As filed with the Securities and Exchange Commission on November 1, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Thematic Opportunities Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund
(Formerly International Institutional Fund)

International Large Cap Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Intrinsic Value Fund

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Select Equities Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Annual Report

August 31, 2013

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Emerging Markets Equity Fund	2
Equity Income Fund	6
Focus Fund	10
Genesis Fund	14
Global Equity Fund	18
Global Thematic Opportunities Fund	22
Greater China Equity Fund	26
Guardian Fund	30
International Equity Fund (Formerly International Institutional Fund)	34
International Large Cap Fund	38
Intrinsic Value Fund	42
Large Cap Disciplined Growth Fund	46
Large Cap Value Fund	50
Mid Cap Growth Fund	54
Mid Cap Intrinsic Value Fund	58
Multi-Cap Opportunities Fund	62
Real Estate Fund	66
Select Equities Fund	70
Small Cap Growth Fund	74
Socially Responsive Fund	78
Value Fund	82
FUND EXPENSE INFORMATION	92
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Emerging Markets Equity Fund	96
Equity Income Fund	99
Focus Fund	101
Genesis Fund	102
Global Equity Fund	105

Global Thematic Opportunities Fund	108
Greater China Equity Fund	110
Guardian Fund	112
International Equity Fund (Formerly International Institutional Fund)	113
International Large Cap Fund	116
Intrinsic Value Fund	119
Large Cap Disciplined Growth Fund	121
Large Cap Value Fund	123
Mid Cap Growth Fund	125
Mid Cap Intrinsic Value Fund	127
Multi-Cap Opportunities Fund	129
Real Estate Fund	130
Select Equities Fund	131
Small Cap Growth Fund	132
Socially Responsive Fund	134
Value Fund	135
FINANCIAL STATEMENTS	147
FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Emerging Markets Equity Fund	209
Equity Income Fund	211
Focus Fund	213
Genesis Fund	215
Global Equity Fund	217
Global Thematic Opportunities Fund	217
Greater China Equity Fund	219
Guardian Fund	219
International Equity Fund (Formerly International Institutional Fund)	223
International Large Cap Fund	223
Intrinsic Value Fund	225
Large Cap Disciplined Growth Fund	227
Large Cap Value Fund	229
Mid Cap Growth Fund	231
Mid Cap Intrinsic Value Fund	235
Multi-Cap Opportunities Fund	237

Real Estate Fund	237
Select Equities Fund	239
Small Cap Growth Fund	241
Socially Responsive Fund	243
Value Fund	247
Reports of Independent Registered Public Accounting Firms	252
Directory	254
Trustees and Officers	255
Proxy Voting Policies and Procedures	263
Quarterly Portfolio Schedule	263
Board Consideration of the Management and Sub-Advisory Agreements	264
Notice to Shareholders	266

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

Equity markets advanced sharply this fiscal year, with the S&P 500 up over 18% for the period. International developed markets reported similarly strong gains—with the MSCI EAFE® Index advancing over 19%. Emerging markets, while positive, lagged.

Five years after the global financial crisis, the world's developed economies seemed to have turned a corner, improving investor and business confidence and fueling this reporting period's rally. With a more solid macroeconomic foundation, market activity has been less volatile. The VIX Index (a forward-looking, short-term measure of S&P 500 Index option-implied volatility), which was near 80 in late 2008, generally remained under 20 this period, but in December, spiked above 22 during the fiscal cliff crisis. Perhaps more importantly, correlations among stocks—unusually high in recent years as the market struggled with shifting macroeconomic news—dropped significantly. The Chicago Board Options Exchange Implied Correlation Index, which tracks price movement within the S&P 500, had declined nearly 50% from its 2008 highs. While lower volatility suggests a more confident, less reactive market, lower correlations are an indication that investors are weighing the fundamentals of individual companies rather than betting on direction at the market or sector level. We believe this indicates a more typical—and healthier—equity market, and one that favors active management.

While markets continued to benefit from accommodative central bank policy this past fiscal year, better-than-expected GDP growth in the U.S., which closed the period at 2.5%, was the positive surprise. The resolution of some of 2012's "manufactured" crises—particularly the fiscal cliff, and its tax and policy unknowns—finally freed businesses and investors from fear-based inertia. At the same time, housing and unemployment improved steadily. By August 2013, U.S. existing home sales had risen over 13% year-over-year, to an annual rate of almost 5.5 million units, with the median price increasing more than $27,000 over the last 12 months. August's unemployment number was the lowest since December 2008. Consumer confidence increased as well, with the Consumer Confidence Index up 20 points year-over-year in August. We believe this combination should continue to support consumer spending, the most critical component of U.S. economic growth.

Elsewhere, within the eurozone, where an untenable debt situation has been the source of market consternation time and again, 2013 economic data thus far suggested the recession had ended and that a period of slow growth had begun. An expanding economy drove equities up and bond yields among the weaker economies down. Emerging markets struggled, however, due to real and perceived pressures from slower growth in China and increased risk aversion after the U.S. Federal Reserve's tapering announcement in May. While some economies are directly tied to China, most are not. During the reporting period, however, investors largely failed to differentiate.

The U.S. is going through another contentious political season, with budget and debt ceiling negotiations. Although the U.S. deficit has dropped significantly over the past five years, the same players in Washington failed to resolve the 2011 debt ceiling negotiations without a U.S. debt downgrade. We can hope for better this time around, but may again see negative economic and market impacts from weak leadership. Bad news from the world's largest economy could certainly have contagion effects considering the relative weakness of much of the developed world. Geopolitical events also have the potential to jar the markets. Developments in Syria, Iran and elsewhere bear watching.

In our view, however, long-term positives may outweigh current risks. We believe equity valuations remain reasonable and interest rates, while rising, are low. In our opinion, corporate balance sheets are healthy, and with the benefit of reduced policy uncertainty, management teams have deployed cash in positive ways—including mergers and acquisitions, increased dividends and share buybacks, and focused capital expenditures. If the market has turned, as we believe it has, to a more fundamentals-focused "weighing machine," skilled active management could have real impact on returns. In a proactive market, we would anticipate that the opportunities our teams and strategies uncover would be rewarded.

We thank you for your confidence in Neuberger Berman and look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 2.77% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the MSCI Emerging Markets (EM) Index, which reported a return of 0.87%. (Performance for all share classes is provided in the table immediately following this letter.)

The MSCI EM Index posted solid gains during the first half of the reporting period. After that, however, the index gave back nearly everything, closing the fiscal year only slightly positive. In early 2013, the index declined as investors took profits and reallocated on signs of growth in the U.S. and Japan. After May, the EM Index dropped further, primarily driven by the U.S. Federal Reserve's announcement of plans to begin unwinding its quantitative easing program. At the same time, concerns arose about the stability of the Chinese banking system.

The MSCI EM Index sharply underperformed both the MSCI EAFE Index and the S&P 500 Index for the past fiscal year, though results were mixed. From a sector perspective, Information Technology led the MSCI EM Index, up 16%, followed by Health Care and Consumer Discretionary. Meanwhile, Materials and Utilities declined roughly 10%, with Energy, Telecommunication Services and Industrials also posting negative results. By country, Korea, the Philippines and Poland outperformed—as did China—while Peru, the Czech Republic and Chile posted significant losses.

Both stock selection and sector allocation were positive for the portfolio versus the benchmark this period, with relative performance benefiting the most from stock selection within Industrials, Consumer Staples and Consumer Discretionary. By contrast, Financials and Materials were areas of relative weakness versus the benchmark. Holdings within China, Russia and Mexico drove our outperformance, while investments in India and Taiwan, and an opportunistic allocation to Canada, detracted.

Top performers during the 12-month period included China Everbright International, Coway and Kimberly-Clark de Mexico. China Everbright reported strong earnings and good momentum in its order book. Coway, the Korean door-to-door marketer of home environment appliances, increased its service fees, which we believe could boost earnings going forward. Kimberly-Clark de Mexico, a paper-based consumer products company, continued to improve margins.

Detractors during the period included DLF Limited, an Indian property manager we sold due to slower growth and tightening liquidity conditions in India. SQM in Chile, an agriculture company, was also sold having come under pressure due to South American market weakness and declining potash prices. BR Malls Participoes, a Brazilian mall operator, fell on market concerns that rising Brazilian interest rates could bring down valuations on the company's properties. As longer-term investors, we continue to see value in the company.

In May 2013, the U.S. Federal Reserve's tapering comments quickly drove U.S. yields higher, causing liquidity to exit emerging markets, and posed a particular problem for markets such as Turkey, whose current account deficits have been funded by foreign investors. This situation resulted in sharp declines in the impacted emerging equity markets and their respective currencies. Further, while the People's Bank of China eventually stepped in, June's severe leap in China's interbank lending rates raised concerns about the stability of the Chinese banking system. Many investors read this as a sign that the government wanted to rein in the rapid credit expansion, in particular off-balance lending activity.

When we step back and look at 2013 so far, we observe two internal factors: earnings and policy issues. Earnings are generally down year-to-date and there have been roughly 15% cuts in earnings estimates for full year 2013 and 2014. This appears to be driven by the more cyclical sectors like Energy and Materials, which made up over 22% of the index weight, thereby making it difficult for the EM asset class to outperform. In regards to policy, we're seeing adjustments in China, noise in Brazil and reforms in India that have started but are moving slowly. While policy adjustments may take time to implement, we believe they could ultimately benefit these economies.

We continue to favor the small- to mid-cap domestically driven companies that have aided relative returns, believing these firms will benefit further from secular local growth. By sector, our greatest overweight is Industrials—in companies we anticipate will benefit from local infrastructure spending. We have added to Consumer Staples holdings, now our second largest overweight, finding smaller-cap names at what we consider good valuations. Health Care is another significant overweight, with holdings focused around consumer-driven care providers and over-the-counter brands. We are still underweighted in Financials, Energy and Materials, and reduced our exposure to commodity materials names even further in recent months, as earnings have disappointed and we believe prospects remain poor.

From a country perspective, we exited several Korean holdings for company-specific reasons. We've also trimmed some Mexican Consumer Staples names as they approached their target prices, adding to newer domestically driven names that we believe offer greater potential upside. We remain biased towards Consumer Staples names in China, while avoiding the large Energy and Materials names that we believe could be negatively impacted by current reforms.

Overall, we continue to find what we believe are excellent bottom-up opportunities across markets. As we think the past year has shown, managers with strong stock picking skills and the capability and flexibility to look beyond the index could continue to have a real opportunity to add value.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.8%
Consumer Staples	13.3
Energy	9.8
Financials	17.9
Health Care	6.5
Industrials	12.2
Information Technology	15.9
Materials	6.8
Telecommunication Services	3.7
Short-Term Investments	6.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	2.77%	12.01%
Class A	10/08/2008	2.54%	11.74%
Class C	10/08/2008	1.78%	10.92%
Class R3[10]	06/21/2010	2.11%	11.52%
Class R6[24]	03/15/2013	2.83%	12.02%
With Sales Charge
Class A		–3.36%	10.40%
Class C		0.78%	10.92%
Index
MSCI Emerging Markets Index[1,16]		0.87%	10.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 1.77%, 2.23%, 2.94%, 2.50% and 1.49% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.26%, 1.51%, 2.26%, 1.92% and 1.19% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 4.79% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the S&P 500 Index, which provided an 18.70% return. (Performance for all share classes is provided in the table immediately following this letter.)

The strong U.S. equity market rally experienced during the reporting period was attributable, in our view, to improving economic data that pointed to a recovery in housing and employment. Additionally, corporate America had benefited from its ability to refinance debt at lower interest rates, which helped improve fundamentals.

While these factors were positive, not all sectors benefited equally. In particular, real estate investment trusts (REITs) and utility stocks lagged the broader U.S. market. Utilities sold off in late 2012 due to fears that the dividend tax rate could double, which it did not—thereafter utilities saw a sharp rebound, making them the best performing sector through April 2013. However, REITs and utilities fell sharply following the U.S. Federal Reserve's tapering announcement in May, which hinted at a possible slowdown of its $85 billion monthly bond purchases. Interest rates on 10-Year U.S. Treasury bonds soared, triggering losses and hurting interest-rate sensitive stocks. From early May through August, the FTSE NAREIT All Equity REITs Index lost 13.3% while the S&P 500 returned 3.0%. Historically, better economic news has generally boded well for areas such as REITs, as we have seen in the past six economic cycles where rates rose dramatically in a short period of time. Once the initial shock has hit and the dust settled, this asset class has provided handsome returns thereafter.

The Fund's significant overweight to utility stocks (representing about 19% of Fund assets at the end of the reporting period) was a negative even though our holdings outperformed the broader Utilities sector and have committed to dividend increases over the upcoming cycle. Overall, the Fund's focus is on companies with exposure to energy infrastructure in the U.S. Top contributors included names such as NV Energy (which is being acquired), Sempra Energy and NiSource, which own storage facilities and pipeline assets. We believe dividend growth and attractive businesses can help mitigate some of the negative sentiment associated with interest rate-sensitive stocks in the short run while also potentially positioning them for longer-term outperformance.

REITs (roughly 21% of Fund assets at the end of the reporting period) suffered from the perception that higher interest rates mean higher borrowing costs, which posed a drag on profitability. However, we believe that in an improving economy, higher rates indicate increasing property values and higher lease rate renewals. In the U.S., American Campus Communities and Simon Property Group were the largest detractors from performance. Though representing only a small percentage of the Fund, non-U.S. REITs were hurt by weaker currencies relative to the U.S. dollar. A Mexican REIT, Fibra Uno Administracion was a detractor. Certain emerging markets have interesting business and strong dividend growth prospects, which are now trading at historic discounts. We anticipate we will continue investing accordingly—while being mindful of the risk/reward dynamics.

One final note about Utilities and REITs: while they detracted this past fiscal year, history shows they can revert quickly to their mean and even surpass the broader equity markets soon thereafter.

The Fund had an overweight to the gold industry through names like Royal Gold and Freeport McMoRan, as well as several mining companies that include Newcrest, Newmont and Market Vectors ETF. These names detracted from returns as the U.S. dollar continued to gain strength and investors' demand for gold began to wane. We built the position as a hedge against the inflation potential of unprecedented central bank intervention, but inflation remained subdued. Elsewhere within Materials, Potash declined as its commodity price came under pressure from oversupply driven by Eastern European competitors and was sold in July, while our gold-related positions were eliminated during spring 2013.

Given the S&P 500's sector performance, several big drivers of positive attribution included Health Care holdings Roche, Novartis and Johnson & Johnson, asset manager BlackRock within Financials, and Meredith, a Consumer Discretionary name that was subsequently sold for a profit when it reached our target price. The S&P 500 has a large allocation to

Health Care, Financials and Consumer Discretionary stocks. As of period's end, we are significantly underweighted in each of these areas, which together represent nearly 40% of the market, and whose returns approached 30% this period.

Historically, the stock market has generated an average annual total return in the 10% to 12% range. The bond market has generated an average total return ranging between 4% to 6%. Our strategy seeks a 7%–9% return, with half derived from income and the other half from appreciation. Historically, the strategy has tended to perform well in challenging times but may not keep up in strong markets. We anticipate potential disruptions from near-term geopolitical tensions and upcoming U.S. political events. In our view, the recent underperformance of sectors like REITs and Utilities creates buying opportunities for certain companies that we believe are poised to profit from an uptick in economic growth. We remain dedicated to uncovering attractive investment opportunities, with a focus on valuations, free cash flow and dividend growth—which we feel will be rewarded over time.

Sincerely,

RICHARD S. LEVINE, TONY GLEASON AND SANDY POMEROY
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	1.2%
Consumer Staples	6.0
Energy	13.4
Financials	29.3
Health Care	9.0
Industrials	9.9
Information Technology	4.3
Materials	1.0
Telecommunication Services	3.2
Utilities	19.3
Other	2.9
Short-Term Investments	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2013
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	4.79%	6.07%	6.60%
Class A14	06/09/2008	4.32%	5.62%	6.27%
Class C14	06/09/2008	3.58%	4.88%	5.70%
Class R3[14]	06/21/2010	3.94%	5.59%	6.24%
With Sales Charge
Class A14		–1.65%	4.39%	5.35%
Class C14		2.58%	4.88%	5.70%
Index
S&P 500 Index[1,16]		18.70%	7.32%	4.88%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.71%, 1.13%, 1.84%, and 1.41% for Institutional Class, Class A, Class C, and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A, Class C and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT14

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class produced a 24.69% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the S&P 500 Index, which posted an 18.70% return. (Performance for all share classes is provided in the table immediately following this letter.)

The stock market rose to record highs over the past 12 months with just a few bumps along the way, as continued sustenance from the U.S. Federal Reserve (the Fed) along with an improving domestic economy fueled momentum in equities, in our view, despite some overhanging macro issues. The first few months of the reporting period were somewhat challenging for stocks as the U.S. presidential election and ensuing policy decisions related to the fiscal cliff and other budgetary matters created uncertainty for investors. Yet the market's decline during this time marked a bottom for stocks as they quickly recovered alongside rising job growth and an improving U.S. housing market. The market received further support from a strong earnings season in January and February. Continued accommodative monetary policy on behalf of the Fed and European Central Bank perpetuated the market's steady rise over the next few months despite global woes that included weakening economic data from the eurozone and signs of a slowdown in China. The market then experienced a setback in late May/early June when investors fretted over continued sluggish U.S. manufacturing data while at the same time worried that the strengthening employment and housing markets would prompt the Fed to curb its accommodative monetary stance sooner than anticipated. However, the Fed stepped in with some reassuring language, which we believe alleviated immediate fears and cleared a path for stocks to ascend further despite mixed economic data and a rather tepid earnings season. The equity market attained new highs in July before retreating a bit in August as the focus began to turn towards the September meeting of the Fed's Federal Open Market Committee, in which it was anticipated the Fed might announce its intent to begin reducing its quantitative easing program in the near future. Escalating geopolitical tensions in the Middle East put added pressure on the market and caused a spike in oil and gas prices. Still, healthy corporate earnings projections for 2014, combined with strengthening macro data and accommodative monetary policy both at home and abroad, kept stocks in solidly positive territory for the past fiscal year.

Performance for the broad market (as measured by the S&P 500 Index) was led by the Financials and Health Care sectors, while the weakest areas were the Telecommunication Services and Information Technology (IT) sectors. Similar to the semi-annual period, Financials stocks rose over the fiscal year driven by, we believe, a stabilizing monetary system in Europe, improving credit conditions in the U.S. and a rising capital markets environment, which boosted profits for many diversified banks and brokers. The U.S. macro recovery also served the Consumer Discretionary sector as greater consumer spending lifted specialty retail stocks and a robust advertising industry drove earnings for several media companies. On the downside, the Telecommunication Services and IT sectors each suffered from the decline of a large industry bellwether, and IT had the added pressure of general sector rotation out of defensive areas and into more cyclical investments in light of the improving economy.

The Fund's return relative to the S&P 500 Index was largely attributable to strong stock selection in the Energy and IT sectors. Within the Energy sector, Cabot Oil & Gas had a total return of almost 90% over the past 12 months. Cabot is a leading low-cost gas producer in the U.S. with, in our view, the most desirable geological acreage in the Marcellus basin. Cabot's ascent was due in part to rising natural gas prices, but the stock also outperformed its gas-related peers owing to strong quarterly production results and solid forward-looking production guidance, as well as the company turning free cash flow positive during this time. Relative returns in the IT segment were lifted in part by a 30%+ rise in SanDisk during the year. SanDisk, which produces NAND flash memory, gained the most ground from January to March after industry manufacturers reported solid earnings results, which alleviated overhanging concerns about possible weak supply/demand dynamics for NAND. The company also reported a positive earnings surprise for every quarter during the past twelve months, which further boosted the stock. We continue to believe that SanDisk is well-positioned to benefit from industry tightening as companies reduce production capacity while demand for NAND rises as the technology is increasingly installed in PC's, notebooks, ultrabooks and other devices.

Although every sector of the Fund produced a positive overall return for the year, our investments in the Health Care and Materials segments detracted from performance on a relative basis. The primary source of loss within Health Care was Express Scripts, one of the largest pharmacy benefit managers in the U.S. The stock experienced a sharp decline in early November after management made some rather grim comments about expectations for 2013 that included "significant in-group member attrition, continued low utilization rates and increased client demands and expectations." Express Scripts traded within a limited range in the months that followed, and although we believe that management's tone was overly conservative and that Express Scripts could recover over time, we exited out of the position in late February to pursue other investment opportunities. In the Materials sector, the shortfall was largely due to gold producer Barrick Gold. We held a small position in the company during the period but the stock's decline caused a drag on absolute and relative performance. The decline in Barrick Gold was largely attributable to falling gold prices. The metal's price dropped as central banks around the world indicated a more imminent end to accommodative monetary policy, which reduced inflation expectations and caused interest rates to rise—two factors that typically have a negative impact on gold prices. Company-specific issues also weighed on the stock as Barrick Gold experienced complications that have delayed the development of its Pascua-Lama mine in Chile. In addition, concerns that the company may cut its dividend due to cash flow constraints also weighed on the stock and may continue to do so in the near term. We believe the long-term prospects for gold prices remain attractive, however; we sold out of Barrick Gold in late July to gain this exposure via other investments.

With the S&P 500 multiple closer to its historical average, we believe stocks on the whole are no longer "cheap" and further appreciation will be increasingly dependent on company fundamentals. Meanwhile, consensus estimates seem to convey that earnings growth for U.S. companies could remain strong due in part to improving economic conditions abroad in key regions such as Europe and China. While we believe the market has the potential to rise further over the long term, we maintain a balanced view in the near term in light of various macroeconomic headwinds that could materialize. We believe the domestic economy continues on a slow path to recovery but remains vulnerable to rising interest rates and negative consumer sentiment if the Fed hardens its monetary stance earlier than anticipated. The debate over the Federal debt ceiling and budget cuts has been contentious and the geopolitical crisis in the Middle East remains highly erratic—two factors that have grabbed investor attention in the past and caused heightened volatility in the market. For these reasons, we always focus our efforts on choosing stocks with what we believe are solid fundamentals and attractive valuations in order to create a fund that can appreciate over the long run despite the myriad factors that can cause the broad market to fluctuate in the interim.

Sincerely,

TIM CREEDON AND DAVID LEVINE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.4%
Consumer Staples	10.0
Energy	10.5
Financials	15.7
Health Care	9.4
Industrials	9.0
Information Technology	17.8
Materials	3.7
Utilities	3.1
Short-Term Investments	4.4
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	24.69%	5.59%	5.26%	10.43%
Trust Class[3]	08/30/1993	24.48%	5.37%	5.05%	10.43%
Advisor Class[4]	09/03/1996	24.22%	5.15%	4.84%	10.37%
Institutional Class[5]	06/21/2010	24.89%	5.73%	5.33%	10.45%
Class A20	06/21/2010	24.47%	5.49%	5.22%	10.42%
Class C20	06/21/2010	23.61%	4.99%	4.97%	10.38%
With Sales Charge
Class A20		17.30%	4.25%	4.59%	10.31%
Class C20		22.61%	4.99%	4.97%	10.38%
Index
S&P 500 Index[1,16]		18.70%	7.32%	7.12%	9.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.98%, 1.17%, 1.32%, 0.81%, 1.22%, and 1.97% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted a 23.91% total return for the fiscal year ended August 31, 2013 but underperformed its benchmark, the Russell 2000® Index, which provided a 26.27% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several periods of weakness and heightened volatility, the U.S. stock market produced strong results during the 12-month period. The market's resiliency was impressive given a number of macro issues, including the U.S. fiscal cliff and sequestration, the European sovereign debt crisis, several geopolitical issues and, more recently, indications from the U.S. Federal Reserve (the Fed) that it may begin tapering its asset purchase program. Supporting the stock market were generally solid corporate earnings and overall robust demand as investors sought to generate incremental returns in the low interest rate environment.

As well as the U.S. stock market performed, small-cap stocks generated even better returns as the Russell 2000 Index outperformed the S&P 500 Index, which gained 18.70% during the period. During the first six months of the fiscal year, small-cap companies with a high degree of financial leverage and low levels of profitability generated the strongest results. However, this trend was less evident during the second half of the period. As always, we emphasized higher-quality/less-speculative issues (companies with higher-than-average profitability and less financial leverage, which are also less cyclical) during the reporting period. This approach generally performs the best when the economy is expanding at a normal pace and is highly defensive during market downturns. Conversely, the Fund typically lags the performance of higher-leveraged/lower-quality companies when the economy is sharply accelerating. The Fund's higher-quality approach has also been a headwind given the Fed's highly accommodative monetary stance, as low interest rates tend to favor companies with higher leverage. With interest rates close to zero, we believe the penalties associated with corporations that have sizable cash positions, as well as the benefits associated with highly leveraged companies, appear to have more or less run their course.

While it produced a strong absolute return, the Fund's underperformance versus the benchmark was largely due to stock selection. In addition, while the portfolio's cash balance was modest and in line with its historical levels, it detracted from results given the market's sharp rally and the low yields available from cash instruments. The sectors that detracted the most from the Fund's performance were Industrials and Materials. Within the Industrials sector, a number of our high-quality machinery companies produced solid results, but lagged the benchmark. We experienced the same trend in the Materials sector, as a number of our stocks in the chemicals and containers and packaging industries were relative underperformers versus the benchmark. In addition, our position in Alamos Gold was detrimental to results. The company is a low cost Canadian gold miner with major operations in Mexico and Turkey. Its shares declined along with other gold mining stocks as the price of gold declined sharply. Elsewhere, in the Information Technology (IT) sector, our positions in NETGEAR and MICROS Systems detracted from performance. NETGEAR provides networking products designed for small businesses and homes. The company encountered a number of headwinds, including supply chain issues that limited its ability to ship new products and weakness in its European markets. MICROS Systems designs, manufactures, markets and services information solutions for the restaurant, hotel and retail industries. The company was negatively impacted by a slowdown in its core markets, primarily in Europe. Additionally, there is growing concern around emerging competitors that could impact MICROS Systems' business.

Contributing the most to performance was stock selection in the Financials and Energy sectors. Within Financials, our decision to not own real estate investment trusts (REITs), emanating from their low barriers to entry and frequent external financing requirements, was beneficial for results. REITs produced very poor results during the last four months of the period given expectations for Fed tapering and rising interest rates. Our position in Ocwen Financial, which is engaged in the servicing and origination of mortgage loans, was a significant contributor to performance. Its shares almost doubled during the reporting period as the company has significantly grown its business as banks continue to reduce their exposure in this area. Within the Energy sector, Oceaneering International and Gulfport Energy were standout performers. Oceaneering International produces equipment for deep water oil production and exploration. The company benefited as deep water well completions are accelerating, supported by higher oil prices. Gulfport Energy is an exploration and production company with major operations in Louisiana, Ohio and Canada. The company continues to develop its Utica Shale acreage, which has highly favorable economics in our opinion.

We were generally comfortable with the Fund's overall positioning from a sector perspective during the reporting period. However, we did make several adjustments. For example, we increased our allocations to the Financials, IT and Consumer Discretionary sectors, while paring our exposures to the Materials, Energy and Utilities sectors.

While there are a number of risks that could derail the strength in equities, we believe there are several positive factors supporting the U.S. economy and, subsequently, U.S.-centric equities. The energy renaissance in the U.S. has benefited the country by improving trade imbalances and mitigating the risks associated with the Middle East, as well as benefiting both corporations and consumers via lower natural gas prices. We believe the housing market has showed continued signs of improvement and the recapitalization of the U.S. financial sector has left U.S. banks in relatively good shape versus their global peers. Potential issues worth noting are uncertainties surrounding the eventual timing and magnitude of Fed tapering, questions regarding the raising of the U.S. debt ceiling and continued high levels of debt in both the U.S. and abroad. Even though the short-term outlook for the equity market is as uncertain as ever, we remain confident that the high-quality/free-cash flow generating businesses in the portfolio could serve investors well over the long run. This is especially true as Fed policy has favored lower-quality/higher-leveraged companies in recent reporting periods.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.1%
Consumer Staples	6.9
Energy	7.5
Financials	13.2
Health Care	10.9
Industrials	19.9
Information Technology	14.3
Materials	10.0
Utilities	1.9
Short-Term Investments	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	23.91%	6.58%	10.82%	12.59%
Trust Class[3]	08/26/1993	23.81%	6.51%	10.76%	12.58%
Advisor Class[4]	04/02/1997	23.46%	6.23%	10.47%	12.38%
Institutional Class[5]	07/01/1999	24.12%	6.79%	11.05%	12.74%
Class R6[25]	03/15/2013	24.06%	6.61%	10.84%	12.60%
Index
Russell 2000® Index[1,16]		26.27%	7.98%	8.76%	9.62%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 1.03%, 1.11%, 1.38%, 0.86%, and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class, and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.85% for Institutional Class after expense reimbursements and/or fee waivers.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated an 11.65% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the MSCI World Index, which provided a return of 18.31%. (Performance for all share classes is provided in the table immediately following this letter.)

The MSCI World Index rose significantly this period, with positive returns across all sectors. Sentiment improved over the period, with supportive European Central Bank statements and resolution of the U.S. fiscal cliff followed by improving U.S. and eurozone growth data. This May, however, the U.S. Federal Reserve's (the Fed) tapering announcement startled investors with prospects of higher global interest rates. Volatility increased as investors worked to balance rate fears and heightened geopolitical concerns with generally better (ex-China) growth data. Consumer Discretionary, Financials and Health Care stocks outperformed, while Materials, Energy and Utilities underperformed—the first two on reduced Chinese demand, and the third on interest rates concerns.

Buoyed by improving growth and investor sentiment, large index components including the U.S., Japan and much of the eurozone outperformed. While all markets were positive, Greece, Finland and Ireland saw the strongest returns. Israel, along with Materials- and Energy-focused Canada, and Norway lagged the benchmark.

Within the portfolio, relative underperformance versus the benchmark primarily resulted from Financials, where we continue to underweight the large U.S. and Japanese banks that led the index this year. An overweight and stock selection within the weak Information Technology (IT) sector was another factor, as were certain Energy holdings. We saw relative benefits from stock selection within Materials and Health Care, and from a zero allocation to Utilities. By country, holdings in Israel, Germany and Switzerland were most beneficial, while UK, Canadian and Chinese holdings detracted.

In terms of individual holdings, many top contributors this year were U.S.-based, including packaging and food safety specialist Sealed Air and asset manager BlackRock. Sealed Air saw increased demand for their packaging and high performance material products as the U.S. economy continued its recovery. BlackRock outperformed as investors moved from fixed income into higher margin equity and alternative investments. Germany's Continental was another significant contributor. The tire and auto parts firm benefited from an uptick in global auto sales.

Underperformers included Apple, New Gold and ICICI Bank. Apple disappointed the market with lower gross margins. However, we believe recent software and services innovations will allow Apple to maintain margins going forward. Canadian gold producer New Gold suffered as the price of gold continued to retreat. Indian bank ICICI sold off with the rest of the Indian market following Mr. Bernanke's tapering comments in late May. The market grew concerned about the impact capital flight would have on India's ability to fund its current account deficit and on the value of the rupee.

Equity markets enjoyed strong performance through late May with investors initially discounting weak economic indicators. More recently, however, markets reversed their positive momentum, as policy uncertainty returned to the fore. The prospect of a Fed "taper" had raised concerns of higher global interest rates and dampened risk appetite, although exact timing remains unknown. Concurrently, lack of clarity on structural reform in Japan, worries about the Chinese banking system, and unrest in a number of nations have added to market concerns.

With policy uncertainty in the U.S., Japan and China, we remain focused on identifying what we believe are high-return companies delivering bottom-line earnings growth—typically companies with stable revenue streams, often as a result of operations spanning all regions. To this end, we are overweighted in IT, refined materials, and industrial names that meet these requirements, while underweighted in the more cyclically and/or China-dependent Financials and bulk Materials areas. We reiterate our doubts on Japan, as we believe the weaker yen will raise costs (e.g., imported energy) domestically rather than just improve wages. That being said, we do have exposure to quality Japanese exporters that we believe could benefit from a weaker yen. While our emerging markets holdings have fallen—as much on currency as stock price—we believe these names have strong franchises with consumer end-markets that could benefit as these markets mature.

In terms of sectors, our IT overweight is focused on market-leading equipment and services businesses. In Materials, we sold our industrial/bulk Materials exposure on concerns that further slowing in China would continue to pressure prices. Instead, our overweight centers around refined chemical names that we believe have pricing power and relatively stable end markets. Industrials is a third overweight, where our focus is differentiated innovators. Our Consumer Discretionary holdings are diversified across autos, as U.S. and China car sales have been showing continued growth, and North American retailers, based on consumer spending trends. We remain underweighted in Financials as developed market banks continue to be at the mercy of central bank policy and regulatory change.

In a market caught between policy and geopolitical uncertainties and clear signs of improving global growth, we anticipate that our fundamentals-focused Quality at a Reasonable Price discipline could continue to guide us to opportunities poised to deliver strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL AND SAURIN SHAH
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	8.6
Energy	7.4
Financials	15.3
Health Care	12.8
Industrials	13.2
Information Technology	16.6
Materials	10.1
Telecommunication Services	2.6
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	11.65%	2.03%
Class A	06/30/2011	11.20%	1.65%
Class C	06/30/2011	10.34%	0.90%
With Sales Charge
Class A		4.78%	–1.08%
Class C		9.34%	0.90%
Index
MSCI World Index[1,16]		18.31%	8.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 10.85%, 11.83%, and 12.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Thematic Opportunities Fund Commentary (Unaudited)

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a 9.53% total return for the fiscal year ended August 31, 2013 but underperformed its benchmark, the MSCI All Country World Index, which generated a return of 16.11%. (Performance for all share classes is provided in the table immediately following this letter.)

Investor sentiment improved as this reporting period progressed—from relief last fall that the European Central Bank would not let the eurozone fail, to offsetting a slower, more internally focused China with improving economic data from the U.S.

In the U.S., macro uncertainties faded with the resolution of last year's fiscal cliff and an improvement in housing and unemployment data, in addition to a natural gas renaissance which supported optimism. Markets paused following the U.S. Federal Reserve's tapering announcement in May, but shrugged it off against the better economic news. Meanwhile in Japan, "Abenomics" (economic policies advocated by Shinz? Abe, the current prime minister of Japan) continued to drive the market. Globally, the U.S. outperformed, followed by developed international markets, while emerging markets closed the year roughly flat.

The portfolio's "Emerging Consumer" theme, the largest by exposure as the year began, and currently the second largest, saw mixed results as emerging markets underperformed. The adage, "China sneezes and the emerging markets catch a cold" held true, regardless of whether a specific market was directly threatened by China's declining demand.

Performance in the "Emerging Consumer" theme benefited from Universal Robina, a Filipino snack foods conglomerate with ambitious plans for increasing market share across Southeast Asia. We have sold the position. Sa Sa International, a Hong Kong-based cosmetics business was also additive, enjoying exposure to both luxury and value-oriented consumers in a segment that seems fairly insulated.

Detractors included Indonesia's Global Mediacom, which we sold as its price pulled back. Indonesia was among the stronger markets for the past several years, but declined as capital left emerging markets, hurting its currency. Hong Kong-based Trinity Limited, a fashion retailer that declined with waning Chinese consumer spending, was also sold.

We made a conscious decision to reduce the portfolio's emerging markets exposure over this fiscal period—down from approximately 24% to 10% of total net assets—on the basis of the Chinese slowdown. Anticipating a trickle-down fall off in demand, we cut back on holdings with direct ties to China, especially in Thailand, Indonesia and the Philippines. This year's nearly 18% disparity between the MSCI Emerging Markets Index and the S&P 500 Index is something we generally only see about once a cycle.

Our "Money in Motion" theme contained two U.S.-based top contributors. Asset manager BlackRock benefited from increased ETF investing and on margin expansion as investors shifted from fixed income to equities. We believe insurance giant American International Group is in great shape following its bailout, an investment that ultimately earned the government $17 billion.

On the negative side, Hong Kong-based First Pacific was a detractor. China's work to reduce economic excesses put pressure on this company, which operates infrastructure, mining, investment management and other businesses. Japan's Mitsubishi UFJ Financial, a newer holding, saw a short-term pullback. We believe in the company's prospects and anticipate that Japanese banks will benefit from Shinz? Abe's bold monetary policies. We began building our Japanese exposure substantially in 2012, with banks, automakers and others that were benefiting from better (ex-China) export conditions.

Within our "Up, Up and Away" theme, we believe Boeing, which should continue to benefit from increases in air travel, was additive. Though volatile during its battery problems, it was purchased at a favorable price. Honeywell International, a supplier to both sides of the Boeing/Airbus duopoly, also outperformed.

"Agriculture," among the weaker themes this period, was reduced as an allocation by about 10 percentage points. Japanese tractor manufacturer Kubota was a top contributor, benefiting with Japanese exports, while Canada's Potash Corporation was our largest detractor. Potash declined as Eastern European rivals created supply gluts in the commodity, thus damaging its price. Chile's SQM also declined. Each of these holdings was sold.

With inflation seemingly benign, our "Inflation/Financial Repression" theme underperformed and was retired in the second quarter. Detractor Market Vectors Gold Trust ETF was part of this theme, designed to hedge against the inflationary pressures we expected after years of unprecedented global central bank easing.

Looking ahead, while there are unknowns on the horizon from the Middle East to potentially rising interest rates, we remain optimistic. We believe the global economy is in a state of slow recovery with GDP growth modestly improving in the U.S.—the world's largest market—and better prospects in Europe. Businesses and consumers are generally healthy in our opinion, both with improved balance sheets after the downturn.

With this optimistic perspective, we are working to take advantage of the compelling valuations we see—often as good as they've been since 2008, in our opinion. We think this could position the portfolio well if the spread between the U.S. rally and the rest of the world begins to compress. We remain dedicated to scouring the globe for the most attractive niche businesses that trade at appealing valuations. We believe that even when we are early to a theme, we have learned from decades of investing that being opportunistic, disciplined and patient with our investments can be rewarded through attractive returns over time.

Sincerely,

ANTHONY GLEASON, SANDY POMEROY, WILLIAM HUNTER AND RICHARD LEVINE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Thematic Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.8%
Consumer Staples	5.7
Energy	4.5
Financials	22.6
Health Care	8.3
Industrials	18.3
Information Technology	14.5
Telecommunication Services	2.9
Short-Term Investments	7.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	9.53%	–1.89%
Class A	06/30/2011	9.20%	–2.25%
Class C	06/30/2011	8.34%	–2.98%
With Sales Charge
Class A		2.93%	–4.88%
Class C		7.34%	–2.98%
Index
MSCI All Country World Index[1,16]		16.11%	6.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.87%, 2.27% and 3.13%, for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.27%, 1.63% and 2.38% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund was launched on July 17, 2013. From its inception through August 31, 2013, the Fund's Institutional Class generated a 1.60% total return but underperformed its benchmark, the MSCI China Index, which generated a 4.79% return for the same period. During this brief reporting period, the Fund was still building its portfolio, which may have been a source of the underperformance versus the index. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks long-term growth of capital and aims to outperform the Greater China equity markets by focusing on what we believe are undervalued mid- and large-cap stocks. We employ a bottom-up, research-intensive and fundamentals-driven approach to selecting investments. Given the high return dispersions across Chinese companies, the investment process is rooted in stock picking. We run a "private equity-like" approach to investing which means we spend an extensive amount of time researching companies and analyzing fundamentals before building conviction on a stock. The investment team seeks to gain a deep understanding of companies through discussions with suppliers, clients, competitors and government agencies, which they believe is a key element to investing in inefficient markets. Ongoing assessments of macroeconomic and market factors augment our stock-picking discipline. We generally prefer companies with high visibility of revenues and earnings and recurring operating cash flows from core businesses.

The Fund is currently focused on domestic consumption-driven stocks, including real estate, retail, auto, food and beverage, health care and suppliers of domestic infrastructure-related machinery, equipment and utilities. As of August 31, 2013, the Fund's largest sector underweight relative to the benchmark was Energy, and the largest sector overweight was Utilities. The Fund also held underweight positions in Financials, Telecommunication Services, Information Technology, Consumer Staples and Industrials, and overweight positions in Health Care, Consumer Discretionary and Materials. The Fund's top 10 positions comprised about 39% of the Fund's of total portfolio assets at the end of August.

Reviewing the recent market environment, the domestic China A-shares market stabilized in July as liquidity concerns eased after the Shanghai Interbank Offered Rate (SHIBOR) and repo rates (the discount rate at which a central bank repurchases government securities from commercial banks) came down considerably. Despite discouraging June export data, sentiment remained relatively positive after Premier Li Keqiang underscored the Chinese government's commitment to achieve 7% GDP growth. Their stated goal is to transform the economy over time while maintaining stable economic development. Towards the end of the July, Chinese equities retreated briefly due to the People's Bank of China removing controls on lending interest rates (to reduce financing costs) and auditing local government debt. However, the China equity markets closed the month higher on expectations that the State Council would announce supportive policies.

In August, the China A-shares market outperformed global equities as strong macro data released for July boosted investors' confidence in the stability of China's growth while second-quarter earnings for a number of sectors beat expectations. Investor sentiment also improved due to increasing railway investment targets, the State Council's announcement to support consumption of information products and services, approval of Shanghai's free trade zone and reform of the financial industry. On the other hand, the offshore China equity markets (equities listed outside of mainland China) were affected by tensions due to the U.S. and Syria situation, concerns over the U.S. Federal Reserve's tapering and disappointing performance from the South Asian emerging markets. The offshore market diverged from the onshore market and ended the month with relatively modest gains.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	3.3
Energy	7.9
Financials	29.3
Health Care	8.4
Industrials	3.4
Information Technology	7.5
Materials	6.0
Telecommunication Services	2.8
Utilities	11.2
Rights	0.0
Short-Term Investments	8.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 08/31/2013 Life of Fund
At NAV
Institutional Class	07/17/2013	1.60%
Class A	07/17/2013	1.60%
Class C	07/17/2013	1.50%
With Sales Charge
Class A		–4.24%
Class C		0.50%
Index
MSCI China Index[1,16]		4.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.91%, 2.27% and 3.02% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These estimated expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 22.54% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the S&P 500 Index, which generated an 18.70% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

From our perspective, the resolution of the fiscal cliff was the key external event driving equity market performance this past fiscal year. Businesses and investors closed 2012 worried about whether, how and when the fiscal cliff would be resolved—and about possible impacts on taxes, government spending, and U.S. Federal Reserve policy.

Although this resolution contained the fiscal drag of higher payroll taxes, the unwinding of several Bush tax cuts, sequester cuts and the end of stimulus spending, greater clarity on the direction forward was positive for business and investor sentiment, in our view, which in turn stimulated investment and consumer spending, thereby supporting modest but sustainable GDP growth thus far into 2013. For the equity market, greater clarity on tax rates and policy improved sentiment, which resulted in a decline in equity risk premiums and played a large role in 2013's rally.

At the company level, we are seeing management teams move forward with decisions that were held in abeyance, such as deploying liquidity toward M&A activity, capital spending, share buybacks and dividend increases—all positives for equity valuations and potential drivers of incremental earnings going forward.

Within our portfolio, our businesses continued to deliver solid execution in a slow-growth world, just as they have since the financial crisis—demonstrating growth ahead of GDP and their peers. As macroeconomic concerns abated and investor focus returned to company-specific fundamentals, strong growth was rewarded.

As such, stock selection was the dominant factor in our relative performance versus the benchmark during the reporting period, with key contributions coming from several of our largest portfolio positions. These included Texas Instruments, Danaher and Roche—long-term holdings whose strong organic growth characteristics were recognized by investors.

Performance was hindered somewhat by Newfield Exploration, which was sold, and BG Group—Energy names that saw production disappointments last fall. Altera was another laggard, although we believe the company's market position, growth plans, and shareholder-friendly policies may bode well for the future.

The summer of 2013 was the first in five where investors were not struggling to comprehend the scope and impact of a debt-induced macroeconomic challenge somewhere in the world. While the summer's market activity was generally subdued, we remained active and opportunistic. For example, we sold Target and added Costco, TJX Cos. and TW Telecom this August alone.

We re-introduced Target back in 2011 on the anticipation that its merchandising strategy, grocery sections, and customer loyalty initiatives would accelerate growth. The company executed well and earnings expanded. However, recent same-store sales comparisons decelerated as these programs matured. Considering this and growing concerns about on-line competition, we re-evaluated our premise and exited the position.

We had owned Costco in the past and continue to like its traffic-driven "treasure hunt" merchandising model which, unlike most brick and mortar retailers, has kept in-store traffic strong and consistent.

We introduced TJX Cos., leading off-price apparel and home furnishings retailer, believing it will benefit from improving employment and home-related spending. Like Costco, its stores employ a "treasure hunt" model that we believe is inherently less exposed to on-line competition. The company has enjoyed consistent same-store sales growth, reflecting the strength of its value proposition and merchandising model.

2013 is an investment year for TW Telecom, a best-in-class, enterprise-focused telecommunication and data network services provider. The company is growing a reorganized sales force to support significant new product introduction, which, if successful, could accelerate revenue growth while improving margins and returns on capital.

Looking ahead, macroeconomic and geopolitical risk remain—from Syria and Iran, to "new management" in China, to policy and leadership changes at the Fed, to upcoming debt ceiling and budget debates. Further, the global economic backdrop remains relatively fragile due to the developed world's debt overhang—although as the declining near-term U.S. deficit illustrates, improving economies make challenges more manageable.

While external risks persist, we continue to see visible organic growth as our holdings continue to execute well in a slow growth world. We also look to use stock-level volatility opportunistically, buying what we believe are great companies at good valuations. While the market has rallied significantly, valuations overall appear reasonable to us—and might be considered cheap if U.S. GDP trend growth were to accelerate to a more normal 2.5% or 3%. Should growth accelerate, we believe the companies in our portfolio would have meaningful operating leverage to improved earnings given how tightly they've managed expenses.

We're pleased with the portfolio's positioning and the market's apparent concurrence regarding its inherent value.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.1%
Consumer Staples	12.1
Energy	9.1
Financials	19.5
Health Care	5.5
Industrials	13.8
Information Technology	17.0
Materials	5.9
Telecommunication Services	0.9
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	22.54%	6.41%	8.00%	11.08%
Trust Class[3]	08/03/1993	22.36%	6.23%	7.82%	11.04%
Advisor Class[4]	09/03/1996	21.81%	5.81%	7.38%	10.91%
Institutional Class[5]	05/27/2009	22.80%	6.59%	8.09%	11.09%
Class A20	05/27/2009	22.38%	6.25%	7.92%	11.07%
Class C20	05/27/2009	21.43%	5.57%	7.57%	11.01%
Class R3[17]	05/27/2009	22.03%	6.04%	7.81%	11.05%
With Sales Charge
Class A20		15.31%	5.00%	7.28%	10.96%
Class C20		20.43%	5.57%	7.57%	11.01%
Index
S&P 500 Index[1,16]		18.70%	7.32%	7.12%	11.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.92%, 1.09%, 1.50%, 0.74%, 1.12%, 1.88%, and 1.39% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.11%, 1.86% and 1.36% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Advisor Class and Institutional Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary* (Unaudited)

Neuberger Berman International Equity Fund (formerly International Institutional Fund) Institutional Class generated a 13.82% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the MSCI EAFE® Index, which provided a 19.17% return. (Performance for all share classes is provided in the table immediately following this letter.)

International developed markets rose significantly during the 12-month period. Sentiment improved early on as 2012's supportive European Central Bank (ECB) statements were followed by data showing the U.S. growing faster than expected, and that the eurozone had shifted from recession to slow economic growth. This past May, however, the U.S. Federal Reserve's tapering announcement startled investors with prospects of higher global interest rates. Volatility increased as the period closed, as investors worked to balance rate fears and heightened geopolitical concerns with generally better (ex-China) global growth data. Consumer Discretionary and Financials stocks outperformed, followed by Industrials and Health Care. While all sectors advanced this period, Energy, Materials and Utilities were relatively weaker.

The EAFE Index and the S&P 500 Index saw similar results this year, while emerging markets lagged. Resolution of 2012's fiscal cliff supported the U.S. and other developed markets. A large EAFE component, Japan's strong performance was another benefit to the EAFE benchmark. This year, many of the "weaker" economies led, enjoying relief rallies on the basis of a supportive ECB and arrival of bailout funds. The top performers were Greece, Finland and Ireland. Weaker markets included China-impacted Singapore, Israel in light of Middle East turbulence, and Norway with global commodities and energy prices under pressure from a slower, if steadying China.

Within the portfolio, strong stock performance within Consumer Staples was a key benefit to relative performance versus the benchmark. Information Technology (IT) holdings were also positive, as was our avoidance of Utilities. We lost ground on a relative basis within Financials, from both stock selection and an underweight position, and in the Materials and Consumer Discretionary sectors. By country, holdings in Israel and an underweight to the commodities-heavy Australian market were beneficial. As Canada, another relatively weak commodities-rich economy, is not part of the EAFE, our allocation there hurt relative performance, as did holdings in the UK and France.

Top contributors included PIGEON, a Japanese baby-products company, which continues expansion into China and other Asian markets; Roche, the Swiss pharmaceuticals firm, which has enjoyed sales growth in its market-leading oncology franchise; and Japanese automaker TOYOTA MOTOR, which raised profit forecasts on increasing export sales given a weaker yen. Among detractors, New Gold and Silver Wheaton, Canadian gold and silver streaming companies, declined with the selloff in precious metals. Tullow Oil, a UK-listed African oil explorer, dropped on project delays in Uganda and Ghana.

While the EAFE benchmark had a good run over this fiscal year, international equity markets cooled somewhat after May. The prospect of Federal Reserve tapering raised concerns about higher interest rates globally, dampening risk appetite. Concurrently, lack of clarity from Japan's Prime Minister Abe on Japanese structural reform, concerns about the Chinese banking system, and pockets of social unrest have added to worries.

With uncertainty regarding government policy in the U.S., Japan and China, we remain focused on identifying high-return companies delivering bottom-line earnings growth—companies with stable revenue streams and often with operations spanning North American and developing markets. As a result, we are overweighted in IT, refined materials, consumer and health care names, while underweight the more cyclically dependent financials and bulk materials areas. In Japan, where we believe the weaker yen will raise costs domestically (e.g., imported energy), and government pressure may lead to wage inflation, we prefer quality exporters with global businesses.

By sector, our largest overweight is Industrials, centered around service and distribution businesses we think can adapt to a variety of economic conditions. IT is our second-largest overweight, with our emphasis being market-leading equipment and services providers. We sold the last of our industrial/bulk materials exposure on increasing concerns that a further slowdown in China could continue to pressure industrial raw materials prices. As such, our Materials holdings are concentrated in refined chemical names we believe have pricing power and relatively stable end markets. Our Consumer Discretionary names are diversified across businesses that have had steady recurring revenue rather than the low-quality Japanese consumer-electronic names that rallied hard earlier this year. We remain underweighted in Financials as we believe the sector continues to be at the mercy of central bank policy, while weak underlying demand continues to depress returns. Given their underperformance, we also sold some of the oil services companies we owned—with many dependent on increasingly complex projects, both geologically and politically.

While our emerging markets holdings have fallen—as much on currency as on stock price—we believe these names have strong franchises with consumer end-markets that could benefit as these markets mature.

In a market caught between policy and geopolitical uncertainties and clear signs of improving global growth, we anticipate that our fundamentals-focused Quality at a Reasonable Price discipline will continue to guide us to opportunities we believe are poised to deliver strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

*  Effective December 15, 2012, Neuberger Berman International Institutional Fund changed its name to Neuberger Berman International Equity Fund. On January 25, 2013 the Neuberger Berman International Fund merged into the Neuberger Berman International Equity Fund.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.7%
Consumer Staples	13.0
Energy	2.8
Financials	14.7
Health Care	9.5
Industrials	20.4
Information Technology	8.4
Materials	11.2
Telecommunication Services	3.4
Short-Term Investments	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	13.64%	2.95%	4.61%
Trust Class[13]	01/28/2013	13.61%	2.94%	4.61%
Institutional Class	06/17/2005	13.82%	2.98%	4.63%
Class A13	01/28/2013	13.56%	2.93%	4.60%
Class C13	01/28/2013	12.96%	2.83%	4.54%
With Sales Charge
Class A13		7.03%	1.72%	3.85%
Class C13		11.96%	2.83%	4.54%
Index
MSCI EAFE® Index[1,16]		19.17%	2.11%	5.11%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.59%, 1.57%, 1.16%, 1.48% and 2.23% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.40%, 0.85%, 1.21% and 1.96% for Investor Class, Institutional Class, Class A and Class C, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary (Unaudited)

Neuberger Berman International Large Cap Fund Trust Class generated a 12.17% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the MSCI EAFE® Index, which provided a 19.17% return. (Performance for all share classes is provided in the table immediately following this letter.)

International developed markets rose significantly during the 12-month period. Sentiment improved early on as 2012's supportive European Central Bank (ECB) statements were followed by data showing the U.S. growing faster than expected, and that the eurozone had shifted from recession to slow economic growth. This past May, however, the U.S. Federal Reserve's tapering announcement startled investors with prospects of higher global interest rates. Volatility increased as the period closed, as investors worked to balance rate fears and heightened geopolitical concerns with generally better (ex-China) global growth data. Consumer Discretionary and Financials stocks outperformed, followed by Industrials and Health Care. While all sectors advanced this period, Energy, Materials and Utilities were relatively weaker.

The EAFE Index and the S&P 500 Index saw similar results this year, while emerging markets lagged. Resolution of 2012's fiscal cliff supported the U.S. and other developed markets. A large EAFE component, Japan's strong performance was another benefit to the EAFE benchmark. This year, many of the "weaker" economies led, enjoying relief rallies on the basis of a supportive ECB and the arrival of bailout funds. The top performers were Greece, Finland and Ireland. Weaker markets included China-impacted Singapore, Israel in light of Middle East turbulence, and Norway with global commodities and energy prices under pressure from a slower, if steadying China.

Within the portfolio, strong stock performance within Consumer Staples was a key benefit to relative performance versus the benchmark. Information Technology (IT) holdings were also positive, as was our avoidance of Utilities. We lost ground on a relative basis within Financials, from both stock selection and an underweight position, and in the Energy and Materials sectors. By country, holdings in Israel and Denmark, as well as our underweight in the commodities-heavy Australian market, were contributors to performance. Holdings within the UK and France detracted from relative performance. As Canada, another relatively weak commodities-rich economy, is not part of the EAFE, allocations there also hurt relative performance.

Top contributors included two Swiss companies, pharmaceuticals leader Roche and a fragrance and flavors firm, Givaudan. Roche enjoyed sales growth in its market-leading oncology franchise, while Givaudan benefited from prospects for improved earnings after a solid 2012. Bezeq, an Israeli telecom firm, benefited from structural changes in the sector and a large dividend payout. Among detractors, New Gold and Silver Wheaton, Canadian gold and silver streaming companies, declined with the selloff in precious metals. Tullow Oil, a UK-listed African oil explorer, dropped on project delays in Uganda and Ghana.

While the EAFE benchmark had a good run over this fiscal year, international equity markets cooled somewhat after May. The prospect of Federal Reserve tapering raised concerns about higher interest rates globally, dampening risk appetite. Concurrently, lack of clarity from Japan's Prime Minister Abe on Japanese structural reform, concerns about the Chinese banking system, and pockets of social unrest have added to worries.

With uncertainty regarding government policy in the U.S., Japan and China, we remain focused on identifying high-return companies delivering bottom-line earnings growth—companies with stable revenue streams and often with operations spanning North American and developing markets. As a result, we are overweighted in IT, refined materials, consumer and health care names, while underweight the more cyclically dependent financials and bulk materials areas. In Japan, where we believe the weaker yen will raise costs domestically (e.g., imported energy), and government pressure may lead to wage inflation, we prefer quality exporters with global businesses.

By sector, Industrials is our largest overweight, centered around service and distribution businesses we think can adapt to a variety of economic conditions. Our second largest overweight is IT, with our emphasis being market-leading equipment and services providers. We sold the last of our industrial/bulk materials exposure on increasing concerns that a further slowdown in China could continue to pressure industrial raw materials prices. As such, our Materials holdings are concentrated in refined chemical names we believe have pricing power and relatively stable end markets. Our Consumer Discretionary names are diversified across businesses that have had steady recurring revenue rather than the low-quality Japanese consumer-electronic names that rallied hard earlier this year. We remain underweighted in Financials as we believe the sector continues to be at the mercy of central bank policy, while weak underlying demand continues to depress returns. Given their underperformance, we also sold some of the oil services companies we owned—with many dependent on increasingly complex projects, both geologically and politically.

While our emerging markets holdings have fallen—as much on currency as on stock price—we believe these names have strong franchises with consumer end-markets that could benefit as these markets mature.

In a market caught between policy and geopolitical uncertainties and clear signs of improving global growth, we anticipate that our fundamentals-focused Quality at a Reasonable Price discipline will continue to guide us to opportunities we believe are poised to deliver strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Large Cap Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.1%
Consumer Staples	10.1
Energy	2.8
Financials	14.7
Health Care	9.8
Industrials	18.5
Information Technology	9.2
Materials	12.7
Telecommunication Services	4.2
Short-Term Investments	4.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	12.17%	1.52%	2.04%
Institutional Class[6]	10/06/2006	12.56%	1.88%	2.39%
Class A15	12/20/2007	12.08%	1.52%	2.04%
Class C15	12/20/2007	11.23%	0.78%	1.43%
Class R3[15]	05/27/2009	11.83%	1.28%	1.87%
With Sales Charge
Class A15		5.68%	0.32%	1.19%
Class C15		10.23%	0.78%	1.43%
Index
MSCI EAFE® Index[1,16]		19.17%	2.11%	2.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.40%, 1.00%, 1.40%, 2.13% and 1.67% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.25%, 0.90%, 1.30%, 2.00% and 1.51% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 26.94% total return for the fiscal year ending August 31, 2013 and outperformed its benchmark, the Russell 2000® Value Index, which generated a 24.38% return. (Performance for all share classes is provided in the table immediately following this letter.)

The 12-month period was not without its trials and tribulations. Investment professionals had to handicap the outcome of a presidential election as well as the economic impact of looming budget cuts and tax hikes. As these issues were resolved—first the election, then sequestration and tax hikes—stock markets rallied. January was one of the strongest performing months in many years, driven by a significant surge of money flowing into mutual funds. With the benefit of hindsight, it's fair to conclude that any outcome which yielded certainty was preferable to continued political warfare and uncertainty.

Many strategists had recommended a portfolio approach predicated on one's assessment of the election. While we gave the issue a great deal of thought, we generally choose not to tailor the Fund to a particular political scenario, opting instead to focus on a gradual, broad based economic recovery that we believed would favor most cyclical companies. In fact, the combination of spending cuts and tax hikes proved to be a reasonable and balanced policy based on the continued growth of the economy and the improving fiscal health of the Federal government. Outside of the defense industry, no one industry has been disproportionately impacted by the tax hikes or sequestration. We were well served by not over-emphasizing individual companies or sectors based on our view of who would win the election.

It is fair to suggest that the events of recent years, which include the technology bubble, September 11, and the financial crisis of 2008, have taken their toll on stock market investors with the result being a market psychology that seems to move from one obsessive concern to another. At one point during the reporting period, the markets became fixated on the U.S. Federal Reserve's intended plan to reduce the amount of bonds it purchases via its quantitative easing program. Interest rates rose by more than a full percentage point in anticipation of the move. The upward move in rates, although disturbing, came from an abnormally, and in our view, unsustainably low level. By any historic measure, interest rates remain very attractive and as long as job growth continues and consumer confidence remains healthy, we believe the recovery in the critical real estate and auto industries should continue.

The economic sensitivity of our portfolio to changes in the economic outlook should not be underestimated. We believe that over half of the year's return was driven by greater confidence in the sales and profit guidance from our companies, with the balance of our performance coming from company specific events. However, drawing a precise line is problematic. For example our largest and most profitable investment during the fiscal year was OfficeMax, which agreed to merge with Office Depot. While the merger helped sentiment towards the office products group, the strengthening market for new home construction allowed OfficeMax to monetize a $250 million investment in a building products company. It used the proceeds to pay a special one-time dividend of $1.50 to shareholders. Merger and acquisition activity involving Lender Processing Services, Ceradyne, Keynote Systems and Volterra also helped performance. We believe that in the year ahead, deal making will increase as companies look to lock in attractive borrowing rates. The portfolio was not without its disappointments. We made an ill-timed investment in mobile advertising company Velti PLC, a turnaround story where the problems are more deeply rooted than we estimated. Most of the other detractors were companies that simply didn't participate in the rally rather than having a company specific challenge.

As the stock markets advanced, we redoubled our efforts to maintain an attractively valued portfolio as measured by our discount to intrinsic value.1 We introduced 21 ideas into the portfolio while eliminating 11 companies. These new investments now constitute roughly 15% of the portfolio and the percentage could grow as we gain further conviction or as market prices provide attractive entry points. At the end of August, our discount to intrinsic value was 26%, a reasonable level but below our historic average of 30%.

The overarching theme in our portfolio remains our belief that the economy's recovery will continue. We are encouraged by economic growth trends and employment gains. There are many naysayers casting doubts on the quality of employment (too many part-time, low paying jobs) and pace of growth (should be faster coming out of a recession). We believe trends are improving and that we will exit 2013 at an accelerating rate of job creation and economic growth. Nonetheless, we anticipate that the fiscal year ahead will bring its fair share of challenges, some that we can foresee, like political dysfunction in Washington and geopolitical stress from the Middle East, and others that will surprise us all. We are convinced that the strategy to cope with sudden and dramatic changes is remaining true to our contrarian value philosophy. Over time, we believe buying into uncertainty and selling when fair value is reflected in stock prices has served us well.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	6.4%
Consumer Staples	1.8
Energy	2.5
Financial Services	12.9
Health Care	8.8
Materials & Processing	6.0
Producer Durables	23.1
Technology	28.0
Utilities	3.2
Short-Term Investments	7.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2013
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	26.94%	8.77%	10.38%	11.45%
Class A19	05/10/2010	26.61%	8.51%	10.24%	11.37%
Class C19	05/10/2010	25.62%	7.99%	9.98%	11.20%
With Sales Charge
Class A19		19.33%	7.23%	9.59%	10.96%
Class C19		24.62%	7.99%	9.98%	11.20%
Index
Russell 2000® Value Index[1,16]		24.38%	6.88%	8.55%	8.57%
Russell 2000® Index[1,16]		26.27%	7.98%	8.76%	7.35%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.22%, 1.61% and 2.36% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.00%, 1.36% and 2.11%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT19

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary (Unaudited)

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 12.76% total return for the fiscal year ended August 31, 2013, but trailed its benchmark, the Russell 1000® Growth Index, which provided a return of 16.43%. (Performance for all share classes is provided in the table immediately following this letter.)

The past year brought resolution to several of the macro issues facing the markets—the U.S. elections and legal battle over Obamacare, plus the sequestration and fiscal cliff, which although they may have some impact later this year, went out with a whimper rather than a bang. Outside the U.S., while China slowed and Europe has been in recession, recent data shows Europe's GDP beginning to grow, if slowly. The market took this news very positively, rallying strongly during the reporting period.

Given the environment going into this period, we were somewhat defensively positioned. Although we reduced our defensive positioning somewhat, it was a drag on relative performance versus the benchmark in the face of a strong rally. The outperformance of smaller stocks also hurt, given our larger cap emphasis.

By sector, the portfolio benefited most from an underweight to the weak Information Technology sector and strong stock selection within Financials. The most significant areas of underperformance were allocations to the Materials—where we saw some individual disappointments—and Consumer Discretionary sectors. Although our Consumer Discretionary holdings generally outperformed, having an underweight to this strong sector was detrimental.

Significant positive contributions came from companies including ASML, Vertex Pharmaceuticals, and LinkedIn. ASML, a leader in semiconductor lithography, is the only provider of extreme ultraviolet technology—the process required for producing the next generation of microchips. As such, it's seen significant investment from companies requiring the technology's further development, including Intel and Taiwan Semi.

Toward the end of April, Vertex, a drag on performance during the first half of this period, received Phase 2 clinical trial data on VX-661. This medication was designed to be used in combination therapy with Vertex's Kalydeco in treating Cystic Fibrosis. Vertex is currently the only firm with an approved Cystic Fibrosis treatment, and while Kalydeco can treat about 4% of Cystic Fibrosis patients, it's hoped that the combination therapy (along with VX-809, in Phase 3 trials), could help approximately 50% of patients. Vertex is also developing what we expect will be a key component of a multi-drug treatment for Hepatitis C.

LinkedIn, the employment-focused social networking company, has successfully disrupted recruiting, providing companies with significant savings. LinkedIn continues to see revenues grow rapidly. We sold the stock when it reached our target price.

Disappointments included Edwards Lifesciences, Teradata and Agrium. Edwards Lifesciences makes specialized replacement heart valves that can be inserted transcatheterally. A very successful launch of these valves in Europe set extremely high expectations for the U.S. launch, but the company missed two quarters as adoption here was slower than expected. While American doctors want to do the transcatheter procedure, it's harder to make the economic case for building the specialized surgery centers required for it, as reimbursement for the procedure in the U.S. takes longer and is in lower amounts than in Europe, thereby making it take longer to recoup the cost of setting up the center.

Teradata is a hosted data storage network company whose services have traditionally been used for relational databases, roughly analogous to huge Excel spreadsheets. Most data produced today is unstructured rather than relational, and thus requires different storage, access and analytical tools. While we believe Teradata has a strong traditional data business, our hope was that the company could participate in the higher growth unstructured segment. As we became increasingly less confident this would happen in the near term, we exited the position.

Agrium, a fertilizer company, was locked in a proxy fight with an activist investor. The investor's goal was to push through what we believe are some potentially beneficial changes related to expensive acquisitions and rationalizing the size of the company's retail distribution network. The stock price declined as the company prevailed in the fight. However, indications are that the firm will institute the changes regardless.

Correlations between stocks have come down recently, increasing our confidence that stock picking can have a positive impact on performance. As such, we decided to increase the size of certain positions. Our active share (measuring how different the portfolio is from the benchmark) is also relatively high, while our beta (measuring volatility relative to the index), has remained relatively low. We're comfortable with this somewhat defensive positioning given our belief that market volatility could increase considering current geopolitical risks.

The market can perform within a stable, low-growth environment, as evidenced by recent returns. Between the removal of many macro issues and indicators of improving global growth, we anticipate a generally positive environment ahead. As macro distractions have given way to a renewed focus on fundamentals, and as correlations between individual stocks have declined, we also foresee a market that, in our opinion, could be particularly good for active managers.

Sincerely,

DANIEL H. ROSENBLATT AND JOHN J. BARKER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.2%
Consumer Staples	16.6
Energy	4.5
Financials	2.6
Health Care	10.7
Industrials	11.7
Information Technology	24.2
Materials	5.2
Telecommunication Services	4.7
Short-Term Investments	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	12.76%	4.22%	5.31%	–0.69%
Institutional Class[5]	04/06/2009	13.28%	4.55%	5.48%	–0.57%
Class A20	04/06/2009	12.80%	4.20%	5.30%	–0.70%
Class C20	04/06/2009	11.93%	3.52%	4.96%	–0.93%
Class R3[17]	05/27/2009	12.48%	4.01%	5.21%	–0.76%
With Sales Charge
Class A20		6.29%	2.97%	4.68%	–1.12%
Class C20		10.93%	3.52%	4.96%	–0.93%
Index
Russell 1000® Growth Index[1,16]		16.43%	8.40%	7.24%	0.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.11%, 0.78%, 1.16%, 1.90% and 1.44% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86%, and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Investor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class produced a 24.05% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 23.10% return. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equities delivered strong returns over the past 12 months—stronger than many may have anticipated at the start of the period. Uncertainty was high at the beginning of the Fund's fiscal year as the U.S. headed into the presidential election. However, continued low interest rates maintained by the U.S. Federal Reserve (the Fed) as well as perceived signs of growth in China, some stabilization on the European front, rising income and consumer spending data in the U.S., and a pick-up in employment and housing, sent stocks higher for most of the period.

Equities stumbled in June as market participants started to worry that the Fed would soon begin tapering the asset purchases that had been driving much of the market's momentum. The Bank of Japan, which increased stimulus sharply in April but then announced that it would hold off on any more stimulus in June, as well as the ongoing uncertainty in the Middle East, also produced large swings in global markets. Markets rebounded in July after a Fed meeting in late June led many market participants to predict that the Fed's tapering would not be immediate. However, August saw yet another reversal as turmoil in the Middle East increased sharply and as attention focused on the U.S. debt ceiling deadline, with some observers predicting that another fiscal cliff could be reached as early as mid-October.

Within the Fund's benchmark, the Russell 1000 Value Index, stocks in the Financials sector delivered the largest contribution to returns. These companies benefited from an improving overall economy, an increase in merger and acquisition activity, and a continued low interest rate environment. Consumer Discretionary, Information Technology (IT) and Health Care companies also rose as a result of the improving economy and, in the case of Health Care, as a result of decreasing uncertainty regarding the possible effects of the Affordable Care Act. The only sector within the index to deliver negative overall returns was Telecommunication Services as investors moved money to more cyclical areas of the market as economic data improved.

Financials had the greatest positive impact on the Fund's relative returns versus the benchmark. While we were similarly weighted to the index, we benefited from superior stock selection. The Fund also benefited from its Health Care holdings. The Fund's underexposure to this well-performing sector was a slight negative but superior stock selection more than made up for it. An overweight as well as poor stock selection in the Materials sector negatively impacted relative performance. Poor stock selection in IT also placed a slight drag on relative returns.

Stock selection within the Financials sector was the primary driver of the Fund's outperformance relative to our index during the reporting period. Citigroup, in particular, made an outsized positive impact. We initiated this position over a year ago when we concluded that its low market price was not justified from a normalized earnings perspective. We established an overweight position in the stock, which paid off during the past fiscal year. Goldman Sachs Group was another holding that we had determined to be a good value—a conviction that also boosted relative returns. Goldman Sachs was a particular beneficiary of the opening up of capital markets during the past 12 months. While we were about equally weighted with the index in the Financials sector during the past year, we did not own REITs or mid-cap banks. This lack of exposure also contributed to the Fund's outstanding returns in this sector.

The Fund's relative returns were negatively impacted by the Materials sector. We were overweighted in this area, which underperformed the index, and the positions we held did not perform as well as those in the index. The Mosaic Company, a major global producer of potash, was the portfolio's worst performer in the sector and was the primary detractor from overall relative returns. Share prices for potash producers fell in July when a large producer unexpectedly withdrew from a powerful consortium, igniting fears that prices for the commodity could be driven down around the world. The Mosaic position was eliminated. The Fund's second largest detractor from relative performance was also within Materials. Newmont Mining is a gold and copper mining company with significant assets in the U.S., as well as in

Australia, Canada, Ghana, Indonesia, Mexico, Peru and New Zealand. The company's stock suffered significantly as the price of gold and other metals fell.

We believe that equity markets will remain strong, at least through calendar year-end. However, we believe the robust performance that we have seen over the past year will be difficult to maintain and there are headwinds on the horizon. We anticipate that the Fed, at some point, will begin the process of tapering. The only uncertainty, in our opinion, is when. Gross domestic product numbers were revised upwards for August and unemployment appears to be easing. Within that environment, the Fed may soon have the confidence to withdraw some liquidity from the economy and from the market. While we think this monetary tightening could place a drag on stocks, we also believe that the economic recovery is real and that the companies that we invest in could continue to benefit from such a recovery, enabling their stocks to rise even without the significant boost the market has received from the Fed. However, other concerns remain, particularly the ongoing crisis in the Middle East and the debt ceiling crisis, both of which we believe are likely to remain center stage and produce uneasiness in the markets. We continue to see a good deal of value in equities, particularly in industrial stocks, such as airlines, as well as chemical and technology companies. We are currently seeking out stocks that we believe are undervalued based on normalized earnings whose value will be recognized by the market over time. In our view, this strategy may produce favorable risk-adjusted returns as we continue to monitor the correlation among holdings in seeking to achieve a positive risk/reward balance.

Sincerely,

ELI SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.0%
Consumer Staples	3.4
Energy	12.2
Financials	27.8
Health Care	8.1
Industrials	17.5
Information Technology	14.0
Materials	9.9
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	24.05%	3.29%	7.18%	12.73%
Trust Class[3]	08/30/1993	23.76%	3.09%	6.99%	12.66%
Advisor Class[4]	08/16/1996	23.58%	2.93%	6.81%	12.53%
Institutional Class[5]	06/07/2006	24.26%	3.46%	7.31%	12.77%
Class A20	06/21/2010	23.72%	3.12%	7.10%	12.71%
Class C20	06/21/2010	22.87%	2.63%	6.84%	12.64%
Class R3[17]	06/21/2010	23.47%	2.96%	7.02%	12.69%
With Sales Charge
Class A20		16.63%	1.91%	6.47%	12.54%
Class C20		21.87%	2.63%	6.84%	12.64%
Index
Russell 1000® Value Index[1,16]		23.10%	6.69%	7.61%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.88%, 1.06%, 1.21%, 0.71%, 1.08% 2.05% and 1.40% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.87% and 1.37% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated an 18.03% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the Russell Midcap® Growth Index, which returned 23.97% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

A resilient economy that offered steady GDP growth amid signs of improvement in housing and employment, coupled with a liquidity-fueled market, fostered surprisingly robust double digit returns over the trailing 12 months. Despite its overall strong performance, the period's bull market had an almost underappreciated quality to it. There was a prevailing sense of general investor apathy which was likely the result of continued headline volatility around sequester-driven budget cuts, the true health of China's economy, political unrest in various emerging and developing countries, and the U.S. Federal Reserve's potential intent to taper off its quantitative easing program. From our perspective, as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate dependency among yield obsessed investors for the significant number of corporations that are providing escalating dividend programs over direct capital reinvestment into their franchises, and in some cases doing so as an apparent viable short-term remedy for any fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies, exemplified by Consumer Staples and Information Technology (IT) as unexpected leading and lagging contributors to a buoyant equity market.

During the trailing twelve months, the portfolio was materially overweighted in Industrials, Telecommunication Services and IT and underweighted in Consumer Discretionary, Consumer Staples and Materials. Drilling down to industry-level decisions, relative performance versus the benchmark proved to be as much about what we didn't own as what we did, as our avoidance of, or significant underweight to, airlines, personal products, packaged food and meats, auto manufacturers and internet retail contributed to our allocation decisions being a meaningful driver of our relative underperformance. In each case, we feel our underweight was justified as the aforementioned segments were fueled by stocks that excelled in spite of what we viewed to be significant headwinds, questionable management and/or slow growth potential.

With respect to what we did own, the top contributor for the period was Cabot Oil & Gas, a domestic exploration and production company that raised guidance and which we believe remains well positioned to efficiently execute in a declining price environment. Additional contributors were Illumina, a developer of life science and genetic analysis tools that delivered a strong quarter and outlook; Affiliated Managers Group, a global asset management company that benefited from strong equity performance; and BE Aerospace, a manufacturer of aircraft interior products that benefited from an increase in Boeing's production of "wide-body" planes. In addition, AMC Networks, an operator of cable television brands, was boosted by the continued strength of its original programming titles such as Mad Men and Breaking Bad, while SBA Communications, an owner and operator of wireless towers, was rewarded for strong top-line growth and better-than-expected guidance.

Top detractors were populated by an IT sector that proved broadly challenging. Liquidity Services, which operates an online auction environment for bulk, salvage and specialty products, was the top detractor from performance on news that a recent acquisition would require capital reinvestment and dilute earnings. Additionally, Aruba Networks, a provider of mobile enterprise and network access solutions, delivered disappointing results and guidance in the face of aggressive competition from Cisco. Rackspace Hosting, a provider of cloud computing services, overestimated client adoption rates for their newest product, while MICROS Systems, a provider of enterprise information solutions to the global hospitality industry, was hindered by European economic uncertainty.

Outside of IT, Ross Stores, an operator of off-price retail apparel and home accessories stores, and Bed Bath & Beyond, a domestic merchandise and home furnishings retailer, were both negatively impacted by the combination of high expectations resulting from past strong results and the challenges of continued economic uncertainty. HMS Holdings, a provider of health care cost containment services, was hindered by the inability of their state government clients to provide critical data.

With the exception of Ross Stores, we exited our positions in all the aforementioned detractors.

Looking ahead we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. With valuations attractive across traditional mid cap growth sectors, and in particular for the higher-growth and higher-expectation companies we typically covet, we are cautiously optimistic that we will continue to experience a positive environment for mid cap equities.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	21.7%
Consumer Staples	6.0
Energy	6.2
Financials	7.4
Health Care	14.6
Industrials	17.9
Information Technology	16.8
Materials	2.3
Telecommunication Services	3.1
Short-Term Investments	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	18.03%	8.25%	9.77%	11.86%
Trust Class[3]	08/30/1993	18.02%	8.16%	9.58%	11.77%
Advisor Class[4]	09/03/1996	17.64%	7.80%	9.26%	11.57%
Institutional Class[5]	04/19/2007	18.32%	8.60%	9.99%	11.92%
Class A20	05/27/2009	17.91%	8.19%	9.73%	11.85%
Class C20	05/27/2009	17.05%	7.49%	9.38%	11.74%
Class R3[17]	05/27/2009	17.63%	7.95%	9.61%	11.81%
Class R6[25]	03/15/2013	18.19%	8.28%	9.78%	11.86%
With Sales Charge
Class A20		11.15%	6.91%	9.08%	11.66%
Class C20		16.05%	7.49%	9.38%	11.74%
Index
Russell Midcap® Growth Index[1,16]		23.97%	9.14%	9.42%	N/A
Russell Midcap® Index[1,16]		24.91%	9.08%	10.14%	13.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 1.01%, 1.05%, 1.45%, 0.80%, 1.18%, 1.99%, 1.46% and 0.71% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12%, 1.87%, 1.37% and 0.69% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Advisor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 28.58% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the Russell Midcap® Value Index, which generated a 25.37% return. (Performance for all share classes is provided in the table immediately following this letter.)

Although the portfolio underperformed the benchmark in the beginning of the reporting period, as the bull market accelerated during the first quarter of 2013, many of our stocks that had lagged rebounded strongly and the portfolio began to gain ground. As equity markets continued to rise, the portfolio was helped by strategic events in several of our companies and our conservative positioning helped in June and August when the index was down sharply, putting us ahead of the benchmark for the year-to-date period and full fiscal year.

The robust stock market that prevailed during 2012 and into 2013 was, in our view, primarily driven by a combination of attractive equity valuations and the continuation of enormous liquidity provided by global monetary authorities. As a result, bond yields remained at extremely low levels and stocks became very attractive. Late in the second quarter, U.S. Federal Reserve (Fed) Chairman Bernanke suggested that the Fed might be ready to taper (not tighten) its quantitative easing (QE) programs. While hikes in the Federal Funds rates are most likely still a few years away, in our view, even the hint of a reduction in monetary policy had a significant negative impact on the 10-year Treasury, with the yield jumping to over 2.8% from a low of 1.62% in May. Since the market has been highly correlated to the QE programs, and with the dramatic rise in interest rates, major stock indices experienced their first real correction in several quarters.

Given this economic backdrop of slow growth, coupled with rising interest rates, we continue to position the portfolio in franchise companies that have been generating cash, selling at material discounts to our estimates of intrinsic value1 where management is returning cash to shareholders. We believe that these franchises, which we consider underappreciated, could become attractive takeover candidates given that the sluggish economic environment has hampered corporations' ability to meaningfully grow their revenue base. We believe these corporations, being flush with cash, and with financing costs still attractive, may use acquisitions as an avenue to grow.

During the period, most sectors performed well on an absolute basis. Relative to the benchmark, the Fund's positioning and stock selection in the Consumer Discretionary, Consumer Staples, Financial Services and Utilities sectors helped performance. In the Consumer sectors, Safeway announced a major divestiture and Virgin Media benefitted from a merger announcement (see below); Best Buy rebounded as investors gained confidence in the new management team; and Express, one of our interrupted growth scenarios, recovered from several down quarters as the company beat earnings expectations. Our underweight in Financial Services (especially REITs), coupled with strong stock picking in this sector, also contributed to performance. State Street initiated a large share repurchase program and introduced a sizeable cost-savings program and Huntington Bancshares profited from operational improvements and increased credit quality. In Utilities, NV Energy and CenterPoint Energy both announced strategic events (see below).

The portfolio benefitted from individual stocks where strategic events were announced: Symantec announced the replacement of its CEO; activist investors in ADT are pressuring the company to explore strategic options; Virgin Media agreed to be acquired by Liberty Global for approximately $48 per share in cash and stock, a 24% premium over the previous day's close; CenterPoint Energy announced the formation of an MLP with OGE Energy; BMC Software agreed to be acquired by two private equity firms; NV Energy agreed to be acquired by MidAmerican Energy Holdings, a subsidiary of Berkshire Hathaway; Devon Energy announced plans to form a publicly traded midstream MLP; Safeway, our largest position, entered into a definitive agreement to sell its Canadian operations to Sobeys for C$5.8 billion; and Ashland announced its intention to sell its elastomers business and is exploring strategic alternatives for its Water Technology business.

Our positioning in the Health Care sector hurt relative performance. Stock selection in Technology and Producer Durables also detracted. In Technology, VeriFone Systems and Nuance Communications both missed earnings estimates. We used the weakness in Nuance, a franchise company in voice recognition technology, to increase our position size. Activist investor

Carl Icahn also announced that he has accumulated around 15% of the shares. Other stock specific detractors included Agrium (Materials & Processing), Kohl's (Consumer Discretionary), and Western Union (Financial Services). We initiated a position in Agrium, a retail supplier of agricultural products and producer of agricultural nutrients in February and eliminated it in late July as the nature of the industry changed. Also, Kohl's has exhibited lackluster performance despite an aggressive share repurchase program, and Western Union lowered guidance for 2013.

During the year, we were active in the portfolio on both the buy and sell sides by adding 18 new positions and eliminating 23.

It appears that we are entering a new phase in the current economic recovery that may be characterized, at some point, by less stimulative monetary policy. As such, we believe market interest rates will most likely trade towards a new, higher range. We continue to believe that our cash generating franchises represent excellent value and, given value creating catalysts, have the potential to achieve good returns moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.8%
Consumer Staples	7.1
Energy	6.1
Financial Services	19.7
Health Care	9.5
Materials & Processing	2.1
Producer Durables	18.5
Technology	15.4
Utilities	8.9
Short-Term Investments	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	28.58%	8.10%	9.15%	9.27%
Trust Class[3]	06/10/1999	28.45%	8.06%	9.07%	9.21%
Institutional Class[5]	03/08/2010	28.96%	8.35%	9.28%	9.36%
Class A20	06/21/2010	28.43%	8.07%	9.14%	9.26%
Class C20	06/21/2010	27.51%	7.57%	8.89%	9.09%
Class R3[17]	06/21/2010	28.22%	7.91%	9.06%	9.20%
With Sales Charge
Class A20		21.07%	6.80%	8.49%	8.81%
Class C20		26.51%	7.57%	8.89%	9.09%
Index
Russell Midcap® Value Index[1,16]		25.37%	8.87%	10.37%	8.84%
Russell Midcap® Index[1,16]		24.91%	9.08%	10.14%	8.27%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.39%, 1.61%, 1.20%, 1.61%, 2.44% and 1.89% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 28.57% total return for the fiscal year ended August 31, 2013, outperforming its benchmark, the S&P 500 Index, which generated an 18.70% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, stocks were supported by strong corporate profits, increased economic activity, and improving investor sentiment. Continued recovery in the housing and labor markets also supported consistent growth in the U.S. economy. U.S. real GDP has grown for nine consecutive quarters. This is having a positive impact on the U.S. fiscal balance, which is projected to be 4% of GDP this year, down from a high of 10% in 2009. While investors remain mindful of macro issues, stock correlations have declined signaling greater focus on company fundamentals.

Within the index, select cyclical sectors led the market. Consumer Discretionary, Financials, Health Care and Industrials all outperformed relative to the overall benchmark. Consumer Staples, Energy, Information Technology (IT), Materials, Telecommunication Services and Utilities lagged the overall benchmark. We believe declining stock correlations over the course of the year contributed to the dispersion in performance across sectors.

Within the portfolio, outperformance versus the index was driven primarily by stock selection. The portfolio generated superior stock selection in 7 of 9 sectors (the portfolio had no exposure to Telecommunication Services during the period). Stock selection in IT, Financials and Materials were most beneficial to relative performance. The Fund's underweight position in Financials and stock selection in Energy were the largest detractors from relative performance during the period. The Fund ended the fiscal year with an overweight, relative to the benchmark, in the Consumer Discretionary, Health Care, Industrials and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the benchmark, in the Consumer Staples, Energy, Financials, IT, Telecommunication Services, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: "Special Situations, Opportunistic and Classic." Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research to determine their potential worth. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio.

We continue to find well-managed franchises generating stable and growing free cash flow that are trading at what we believe are attractive valuations. Over the past year, we added several new companies to the Fund. We continue to find investment opportunities across the market capitalization spectrum with risk/return profiles that we find attractive. Our investment process is based on deep fundamental research and disciplined valuation analysis to determine the prospects of individual companies.

We continue to believe the current environment is highly attractive for free cash flow oriented investing as free cash flow yields for equities relative to fixed income yields remain near historic highs. Companies with high free cash flow and prudent management teams can potentially do very well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions all may accrue to the benefit of equity holders. These positive developments are taking place at many of the companies owned by the Fund.

As noted, our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.4%
Consumer Staples	9.3
Energy	9.2
Financials	7.2
Health Care	13.6
Industrials	20.9
Information Technology	8.3
Materials	8.9
Utilities	2.9
Short-Term Investments	3.3
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2013
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	28.57%	8.62%	6.72%
Class A18	12/21/2009	28.22%	8.34%	6.52%
Class C18	12/21/2009	27.10%	7.73%	6.08%
With Sales Charge
Class A18		20.88%	7.07%	5.61%
Class C18		26.10%	7.73%	6.08%
Index
S&P 500 Index[1,16]		18.70%	7.32%	4.88%

*Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.01%, 1.37% and 2.15% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 2.12% for Class C shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a –2.60% total return for the fiscal year ended August 31, 2013 and lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 1.44% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the real estate investment trust (REIT) market gave back most of its gains during the last third of the reporting period. The overall REIT market was initially supported by strong demand given investors' interest in dividend-paying securities. In addition, REITs benefited from generally improving fundamentals and their ready access to capital. From August 31, 2012 through May 21, 2013, the index rose 21.5%. While their fundamentals did not materially change, REIT prices fell sharply during the remainder of the reporting period, with the index falling more than 16%. This turnaround was triggered by expectations that the U.S. Federal Reserve (the Fed) would begin tapering its asset purchase program. Against this backdrop, interest rates moved sharply higher and demand for REITs and dividend-paying stocks in general weakened.

Both stock selection and sector allocation detracted from the Fund's relative performance versus the benchmark during the reporting period. Looking at individual holdings, apartment REIT Equity Residential was the Fund's worst performer. The company, along with another Fund holding, AvalonBay Communities, acquired a private apartment company, Archstone, in a $16 billion transaction. Large equity offerings from each company pressured their share prices and the apartment sector as a whole. In addition, both companies were negatively impacted by strength in the "for sale" single family home market (as opposed to the "apartments for rent" market). Another meaningful detractor from performance was data center REIT Digital Realty. The company was negatively impacted by concerns of oversupply within the data center industry and Digital Realty's future rental growth rate. Elsewhere, owning Simon Property, the largest regional mall operator in the U.S., was detrimental to performance. It was pressured by signs of decelerating retail sales growth during the second half of the period.

Timber REIT Rayonier was the Fund's top performer during the reporting period. The company manages timberland and produces specialty grade wood pulp, with primary end markets such as homebuilding, cigarette filters, tire cord and cosmetics. Rayonier benefited from continued improvement in the single family housing construction market and solid export activity to China and Japan. Investor sentiment for the company also improved as it significantly raised its dividend during the period. Public Storage, the largest storage company in the U.S., was another solid contributor to results. The company's shares moved higher as it experienced strong demand. In addition, Public Storage increased its market share, largely at the expense of smaller regional and local storage companies. Elsewhere, the Fund's position in Health Care REIT was additive for results. The company owns senior housing facilities in the U.S. It has benefited from increasing demand given the aging of the baby boomer generation. Also supporting the company has been the rebound in the housing market. With prices rising, an increasing number of senior citizens have moved to sell their primary residences, further fueling demand for Health Care REIT's facilities.

As the reporting period began, we had a defensive tilt for the portfolio. This was due to a number of macro concerns and signs of slowing global growth. As some of these issues were lifted and global growth improved, we increased the Fund's allocation to several of the more cyclical areas in the benchmark, including the Industrial sector and select retail REITs. We also added to our exposure to REITs that we felt would benefit from the improving "for sale" market, including a number of companies in the Sun Belt and Southeast. In contrast, we pared our exposure to more defensive sectors, such as Health Care, as well as the Apartment sector. Overall, the Fund's sector positioning detracted from the Fund's relative performance during the period.

Looking ahead, higher interest rates could continue to be a near term headwind for REITs. However, over the longer term we have seen less correlation between REIT performance and interest rate trends. We believe this stands to reason, as rising rates are typically associated with improving economic conditions. In particular, we feel that the benefits of a strengthening economy and job market on real estate demand could outweigh higher rates. In addition, we believe REIT fundamentals remain solid overall; many REITs have used low borrowing costs and the capital markets to strengthen their balance sheets, and many REITs continue to have ready access to capital. Furthermore, REIT dividends have stabilized and have begun to grow. We believe this trend may continue over the next few years as REITs experience increases in cash flow and taxable income. That being said, investor concerns over the timing and magnitude of the Fed's tapering could lead to continued market volatility in the short term.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	13.9%
Diversified	17.3
Health Care	10.1
Industrial	7.0
Infrastructure	5.9
Lodging/Resorts	2.7
Office	10.6
Regional Malls	14.7
Self Storage	6.0
Shopping Centers	5.2
Timber	5.6
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7,23

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–2.60%	7.12%	11.02%	11.45%
Institutional Class[6]	06/04/2008	–2.48%	7.31%	11.13%	11.55%
Class A15	06/21/2010	–2.82%	6.99%	10.95%	11.39%
Class C15	06/21/2010	–3.52%	6.48%	10.69%	11.15%
Class R3[15]	06/21/2010	–3.04%	6.82%	10.86%	11.31%
Class R6[26]	03/15/2013	–2.45%	7.16%	11.04%	11.46%
With Sales Charge
Class A15		–8.39%	5.73%	10.30%	10.81%
Class C15		–4.46%	6.48%	10.69%	11.15%
Index
FTSE NAREIT All Equity REITs Index[1,16]		1.44%	5.25%	9.66%	9.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 1.47%, 1.11%, 1.52%, 2.29%, 1.74% and 0.99% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78%, for Institutional Class, Class A, Class C, Class R3 and Class R6, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary (Unaudited)

Neuberger Berman Select Equities Fund Institutional Class generated a 17.97% total return for the fiscal year ended August 31, 2013 but underperformed its benchmark, the S&P 500 Index, which generated an 18.70% return during the period. (Performance for all share classes is provided in the table immediately following this letter.)

We are pleased with the performance of the portfolio over the course of the fiscal year. We entered this reporting period with a conservative viewpoint and a relatively high cash position (of roughly 10%) given the uncertainty surrounding the fiscal cliff and an economic environment that continued to pose challenges to businesses. We were also wary because the market's positive momentum seemed to have been driven more by monetary stimulus than business fundamentals. Our conservative positioning served us well during the volatile end of 2012, while strong stock selection allowed us to keep pace with this calendar year's rally. Overall, while we are pleased with the portfolio's absolute performance, we consider our performance on a risk-adjusted basis even more gratifying. The portfolio nearly matched the market despite its relatively conservative positioning and cash holdings.

Stock selection has been the key to Fund performance over the full period. Throughout last year's rapid cycling between "risk on" and "risk off" behavior, we stuck to our knitting, continuing our search for the potential beneficiaries of longer-term secular trends and themes. As the market returned to a less distracted, more fundamentals-based stance in early 2013, we stayed the course and enjoyed the performance benefits that resulted from the shift. More recently, especially during May and July, when the market saw dislocations related to the U.S. Federal Reserve's (the Fed) tapering announcement, the fact that we had cash reserves on hand allowed us to use the market volatility as a buying opportunity. As such, we added to existing positions and initiated some new investments.

The portfolio's Information Technology and Industrials holdings had the most significant positive impact on relative performance versus the benchmark this year. We also outperformed in Energy, on the basis of both stock performance and an overweight versus the benchmark, and due to a zero allocation to Consumer Staples and Telecommunication Services—two relatively weak sectors. Historically investors have tended to own Consumer Staples companies for their perceived stability and dividends, and as interest rates increased, these stocks underperformed. We avoided Consumer Staples as we felt uncomfortable buying businesses trading at historically high price-to-earnings multiples despite little revenue growth. We do have exposure to Telecommunication Services via a leading tower company; however, it's organized as a REIT so it is categorized as a Financials holding.

Cash was the biggest detractor from relative performance, finishing the period at roughly 14% of the portfolio. Relative underperformance also resulted from our Financials and Materials holdings and our underweight in Health Care.

At the end of February of this year, we wrote that while we expected the economic recovery to continue to follow our Nike swoosh trajectory, we saw potential for acceleration further down the road. From our current vantage point, we see indications that we were correct and that we could be entering a transitional period leading to stronger, yet by historical standards, below-trend economic growth levels. In recent months, most data has tended to fall on the upside of the Nike swoosh. As one example, U.S. GDP growth, expected to come in around 2%, finished the second quarter at 2.5%. Both the housing picture and unemployment rate have continued to improve and leading economic indicators in both Europe and the Far East—specifically China—have started to turn favorably.

In our opinion, the main driver of recent stock market performance has been the change in the interest rate outlook. Rates on the 10-year Treasury have increased from 1.6% to about 3% since May, in anticipation of the end of the Fed's stimulus program. This change in rates has created significant volatility in the bond market and some volatility in stocks, particularly with respect to interest-rate sensitive sectors. We firmly believe that the 30-year trend of declining rates has ended and will be replaced by a multi-year trend of higher interest rates. This is something we had factored into our current portfolio by overweighting Industrials, Materials and Energy and having a less than historical weighting in equity-income type securities within the portfolio.

While fears of the negative ramifications of tapering are widespread, we look at it somewhat differently. We are attempting to embrace it, since in our opinion it implies that the Fed believes the economy is strong enough to stand on its own two feet rather than being dependent on external stimulus. We hope that the handoff from government stimulus to real economic growth will be a smooth transition. However, we remain vigilant that the transition may not be smooth.

Certain factors such as U.S. companies appearing to be in solid financial shape, an economy that could experience more significant growth, equity valuations that remain attractive even in a rising interest rate environment, and the potential that the "Great Rotation" from bonds to equities will continue, lead us to believe we could be in the early stages of a multi-year bull market.

Sincerely,

GERALD KAMINSKY, MICHAEL KAMINSKY AND RICHARD WERMAN
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Select Equities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.0%
Energy	15.9
Financials	16.4
Health Care	7.3
Industrials	20.4
Information Technology	5.1
Materials	4.6
Utilities	4.3
Short-Term Investments	14.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	17.97%	6.74%	4.37%
Class A	12/20/2007	17.50%	6.39%	4.01%
Class C	12/20/2007	16.60%	5.59%	3.22%
With Sales Charge
Class A		10.71%	5.14%	2.93%
Class C		15.60%	5.59%	3.22%
Index
S&P 500 Index[1,16]		18.70%	7.32%	4.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.16%, 1.54% and 2.29% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.76%, 1.21% and 1.96%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 23.96% total return for the fiscal year ended August 31, 2013 but trailed its benchmark, the Russell 2000® Growth Index, which returned 28.14% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

A resilient economy that offered steady GDP growth amid signs of improvement in housing and employment, coupled with a liquidity-fueled market, fostered surprisingly robust double digit returns over the trailing 12 months. Despite its overall strong performance, the period's bull market had an almost underappreciated quality to it. There was a prevailing sense of general investor apathy which was likely the result of continued headline volatility around sequester-driven budget cuts, uncertainty about the health of China's economy, political unrest in various emerging and developing countries, and the U.S. Federal Reserve's potential intent to taper off its quantitative easing program. From our perspective, as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate dependency among yield obsessed investors for the significant number of corporations that are providing escalating dividend programs over direct capital reinvestment into their franchises, and in some cases doing so as an apparent viable short-term remedy for any fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies.

During the 12-month period, the portfolio was overweighted in Consumer Discretionary and Information Technology (IT) and underweighted in Industrials, Health Care and Materials. On a relative basis, stock selection detracted from performance as positive results in Consumer Discretionary, Energy, IT and Financials could not overcome broad weakness in both Health Care and Industrials.

Drilling down to our holdings, the top contributor to performance for the period was Fifth & Pacific Cos., a designer and marketer of retail-based brands, which was boosted by management's expected intent to divest its Juicy Couture and Lucky segments to focus solely on growing the promising Kate Spade brand. Additional contributors were Cornerstone OnDemand, a provider of human resource software-as-a-service solutions, which delivered compelling results as demand for cloud-based solutions remained strong, and Lion's Gate Entertainment, an entertainment production and distribution company that was boosted by the success of the first installment of their "Hunger Games" franchise. In addition, CoStar Group, a provider of analytical information and services to the commercial real estate industry, benefited from its successful acquisition of Loop-Net and an improving commercial real estate market, and HEICO Corp., a manufacturer of FAA-approved aircraft replacement parts, demonstrated stabilization in its business as the aerospace segment rebounded.

The Health Care sector generally proved challenging, with NuVasive, a developer of minimally disruptive surgical products and procedures for the spine, being the leading detractor to performance as it missed earnings and significantly lowered its guidance. Additionally, IPC The Hospitalist, a coordinator of hospitalized patient care, HMS Holdings, a provider of health care cost containment services, and Volcano Corporation, a developer and manufacturer of precision flow and intravascular products, also detracted from performance. The uncertainty initially surrounding the health care spending mandate negatively impacted HMS, while IPC fell short of expectations on lower hospital volumes and Volcano was negatively impacted by lowered guidance and the company's decision to raise additional capital.

Outside of Health Care, Mellanox Technologies, a data-related semiconductor fabricator, lowered its future guidance due to volatility in its primary markets, and American Vanguard, a marketer of chemical products for agricultural and commercial uses, experienced lower demand and pricing pressure due to a wet and cold planting season. Additionally, InnerWorkings, a provider of global print management and promotional solutions, unexpectedly announced the loss of a major client and a corresponding material downward earnings revision, while Boulder Brands, a marketer of "functional" food products, pulled back amid concerns that its brands outside of the fast growing gluten-free segment are showing signs of deceleration.

We exited our position in Lion's Gate Entertainment and all the aforementioned detractors.

Looking ahead, we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. Despite lofty trailing returns, we're still finding attractive valuations across traditional small cap growth sectors and in particular for the higher growth and higher expectation companies we typically covet, and as a result we're cautiously optimistic that it will continue to be a positive environment for small cap equities.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.6%
Consumer Staples	3.8
Energy	4.5
Financials	7.6
Health Care	21.3
Industrials	12.5
Information Technology	25.8
Materials	3.7
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	23.96%	6.16%	8.30%	8.45%
Trust Class[3]	11/03/1998	23.74%	5.91%	8.14%	8.31%
Advisor Class[4]	05/03/2002	23.52%	5.69%	7.98%	8.22%
Institutional Class[5]	04/01/2008	24.35%	6.43%	8.46%	8.55%
Class A20	05/27/2009	23.93%	6.04%	8.24%	8.41%
Class C20	05/27/2009	22.99%	5.36%	7.90%	8.17%
Class R3[17]	05/27/2009	23.54%	5.80%	8.12%	8.33%
With Sales Charge
Class A20		16.79%	4.79%	7.60%	7.98%
Class C20		21.99%	5.36%	7.90%	8.17%
Index
Russell 2000® Growth Index[1,16]		28.14%	9.01%	8.84%	7.25%
Russell 2000® Index[1,16]		26.27%	7.98%	8.76%	8.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.58%, 1.77%, 1.87%, 1.33%, 1.80%, 2.57% and 2.12% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.27%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class generated a 24.18% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the S&P 500 Index, which generated an 18.70% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

From our perspective, the resolution of the fiscal cliff was the key external event driving equity market performance this past fiscal year. Businesses and investors closed 2012 worried about whether, how and when the fiscal cliff would be resolved—and about possible impacts on taxes, government spending, and U.S. Federal Reserve policy.

Although this resolution contained the fiscal drag of higher payroll taxes, the unwinding of several Bush tax cuts, sequester cuts and the end of stimulus spending, greater clarity on the direction forward was positive for business and investor sentiment, in our view, which in turn stimulated investment and consumer spending, thereby supporting modest but sustainable GDP growth thus far into 2013. For the equity market, greater clarity on tax rates and policy improved sentiment, which resulted in a decline in equity risk premiums and played a large role in 2013's rally.

At the company level, we are seeing management teams move forward with decisions that were held in abeyance, such as deploying liquidity toward M&A activity, capital spending, share buybacks and dividend increases—all positives for equity valuations and potential drivers of incremental earnings going forward.

Within our portfolio, our businesses continued to deliver solid execution in a slow-growth world, just as they have since the financial crisis—demonstrating growth ahead of GDP and their peers. As macroeconomic concerns abated and investor focus returned to company-specific fundamentals, strong growth was rewarded.

As such, stock selection was the dominant factor in our relative performance versus the benchmark during the reporting period, with key contributions coming from several of our largest portfolio positions. These included Texas Instruments, Danaher and Roche—long-term holdings whose strong organic growth characteristics were recognized by investors.

Performance was hindered somewhat by Newfield Exploration, which was sold, and BG Group—Energy names that saw production disappointments last fall. Altera was another laggard, although we believe the company's market position, growth plans, and shareholder-friendly policies may bode well for the future.

The summer of 2013 was the first in five where investors were not struggling to comprehend the scope and impact of a debt-induced macroeconomic challenge somewhere in the world. While the summer's market activity was generally subdued, we remained active and opportunistic. For example, we sold Target and added Costco, TJX Cos. and TW Telecom this August alone.

We re-introduced Target back in 2011 on the anticipation that its merchandising strategy, grocery sections, and customer loyalty initiatives would accelerate growth. The company executed well and earnings expanded. However, recent same-store sales comparisons decelerated as these programs matured. Considering this and growing concerns about on-line competition, we re-evaluated our premise and exited the position.

We had owned Costco in the past and continue to like its traffic-driven "treasure hunt" merchandising model which, unlike most brick and mortar retailers, has kept in-store traffic strong and consistent. Another of Costco's appeals is its industry-leading employee benefits programs. While these may appear costly at first glance, they promote high workforce satisfaction and low employee turnover, which drives exceptional store level productivity and revenue.

We introduced TJX Cos., a leading off-price apparel and home furnishings retailer, believing it will benefit from improving employment and home-related spending. Like Costco, its stores employ a "treasure hunt" model that we believe is inherently less exposed to on-line competition. The company has enjoyed consistent same-store sales growth, reflecting the strength of its value proposition and merchandising model. TJX Cos. also benefits from highly efficient logistics and operations programs, and uses alternative energy resources in its newer processing centers.

2013 is an investment year for TW Telecom, a best-in-class, enterprise-focused telecommunication and data network services provider. The company is growing a reorganized sales force to support significant new product introduction, which, if successful, could accelerate revenue growth while improving margins and returns on capital.

Looking ahead, macroeconomic and geopolitical risk remain—from Syria and Iran, to "new management" in China, to policy and leadership changes at the Fed, to upcoming debt ceiling and budget debates. Further, the global economic backdrop remains relatively fragile due to the developed world's debt overhang—although as the declining near-term U.S. deficit illustrates, improving economies make challenges more manageable.

While external risks persist, we continue to see visible organic growth as our holdings continue to execute well in a slow growth world. We also look to use stock-level volatility opportunistically, buying what we believe are great companies at good valuations. While the market has rallied significantly, valuations overall appear reasonable to us—and might be considered cheap if U.S. GDP trend growth were to accelerate to a more normal 2.5% or 3%. Should growth accelerate, we believe the companies in our portfolio would have meaningful operating leverage to improved earnings given how tightly they've managed expenses.

We're pleased with the portfolio's positioning and the market's apparent concurrence regarding its inherent value.

Sincerely,

ARTHUR MORETTI AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.5%
Consumer Staples	10.9
Energy	9.5
Financials	15.2
Health Care	9.0
Industrials	15.1
Information Technology	16.8
Materials	5.8
Telecommunication Services	0.9
Short-Term Investments	3.3
Total	100.0%
PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	24.18%	6.72%	7.89%	8.83%
Trust Class[3]	03/03/1997	23.95%	6.53%	7.70%	8.66%
Institutional Class[5]	11/28/2007	24.41%	6.92%	8.00%	8.89%
Class A20	05/27/2009	23.89%	6.55%	7.81%	8.79%
Class C20	05/27/2009	22.98%	5.86%	7.46%	8.61%
Class R3[17]	05/27/2009	23.64%	6.33%	7.70%	8.73%
Class R6[25]	03/15/2013	24.29%	6.74%	7.90%	8.84%
With Sales Charge
Class A20		16.74%	5.30%	7.17%	8.46%
Class C20		21.98%	5.86%	7.46%	8.61%
Index
S&P 500 Index[1,16]		18.70%	7.32%	7.12%	8.71%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 (estimated for 2013 for Class R6) were 0.89%, 1.06%, 0.71%, 1.11%, 1.87%, 1.33% and 0.62% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.86% for Class C shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Class A and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class produced a 23.23% total return for the fiscal year ended August 31, 2013 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 23.10% return. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equities delivered strong returns over the past 12 months—stronger than many may have anticipated at the start of the period. Uncertainty was high at the beginning of the Fund's fiscal year as the U.S. headed into the presidential election. However, continued low interest rates maintained by the U.S. Federal Reserve (the Fed) as well as perceived signs of growth in China, some stabilization on the European front, rising income and consumer spending data in the U.S., and a pick-up in employment and housing, sent stocks higher for most of the period.

Equities stumbled in June as market participants started to worry that the Fed would soon begin tapering the asset purchases that had been driving much of the market's momentum. The Bank of Japan, which increased stimulus sharply in April but then announced that it would hold off on any more stimulus in June, as well as the ongoing uncertainty in the Middle East, also produced large swings in global markets. Markets rebounded in July after a Fed meeting in late June led many market participants to predict that the Fed's tapering would not be immediate. However, August saw yet another reversal as turmoil in the Middle East increased sharply and as attention focused on the U.S. debt ceiling deadline, with some observers predicting that another fiscal cliff could be reached as early as mid-October.

Within the Fund's benchmark, the Russell 1000 Value Index, stocks in the Financials sector delivered the largest contribution to returns. These companies benefited from an improving overall economy, an increase in merger and acquisition activity, and a continued low interest rate environment. Consumer Discretionary, Information Technology (IT) and Health Care companies also rose as a result of the improving economy and, in the case of Health Care, as a result of decreasing uncertainty regarding the possible effects of the Affordable Care Act. The only sector within the index to deliver negative overall returns was Telecommunication Services as investors moved money to more cyclical areas of the market as economic data improved.

Financials had the greatest positive impact on the Fund's relative returns versus the benchmark. While we were equally weighted with the index, we benefited from superior stock selection. The Fund also benefited from its Health Care holdings. The Fund's underexposure to this well-performing sector was a slight negative but superior stock selection more than made up for it. An overweight as well as poor stock selection in the Materials sector negatively impacted relative performance. Poor stock selection in IT also placed a slight drag on relative returns.

Stock selection within the Financials sector was the primary driver of the Fund's outperformance relative to our index during the reporting period. Citigroup, in particular, made a large positive impact. We initiated this position over a year ago when we concluded that its low market price was not justified from a normalized earnings perspective. We established an overweight position in the stock versus the benchmark, which paid off during the past fiscal year. Goldman Sachs Group was another holding that we had determined to be a good value—a conviction that also boosted relative returns. Goldman Sachs was a particular beneficiary of the opening up of capital markets during the past 12 months. While we were about equally weighted with the index in the Financials sector during the past year, we did not own REITs or mid-cap banks. This lack of exposure also contributed to the Fund's outstanding returns in this sector.

The Fund's relative returns were negatively impacted by the Materials sector. We were overweighted in this area, which underperformed the index, and the positions we held did not perform as well as those in the index. The Mosaic Company, a major global producer of potash, was the portfolio's worst performer in the sector and was the primary detractor from overall relative returns. Share prices for potash producers fell in July when a large producer unexpectedly withdrew from a powerful consortium, igniting fears that prices for the commodity could be driven down around the world. The Mosaic position was eliminated. The Fund's second largest detractor from relative performance was also within Materials. Newmont Mining is a gold and copper mining company with significant assets in the U.S., as well as in

Australia, Canada, Ghana, Indonesia, Mexico, Peru and New Zealand. The company's stock suffered significantly as the price of gold and other metals fell.

We believe that equity markets will remain strong, at least through calendar year-end. However, we believe the robust performance that we have seen over the past year will be difficult to maintain and there are headwinds on the horizon. We anticipate that the Fed, at some point, will begin the process of tapering. The only uncertainty, in our opinion, is when. Gross domestic product numbers were revised upwards for August and unemployment appears to be easing. Within that environment, the Fed may soon have the confidence to withdraw some liquidity from the economy and from the market. While we think this monetary tightening could place a drag on stocks, we also believe that the economic recovery is real and that the companies that we invest in could continue to benefit from such a recovery, enabling their stocks to rise even without the significant boost the market has received from the Fed. However, other concerns remain, particularly the ongoing crisis in the Middle East and the debt ceiling crisis, both of which we believe are likely to remain center stage and produce uneasiness in the markets. We continue to see a good deal of value in equities, particularly in industrial stocks, such as airlines, as well as chemical and technology companies. We are currently seeking out stocks that we believe are undervalued based on normalized earnings whose value will be recognized by the market over time. In our view, this strategy may produce favorable risk-adjusted returns as we continue to monitor the correlation among holdings in seeking to achieve a positive risk/reward balance.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.0%
Consumer Staples	3.4
Energy	12.1
Financials	27.1
Health Care	7.8
Industrials	17.2
Information Technology	13.7
Materials	9.6
Short-Term Investments	4.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2013
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	23.23%	7.82%	6.68%
Class A21	03/02/2011	22.72%	7.62%	6.53%
Class C21	03/02/2011	21.82%	7.21%	6.24%
With Sales Charge
Class A21		15.66%	6.35%	5.61%
Class C21		20.82%	7.21%	6.24%
Index
Russell 1000® Value Index[1,16]		23.10%	6.69%	3.58%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 9.44%, 9.90% and 10.75% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.77%, 1.13% and 1.88%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT21

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 90 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust

Endnotes (cont'd)

Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  Prior to December 15, 2012, Neuberger Berman International Equity Fund was known as Neuberger Berman International Institutional Fund.

23  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

26  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Russell 1000® Index:

Measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization).

Russell 1000® Growth Index:	Measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000® Value Index:	Measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000® Index:	Measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index.
Russell 2000® Growth Index:	Measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Value Index:	Measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Index:	Measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index.
Russell Midcap® Growth Index:	Measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index:	Measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
FTSE NAREIT All Equity REITs Index:

An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE MKT. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI EAFE® Index:

Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI China Index:

The index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China. The MSCI China universe includes equity securities issued by companies incorporated in the People's Republic of China (PRC), and listed in the form of B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), H shares on the Hong Kong Stock Exchange (in HK$) or N-shares on the New York Stock Exchange (in US$). The MSCI China universe also includes companies not incorporated in the PRC or the Hong Kong Special Administrative Regions.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/13 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13		Expense Ratio	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$907.70	$6.01		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$906.20	$7.21		1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$903.40	$10.79		2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$904.80	$9.17		1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$911.00	$5.25	(2)	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$982.60	$3.40		.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$979.80	$5.24		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$976.90	$8.92		1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$977.60	$7.03		1.41%	$1,000.00	$1,018.10	$7.17	1.41%
Focus Fund
Investor Class	$1,000.00	$1,098.00	$4.92		.93%	$1,000.00	$1,020.52	$4.74	.93%
Trust Class	$1,000.00	$1,097.40	$5.97		1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Advisor Class	$1,000.00	$1,095.80	$6.76		1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Institutional Class	$1,000.00	$1,099.10	$3.97		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,097.40	$5.87		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,093.10	$9.81		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,100.20	$5.35		1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$1,099.80	$5.82		1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,098.10	$7.30		1.38%	$1,000.00	$1,018.25	$7.02	1.38%
Institutional Class	$1,000.00	$1,101.10	$4.50		.85%	$1,000.00	$1,020.92	$4.33	.85%
Class R6	$1,000.00	$1,069.00	$3.76	(2)	.78%	$1,000.00	$1,021.27	$3.97	.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,028.20	$5.88		1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class A	$1,000.00	$1,026.10	$7.71		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$1,023.20	$11.53		2.26%	$1,000.00	$1,013.81	$11.47	2.26%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$982.50	$6.25		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$981.30	$8.04		1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Class C	$1,000.00	$977.00	$11.76		2.36%	$1,000.00	$1,013.31	$11.98	2.36%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,016.00	$1.91	(3)	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class A	$1,000.00	$1,016.00	$2.36	(3)	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class C	$1,000.00	$1,015.00	$3.31	(3)	2.61%	$1,000.00	$1,012.05	$13.24	2.61%
Guardian Fund
Investor Class	$1,000.00	$1,082.80	$4.67		.89%	$1,000.00	$1,020.72	$4.53	.89%
Trust Class	$1,000.00	$1,081.70	$5.61		1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Advisor Class	$1,000.00	$1,079.60	$7.86		1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	$1,000.00	$1,083.80	$3.78		.72%	$1,000.00	$1,021.58	$3.67	.72%
Class A	$1,000.00	$1,081.40	$5.82		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,076.90	$9.74		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,080.50	$7.13		1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Expense Information as of 8/31/13 (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13		Expense Ratio	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,019.20	$5.55		1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Trust Class	$1,000.00	$1,019.20	$6.06		1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,020.90	$4.33		.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$1,018.70	$6.51		1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class C	$1,000.00	$1,014.30	$10.56		2.08%	$1,000.00	$1,014.72	$10.56	2.08%
International Large Cap Fund
Trust Class	$1,000.00	$1,012.00	$6.34		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$1,014.00	$4.57		.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$1,012.10	$6.29		1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$1,008.10	$10.12		2.00%	$1,000.00	$1,015.12	$10.16	2.00%
Class R3	$1,000.00	$1,011.10	$7.65		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,099.60	$5.29		1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$1,097.10	$7.19		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$1,092.90	$11.13		2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,077.70	$5.81		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Institutional Class	$1,000.00	$1,080.10	$3.93		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,077.80	$5.81		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,073.10	$9.72		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,075.70	$7.12		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$1,076.80	$4.45		.85%	$1,000.00	$1,020.92	$4.33	.85%
Trust Class	$1,000.00	$1,075.50	$5.49		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Advisor Class	$1,000.00	$1,074.40	$6.22		1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,077.40	$3.67		.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,074.90	$5.81		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,071.30	$9.71		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,073.70	$7.11		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,093.40	$5.12		.97%	$1,000.00	$1,020.32	$4.94	.97%
Trust Class	$1,000.00	$1,093.30	$5.43		1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Advisor Class	$1,000.00	$1,092.00	$6.80		1.29%	$1,000.00	$1,018.70	$6.56	1.29%
Institutional Class	$1,000.00	$1,094.40	$3.96		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,092.70	$5.85		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,089.00	$9.79		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,091.30	$7.17		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,062.60	$3.27	(2)	.68%	$1,000.00	$1,021.78	$3.47	.68%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,123.50	$5.30		.99%	$1,000.00	$1,020.21	$5.04	.99%
Trust Class	$1,000.00	$1,121.70	$6.68		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$1,124.40	$4.55		.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$1,121.70	$6.47		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,117.90	$10.46		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,121.10	$7.81		1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,112.40	$4.26		.80%	$1,000.00	$1,021.17	$4.08	.80%
Class A	$1,000.00	$1,110.40	$6.12		1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,105.50	$10.83		2.04%	$1,000.00	$1,014.92	$10.36	2.04%

Expense Information as of 8/31/13 (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13		Expense Ratio	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During the Period(1) 3/1/13 - 8/31/13	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$944.40	$5.10		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$944.80	$4.17		.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$943.60	$5.93		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$940.10	$9.58		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$942.50	$7.15		1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$930.40	$3.51	(2)	.78%	$1,000.00	$1,021.27	$3.97	.78%
Select Equities Fund
Institutional Class	$1,000.00	$1,067.10	$3.91		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,064.40	$6.24		1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$1,060.50	$10.13		1.95%	$1,000.00	$1,015.38	$9.91	1.95%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,190.70	$6.68		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Trust Class	$1,000.00	$1,189.70	$7.73		1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Advisor Class	$1,000.00	$1,188.60	$8.33		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Institutional Class	$1,000.00	$1,192.70	$4.97		.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$1,190.60	$6.96		1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,186.20	$11.08		2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,188.90	$8.33		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,085.80	$4.52		.86%	$1,000.00	$1,020.87	$4.38	.86%
Trust Class	$1,000.00	$1,084.50	$5.46		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,086.70	$3.58		.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$1,084.60	$5.67		1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,080.40	$9.70		1.85%	$1,000.00	$1,015.88	$9.40	1.85%
Class R3	$1,000.00	$1,083.30	$6.83		1.30%	$1,000.00	$1,018.65	$6.61	1.30%
Class R6	$1,000.00	$1,049.70	$2.96	(2)	.62%	$1,000.00	$1,022.08	$3.16	.62%
Value Fund
Institutional Class	$1,000.00	$1,074.70	$3.66		.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,072.60	$5.80		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,068.20	$9.70		1.86%	$1,000.00	$1,015.83	$9.45	1.86%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 170/365 (to reflect the period shown of March 15, 2013 to August 31, 2013).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period shown of July 17, 2013 (Commencement of Operations) to August 31, 2013).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	4.2%
2	Coway Co. Ltd.	Korea	Household Durables	2.1%
3	Industrial & Commercial Bank of China Ltd., H Shares	China	Commercial Banks	2.0%
4	China Everbright International Ltd.	China	Commercial Services & Supplies	2.0%
5	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan, Province of China	Semiconductors & Semiconductor Equipment	2.0%
6	Baidu, Inc. ADR	China	Internet Software & Services	1.8%
7	Tencent Holdings Ltd.	China	Internet Software & Services	1.8%
8	China Vanke Co. Ltd., B Shares	China	Real Estate Management & Development	1.8%
9	Vale SA ADR, Preference Shares	Brazil	Metals & Mining	1.7%
10	Sberbank of Russia	Russia	Commercial Banks	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (93.4%)
Brazil (8.6%)
Banco Daycoval SA, Preference Shares	5,400	$18
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	658,100	3,939
BM&FBOVESPA SA	666,600	3,266
BR Malls Participacoes SA	464,100	3,521
Brasil Insurance Participacoes E Administracao SA	452,100	3,619
Cia Hering	76,200	1,019
Companhia de Bebidas das Americas ADR, Preference Shares	177,200	6,163
Qualicorp SA*	433,700	3,390
TOTVS SA	240,425	3,769
Vale SA ADR, Preference Shares	556,125	7,218
		35,922
China (22.4%)
AAC Technologies Holdings, Inc.	1,087,600	4,908
Agricultural Bank of China Ltd., H Shares	12,461,600	5,327
Baidu, Inc. ADR*	56,500	7,657
Bolina Holding Co. Ltd.	3,663,300	1,759
China Everbright International Ltd.	8,716,100	8,217
China Lesso Group Holdings Ltd.	6,702,800	3,968
China Medical System Holdings Ltd.	3,025,200	2,515
	Number of Shares	Value† (000's)[z]
China Mengniu Dairy Co. Ltd.	1,256,740	$5,317
China Mobile Ltd.	400,950	4,321
China State Construction International Holdings Ltd.	3,509,600	5,648
China Vanke Co. Ltd., B Shares	3,792,414	7,596
First Tractor Co. Ltd., H Shares	2,492,100	1,524
Haier Electronics Group Co. Ltd.	3,571,100	6,236
Industrial & Commercial Bank of China Ltd., H Shares	12,703,000	8,307
New Oriental Education & Technology Group, Inc. ADR*	175,100	3,717
Prince Frog International Holdings Ltd.	7,596,300	4,712
Tencent Holdings Ltd.	163,300	7,631
Zhuzhou CSR Times Electric Co. Ltd., H Shares	1,235,600	3,880
		93,240
Colombia (1.8%)
Ecopetrol SA ADR	50,800	2,269
Pacific Rubiales Energy Corp.	278,800	5,275
		7,544
Czech Republic (1.1%)
Komercni Banka A/S	21,265	4,586
	Number of Shares	Value† (000's)[z]
India (7.7%)
Asian Paints Ltd.	513,930	$3,262
Ballarpur Industries Ltd.	251,644	38
Cairn India Ltd.	669,196	3,266
Cummins India Ltd.	509,785	3,028
Dabur India Ltd.	1,817,544	4,538
Glenmark Pharmaceuticals Ltd.	312,260	2,445
Godrej Consumer Products Ltd.	316,170	3,854
Larsen & Toubro Ltd.	186,492	2,034
Mahindra & Mahindra Ltd.	205,285	2,428
Petronet LNG Ltd.	982,990	1,816
Tata Global Beverages Ltd.	1,127,440	2,369
Yes Bank Ltd.	765,750	2,836
		31,914
Indonesia (1.3%)
PT AKR Corporindo Tbk	5,019,800	1,822
PT Bank Mandiri (Persero) Tbk	334,800	217
PT Semen Indonesia (Persero) Tbk	2,754,400	3,171
		5,210
Korea (10.2%)
Coway Co. Ltd.	168,185	8,860
Hankook Tire Co. Ltd.	95,918	4,958
Lock & Lock Co. Ltd.	178,730	3,695
Samsung Electronics Co. Ltd.	14,293	17,523
SFA Engineering Corp.	84,751	3,802

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Sung Kwang Bend Co. Ltd.	150,749	$3,857
		42,695
Malaysia (4.0%)
Axiata Group Berhad	2,748,900	5,633
Malayan Banking Berhad	1,597,400	4,856
Top Glove Corp. Berhad	3,247,100	6,070
		16,559
Mexico (6.1%)
Alamos Gold, Inc.	255,700	4,173
Arca Continental SAB de CV	557,400	3,579
Corp. Inmobiliaria Vesta SAB de CV	911,900	1,768
Fibra Uno Administracion SA de CV	703,900	2,029
Genomma Lab Internacional SAB de CV Class B*	2,124,600	4,603
Grupo Financiero Banorte SAB de CV	744,000	4,581
Kimberly-Clark de Mexico SAB de CV Class A	1,683,200	4,793
		25,526
Nigeria (1.0%)
Afren PLC*	2,020,755	4,359
Peru (1.2%)
Credicorp Ltd.	42,300	5,128
Philippines (1.1%)
International Container Terminal Services, Inc.	2,243,980	4,761
Qatar (1.3%)
Industries Qatar QSC	129,173	5,445
Russia (6.9%)
Eurasia Drilling Co. Ltd. GDR	142,630	5,499
Magnit OJSC	28,365	6,306
QIWI PLC ADR	75,100	2,238
Rosneft GDR	389,890	2,866
Sberbank of Russia	2,433,240	6,521
Yandex NV Class A*	175,100	5,603
		29,033
Singapore (1.2%)
Asian Pay Television Trust	7,599,302	4,960
	Number of Shares	Value† (000's)[z]
South Africa (4.5%)
Bidvest Group Ltd.	173,085	$4,256
Life Healthcare Group Holdings Ltd.	1,348,495	4,643
MTN Group Ltd.	291,309	5,322
Shoprite Holdings Ltd.	279,180	4,376
		18,597
Taiwan, Province of China (3.6%)
China Steel Chemical Corp.	453,400	2,569
Simplo Technology Co. Ltd.	889,103	4,226
Taiwan Semiconductor Manufacturing Co. Ltd.	2,453,939	8,136
		14,931
Thailand (2.3%)
CP ALL PCL	2,611,500	2,657
Kasikornbank PCL NVDR	595,400	2,924
PTT PCL	383,400	3,895
		9,476
Turkey (1.7%)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	253,440	2,927
Koza Altin Isletmeleri A/S	100,435	1,579
Turkiye Garanti Bankasi A/S	761,297	2,603
		7,109
United Arab Emirates (1.1%)
Dragon Oil PLC	490,815	4,507
United Kingdom (4.3%)
BG Group PLC	234,095	4,451
Hikma Pharmaceuticals PLC	189,045	2,971
Kenmare Resources PLC*	5,468,510	2,237
SABMiller PLC	127,165	6,050
Tullow Oil PLC	146,266	2,285
		17,994
Total Common Stocks (Cost $397,725)		389,496
	Number of Shares	Value† (000's)[z]
Short-Term Investments (6.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $25,403)	25,403,388	$25,403
Total Investments## (99.5%) (Cost $423,128)		414,899
Cash, receivables and other assets, less liabilities (0.5%)		1,880
Total Net Assets (100.0%)		$416,779

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$51,843	12.5%
Oil, Gas & Consumable Fuels	34,989	8.4%
Semiconductors & Semiconductor Equipment	25,659	6.2%
Internet Software & Services	20,891	5.0%
Beverages	18,719	4.5%
Wireless Telecommunication Services	15,276	3.7%
Metals & Mining	15,207	3.6%
Household Durables	15,096	3.6%
Food & Staples Retailing	13,339	3.2%
Personal Products	13,104	3.1%
Real Estate Management & Development	12,885	3.1%
Pharmaceuticals	12,534	3.0%
Industrial Conglomerates	9,701	2.3%
Building Products	9,584	2.3%
Commercial Services & Supplies	8,217	2.0%
Health Care Providers & Services	8,033	1.9%
Food Products	7,686	1.8%
Construction & Engineering	7,682	1.8%
Health Care Equipment & Supplies	6,070	1.5%
Chemicals	5,831	1.4%
Energy Equipment & Services	5,499	1.3%
Media	4,960	1.2%
Auto Components	4,958	1.2%
Communications Equipment	4,908	1.2%
Household Products	4,793	1.2%
Transportation Infrastructure	4,761	1.1%
Machinery	4,552	1.1%
Computers & Peripherals	4,226	1.0%
Electrical Equipment	3,880	0.9%
Electronic Equipment, Instruments & Components	3,802	0.9%
Software	3,769	0.9%
Diversified Consumer Services	3,717	0.9%
Containers & Packaging	3,695	0.9%
Insurance	3,619	0.9%
Diversified Financial Services	3,266	0.8%
Construction Materials	3,171	0.8%
Automobiles	2,428	0.6%
IT Services	2,238	0.5%
Real Estate Investment Trusts	2,029	0.5%
Trading Companies & Distributors	1,822	0.4%
Specialty Retail	1,019	0.2%
Paper & Forest Products	38	0.0%
Short-Term Investments and Other Assets—Net	27,283	6.6%
	$416,779	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Kinder Morgan, Inc.	2.3%
2	Public Storage	2.2%
3	Cisco Systems, Inc.	2.2%
4	General Electric Co.	2.1%
5	Chevron Corp.	2.1%
6	CME Group, Inc.	2.1%
7	NiSource, Inc.	2.1%
8	Prologis, Inc.	2.1%
9	Wells Fargo & Co.	2.1%
10	Novartis AG ADR	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.1%)
Aerospace & Defense (2.6%)
General Dynamics Corp.‡‡	713,300	$59,382
Honeywell International, Inc.‡‡	205,000	16,312
		75,694
Capital Markets (1.1%)
BlackRock, Inc.	122,700	31,941
Commercial Banks (3.6%)
M&T Bank Corp.	135,000	15,301
PNC Financial Services Group, Inc.	414,000	29,920
Wells Fargo & Co.	1,500,000	61,620
		106,841
Communications Equipment (2.2%)
Cisco Systems, Inc.	2,775,000	64,685
Diversified Financial Services (3.1%)
CME Group, Inc.	875,000	62,221
JPMorgan Chase & Co.	582,000	29,409
		91,630
Diversified Telecommunication Services (1.9%)
Singapore Telecommunications Ltd.	19,960,000	54,807
Electric Utilities (4.1%)
Enersis SA ADR	1,670,000	26,386
Great Plains Energy, Inc.	1,520,000	33,318
NextEra Energy, Inc.	750,000	60,270
		119,974
Food & Staples Retailing (0.9%)
Wesfarmers Ltd.	750,000	27,047
Food Products (2.0%)
Unilever NV	1,575,000	59,267
	Number of Shares	Value† (000's)[z]
Gas Utilities (1.5%)
Infraestructura Energetica Nova SAB de CV*	4,435,900	$16,494
Questar Corp.	1,280,000	28,058
		44,552
Hotels, Restaurants & Leisure (1.2%)
Flight Centre Ltd.	842,982	35,077
Household Products (1.0%)
Kimberly-Clark Corp.	318,500	29,773
Industrial Conglomerates (4.2%)
General Electric Co.	2,725,000	63,057
Koninklijke Philips NV	1,969,000	60,868
		123,925
Metals & Mining (1.0%)
BHP Billiton Ltd. ADR	475,000	30,058
Multi-Utilities (14.0%)
Alliant Energy Corp.	800,000	39,688
Ameren Corp.	1,757,000	59,404
CenterPoint Energy, Inc.	2,125,000	48,726
Dominion Resources, Inc.	1,011,000	58,992
National Grid PLC	3,136,000	36,084
National Grid PLC ADR	100,000	5,756
NiSource, Inc.	2,125,000	62,178
Sempra Energy‡‡	721,000	60,867
Wisconsin Energy Corp.	952,000	39,070
		410,765
Oil, Gas & Consumable Fuels (12.6%)
ARC Resources Ltd.	1,365,500	32,868
Canadian Oil Sands Ltd.	1,650,000	31,730
Chevron Corp.	519,000	62,503
Enbridge Inc.	1,415,000	57,944
Exxon Mobil Corp.	540,000	47,066
Kinder Morgan, Inc.	1,800,000	68,274
	Number of Shares	Value† (000's)[z]
Spectra Energy Corp.	1,100,000	$36,421
Williams Cos., Inc.	920,500	33,359
		370,165
Pharmaceuticals (8.8%)
Bristol-Myers Squibb Co.‡‡	1,146,000	47,777
Johnson & Johnson‡‡	559,000	48,303
Novartis AG ADR	840,000	61,303
Roche Holding AG ADR	950,000	59,147
Sanofi ADR	916,700	43,800
		260,330
Real Estate Investment Trusts (21.0%)
American Campus Communities, Inc.	1,165,000	38,806
Ascendas Real Estate Investment Trust	13,160,000	22,409
Ascendas Real Estate Investment Trustñ	1,840,000	3,133
Equity Residential	950,000	49,295
Extra Space Storage, Inc.	850,000	35,046
Fibra Uno Administracion SA de CV	9,811,300	28,279
Goodman Group	3,089,000	12,662
HCP, Inc.	1,300,000	52,949
Mapletree Logistics Trust	14,879,000	12,279
Parkway Life Real Estate Investment Trust	6,059,000	10,488
Plum Creek Timber Co., Inc.	1,050,000	46,526
Prologis, Inc.	1,750,000	61,670
Public Storage‡‡	425,000	64,885
Simon Property Group, Inc.	375,000	54,611
Suntec Real Estate Investment Trust	11,972,000	14,225
TF Administradora Industrial S de RL de CV	9,177,757	16,177

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Ventas, Inc.	925,000	$57,590
Vornado Realty Trust‡‡	242,154	19,687
Yuexiu Real Estate Investment Trust	35,521,200	17,795
		618,512
Road & Rail (2.1%)
Norfolk Southern Corp.	834,000	60,181
Software (2.0%)
Microsoft Corp.	1,778,100	59,389
Tobacco (2.0%)
Philip Morris International, Inc.	705,000	58,825
Transportation Infrastructure (0.9%)
SATS Ltd.	11,358,500	26,768
Wireless Telecommunication Services (1.3%)
Philippine Long Distance Telephone Co. ADR	613,200	38,846
Total Common Stocks (Cost $2,653,962)		2,799,052
	Principal Amount
Convertible Bonds (2.8%)
James River Coal Co., Guaranteed Notes, 10.00%, due 6/1/18ñ	$5,491,000	2,814
NuVasive, Inc., Senior Unsecured Notes, 2.75%, due 7/1/17	13,635,000	13,132
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13‡	14,515,000	1,706
Siemens Finan- cieringsmaatschappij NV, Guaranteed Notes, 1.65%, due 8/16/19	15,500,000	16,411
TIBCO Software, Inc., Senior Unsecured Notes, 2.25%, due 5/1/32	17,025,000	17,174
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	13,470,000	13,192
	Principal Amount	Value† (000's)[z]
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	$19,600,000	$18,742
Total Convertible Bonds (Cost $99,916)		83,171
	Number of Shares
Short-Term Investments (0.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $13,343)	13,343,328	13,343
Total Investments## (98.4%) (Cost $2,767,221)		2,895,566
Cash, receivables and other assets, less liabilities‡‡± (1.6%)		48,554
Total Net Assets (100.0%)		$2,944,120

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	C.R. Bard, Inc.	4.8%
2	JPMorgan Chase & Co.	4.2%
3	American International Group, Inc.	4.1%
4	Eaton Corp. PLC	3.9%
5	Lowe's Cos., Inc.	3.5%
6	Comcast Corp. Class A Special	3.5%
7	EOG Resources, Inc.	3.5%
8	Cardinal Health, Inc.	3.4%
9	Google, Inc. Class A	3.2%
10	Microsoft Corp.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.9%)
Aerospace & Defense (2.9%)
Boeing Co.	200,000	$20,784
Biotechnology (1.3%)
ARIAD Pharmaceuticals, Inc.*	520,000	9,672
Chemicals (1.9%)
WR Grace & Co.*	173,000	13,901
Commercial Banks (2.0%)
Comerica, Inc.	360,000	14,702
Computers & Peripherals (7.5%)
Apple, Inc.	44,500	21,674
EMC Corp.	630,000	16,241
SanDisk Corp.	300,000	16,554
		54,469
Containers & Packaging (1.2%)
Crown Holdings, Inc.*	195,000	8,475
Diversified Consumer Services (2.1%)
Service Corp. International	825,000	14,916
Diversified Financial Services (6.6%)
Intercontinental Exchange, Inc.*	95,000	17,076
JPMorgan Chase & Co.	605,000	30,571
		47,647
Electrical Equipment (3.9%)
Eaton Corp. PLC	445,000	28,177
Energy Equipment & Services (2.2%)
Schlumberger Ltd.	197,000	15,945
Food Products (4.9%)
Mondelez International, Inc. Class A	590,000	18,095
WhiteWave Foods Co. Class A*	905,000	17,304
		35,399
Health Care Equipment & Supplies (4.8%)
C.R. Bard, Inc.	300,000	34,461
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (3.4%)
Cardinal Health, Inc.	485,000	$24,386
Household Products (2.7%)
Procter & Gamble Co.	255,000	19,862
Insurance (7.2%)
American International Group, Inc.*	645,000	29,967
Aon PLC	330,600	21,945
		51,912
Internet Software & Services (3.2%)
Google, Inc. Class A*	27,500	23,290
Leisure Equipment & Products (2.3%)
Mattel, Inc.	415,000	16,808
Machinery (2.2%)
Pall Corp.	235,000	16,248
Media (6.1%)
Comcast Corp. Class A Special	620,000	25,259
Viacom, Inc. Class B	235,000	18,696
		43,955
Metals & Mining (0.6%)
Goldcorp, Inc.	150,000	4,425
Multi-Utilities (3.1%)
NiSource, Inc.	767,100	22,445
Oil, Gas & Consumable Fuels (8.3%)
Cabot Oil & Gas Corp.	490,000	19,174
Cenovus Energy, Inc.	560,000	16,094
EOG Resources, Inc.	160,000	25,128
		60,396
Personal Products (2.4%)
Estee Lauder Cos., Inc. Class A	265,418	17,348
Semiconductors & Semiconductor Equipment (2.3%)
Altera Corp.	480,000	16,882
	Number of Shares	Value† (000's)[z]
Software (4.8%)
Activision Blizzard, Inc.	720,000	$11,750
Microsoft Corp.	685,000	22,879
		34,629
Specialty Retail (6.0%)
Lowe's Cos., Inc.	560,000	25,659
Urban Outfitters, Inc.*	430,000	18,030
		43,689
Total Common Stocks (Cost $563,464)		694,823
Short-Term Investments (4.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $32,114)	32,114,436	32,114
Total Investments## (100.4%) (Cost $595,578)		726,937
Liabilities, less cash, receivables and other assets [(0.4%)]		(2,645)
Total Net Assets (100.0%)		$724,292

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Church & Dwight Co., Inc.	2.3%
2	Wabtec Corp.	2.1%
3	AptarGroup, Inc.	2.0%
4	Oceaneering International, Inc.	1.9%
5	Compass Minerals International, Inc.	1.8%
6	Ocwen Financial Corp.	1.8%
7	CLARCOR, Inc.	1.7%
8	Polaris Industries, Inc.	1.6%
9	Altisource Portfolio Solutions SA	1.6%
10	Henry Schein, Inc.	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.7%)
Air Freight & Logistics (0.5%)
Forward Air Corp.^	1,658,000	$61,064
Auto Components (0.4%)
Gentex Corp.	2,358,149	53,129
Beverages (1.1%)
Boston Beer Co., Inc. Class A*^	702,719	148,864
Building Products (0.6%)
AAON, Inc.	605,921	14,130
AO Smith Corp.	1,669,548	70,205
		84,335
Chemicals (4.1%)
Balchem Corp.^	1,501,935	71,882
Hawkins, Inc.	441,373	16,366
Innophos Holdings, Inc.^	1,816,700	88,964
NewMarket Corp.	296,112	81,188
RPM International, Inc.	2,337,644	79,433
Sensient Technologies Corp.^	3,672,617	152,267
Stepan Co.	823,596	46,484
		536,584
Commercial Banks (6.7%)
Bank of Hawaii Corp.^	2,609,212	134,374
Bank of the Ozarks, Inc.	1,134,150	51,468
BankUnited, Inc.	3,086,498	91,206
BOK Financial Corp.	1,421,194	91,084
Community Bank System, Inc.	1,233,323	40,996
Cullen/Frost Bankers, Inc.	2,060,225	145,946
CVB Financial Corp.	1,020,175	12,997
First Financial Bankshares, Inc.^	1,908,468	109,737
FNB Corp.	3,676,246	44,372
	Number of Shares	Value† (000's)[z]
PacWest Bancorp	1,582,360	$52,614
ViewPoint Financial Group, Inc.	1,633,560	32,492
Westamerica Bancorporation^	1,894,243	89,162
		896,448
Commercial Services & Supplies (4.8%)
Copart, Inc.*	3,339,862	106,107
Healthcare Services Group, Inc.^	5,114,481	123,822
Ritchie Bros. Auctioneers, Inc.	2,022,710	37,481
Rollins, Inc.	5,951,920	147,310
Team, Inc.*	828,306	32,304
UniFirst Corp.	427,850	41,022
United Stationers, Inc.^	3,755,341	149,237
		637,283
Communications Equipment (0.6%)
NETGEAR, Inc.*^	2,673,900	77,383
Construction Materials (0.3%)
Eagle Materials, Inc.	575,000	36,892
Containers & Packaging (2.7%)
AptarGroup, Inc.^	4,538,700	266,921
Silgan Holdings, Inc.	1,925,283	90,835
		357,756
Distributors (1.2%)
Pool Corp.^	3,117,923	162,413
Electrical Equipment (0.6%)
Franklin Electric Co., Inc.	885,472	31,806
Thermon Group Holdings, Inc.*^	2,068,131	42,811
		74,617
Electronic Equipment, Instruments & Components (2.0%)
Badger Meter, Inc.^	793,501	35,771
FEI Co.^	2,096,342	164,102
	Number of Shares	Value† (000's)[z]
Littelfuse, Inc.	231,700	$17,093
Rogers Corp.*	52,212	2,896
Trimble Navigation Ltd.*	1,842,988	46,535
		266,397
Energy Equipment & Services (4.0%)
CARBO Ceramics, Inc.^	1,565,657	127,742
Natural Gas Services Group, Inc.*^	778,600	21,349
Oceaneering International, Inc.	3,327,728	258,165
Pason Systems, Inc.^	4,283,657	87,154
ShawCor Ltd.	785,700	31,203
		525,613
Food & Staples Retailing (1.4%)
Harris Teeter Supermarkets, Inc.^	3,369,203	165,596
North West Co., Inc.	904,400	19,878
		185,474
Food Products (2.0%)
B&G Foods, Inc.	1,001,300	33,914
Flowers Foods, Inc.	3,379,200	70,254
J & J Snack Foods Corp.^	1,088,746	83,746
Lancaster Colony Corp.	1,128,456	83,246
		271,160
Gas Utilities (1.2%)
Piedmont Natural Gas Co., Inc.	702,600	22,666
South Jersey Industries, Inc.	1,504,044	86,873
WGL Holdings, Inc.	1,041,277	43,463
		153,002
Health Care Equipment & Supplies (5.9%)
Abaxis, Inc.^	1,125,200	44,085

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
DENTSPLY International, Inc.	1,025,900	$43,078
Haemonetics Corp.*^	4,787,500	190,782
IDEXX Laboratories, Inc.*	1,655,762	155,344
Meridian Bioscience, Inc.^	3,208,597	72,161
Sirona Dental Systems, Inc.*	1,956,326	126,711
West Pharmaceutical Services, Inc.^	1,971,229	145,772
		777,933
Health Care Providers & Services (3.3%)
AmSurg Corp.*^	1,682,828	62,753
Henry Schein, Inc.*	2,014,840	203,599
Landauer, Inc.	61,100	2,901
MWI Veterinary Supply, Inc.*^	1,083,429	164,768
		434,021
Hotels, Restaurants & Leisure (3.6%)
Bally Technologies, Inc.*^	2,447,392	176,531
Brinker International, Inc.	2,879,100	115,135
Cheesecake Factory, Inc.	1,599,600	66,815
Cracker Barrel Old Country Store, Inc.	229,686	22,606
Papa John's International, Inc.*	766,446	52,218
Texas Roadhouse, Inc.	1,889,900	46,964
		480,269
Household Durables (0.2%)
Leggett & Platt, Inc.	1,061,800	30,707
Household Products (2.3%)
Church & Dwight Co., Inc.	5,179,156	307,383
Industrial Conglomerates (0.7%)
Raven Industries, Inc.^	3,369,152	98,413
Insurance (1.3%)
Infinity Property & Casualty Corp.	186,000	11,255
	Number of Shares	Value† (000's)[z]
RLI Corp.^	1,420,407	$110,919
Safety Insurance Group, Inc.^	1,039,049	52,098
		174,272
Internet Software & Services (0.2%)
j2 Global, Inc.	498,401	24,541
IT Services (1.4%)
Jack Henry & Associates, Inc.	2,024,503	101,023
Sapient Corp.*	5,183,973	77,500
		178,523
Leisure Equipment & Products (1.6%)
Polaris Industries, Inc.	1,961,120	214,174
Life Sciences Tools & Services (1.7%)
ICON PLC*^	4,363,500	159,442
PAREXEL International Corp.*	894,400	41,527
Techne Corp.	391,900	30,376
		231,345
Machinery (9.7%)
CLARCOR, Inc.^	4,212,822	225,639
Donaldson Co., Inc.	3,055,400	107,672
Graco, Inc.	825,617	57,372
Lincoln Electric Holdings, Inc.	596,582	37,304
Lindsay Corp.^	932,550	70,892
Middleby Corp.*	484,306	90,052
Nordson Corp.	2,318,308	154,515
Tennant Co.	749,502	38,502
Toro Co.	1,662,188	87,780
Valmont Industries, Inc.	1,042,804	140,737
Wabtec Corp.	4,721,300	276,291
		1,286,756
Media (0.5%)
Nexstar Broadcasting Group, Inc. Class A^	1,940,269	65,135
Metals & Mining (2.5%)
Alamos Gold, Inc.	5,450,200	88,893
Compass Minerals International, Inc.^	3,193,700	235,471
		324,364
Multi-Utilities (0.3%)
NorthWestern Corp.	930,200	37,366
	Number of Shares	Value† (000's)[z]
Office Electronics (0.9%)
Zebra Technologies Corp. Class A*^	2,637,824	$120,285
Oil, Gas & Consumable Fuels (3.0%)
Cabot Oil & Gas Corp.	1,912,600	74,840
Gulfport Energy Corp.*	2,456,200	144,916
Kodiak Oil & Gas Corp.*	2,900,637	28,977
Laredo Petroleum Holdings, Inc.*	1,914,400	50,272
Oasis Petroleum, Inc.*	1,945,780	76,275
Painted Pony Petroleum Ltd.*	2,919,150	21,161
		396,441
Paper & Forest Products (0.5%)
Stella-Jones, Inc.	550,900	51,910
Stella-Jones, Inc.[b]	155,300	14,634
		66,544
Professional Services (0.6%)
Exponent, Inc.^	1,202,035	78,289
Real Estate Management & Development (1.9%)
Altisource Asset Management Corp.*^	143,317	45,145
Altisource Portfolio Solutions SA*^	1,631,270	212,717
		257,862
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	267,200	23,134
Semiconductors & Semiconductor Equipment (1.8%)
Hittite Microwave Corp.*^	2,312,765	141,449
Power Integrations, Inc.^	1,974,600	102,916
		244,365
Software (8.0%)
Advent Software, Inc.	1,876,501	50,647
Blackbaud, Inc.	1,375,638	49,550

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Computer Modelling Group Ltd.^	3,101,000	$73,366
Constellation Software, Inc.	792,800	130,026
Enghouse Systems Ltd.	769,300	18,011
FactSet Research Systems, Inc.	973,100	99,597
Manhattan Associates, Inc.*^	1,302,807	113,996
MICROS Systems, Inc.*	3,721,042	181,959
Monotype Imaging Holdings, Inc.^	2,093,103	53,897
Solera Holdings, Inc.^	3,699,553	190,971
Tyler Technologies, Inc.*	1,315,832	97,227
		1,059,247
Specialty Retail (2.9%)
Hibbett Sports, Inc.*^	1,719,469	89,068
Leon's Furniture Ltd.	601,800	7,268
Sally Beauty Holdings, Inc.*	5,116,493	133,694
Tractor Supply Co.	1,271,541	155,598
		385,628
Textiles, Apparel & Luxury Goods (0.6%)
Wolverine World Wide, Inc.	1,390,185	78,198
Thrifts & Mortgage Finance (3.2%)
Brookline Bancorp, Inc.^	3,866,590	34,993
Home Loan Servicing Solutions Ltd.^	5,181,100	118,129
Ocwen Financial Corp.*	4,604,829	232,268
Oritani Financial Corp.	2,236,584	34,689
		420,079
Trading Companies & Distributors (2.2%)
Applied Industrial Technologies, Inc.^	2,493,344	118,733
	Number of Shares	Value† (000's)[z]
Beacon Roofing Supply, Inc.*	1,729,700	$62,840
MSC Industrial Direct Co., Inc. Class A	747,300	56,795
Watsco, Inc.	535,804	48,115
		286,483
Water Utilities (0.5%)
Aqua America, Inc.	2,148,935	65,263
Total Common Stocks (Cost $7,112,678)		12,675,434
Short-Term Investments (4.3%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,359,126	370,359
State Street Institutional Treasury Plus Fund Institutional Class	199,091,299	199,091
Total Short-Term Investments (Cost $569,450)		569,450
Total Investments## (100.0%) (Cost $7,682,128)		13,244,884
Liabilities, less cash, receivables and other assets [(0.0%)]		(2,579)
Total Net Assets (100.0%)		$13,242,305

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Apple, Inc.	United States	Computers & Peripherals	2.0%
2	SanDisk Corp.	United States	Computers & Peripherals	2.0%
3	TOYOTA MOTOR Corp.	Japan	Automobiles	1.7%
4	Capital One Financial Corp.	United States	Consumer Finance	1.7%
5	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	1.7%
6	EMC Corp.	United States	Computers & Peripherals	1.6%
7	Roche Holding AG	Switzerland	Pharmaceuticals	1.5%
8	Continental AG	Germany	Auto Components	1.5%
9	Unilever NV	Netherlands	Food Products	1.5%
10	Sealed Air Corp.	United States	Containers & Packaging	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Australia (0.6%)
Iluka Resources Ltd.	21,920	$207
Canada (6.3%)
Agrium, Inc.	2,265	194
Alimentation Couche Tard, Inc. Class B	4,295	248
Cenovus Energy, Inc.	6,645	190
Dollarama, Inc.	4,820	340
Enbridge, Inc.	5,863	241
Home Capital Group, Inc.	6,195	377
New Gold, Inc.*	35,500	239
Silver Wheaton Corp.	11,195	296
		2,125
China (2.7%)
China Mobile Ltd.	38,715	417
Haier Electronics Group Co. Ltd.	146,000	255
Industrial & Commercial Bank of China Ltd., H Shares	334,000	219
		891
France (3.8%)
Arkema SA	3,575	361
Pernod-Ricard SA	2,145	249
Schneider Electric SA	4,361	334
Sodexo	3,810	336
		1,280
Germany (3.9%)
Continental AG	3,335	503
Linde AG	2,287	440
Volkswagen AG, Preference Shares	1,670	380
		1,323
	Number of Shares	Value† (000's)[z]
India (0.6%)
ICICI Bank Ltd. ADR	7,745	$202
Indonesia (0.0%)
PT Bank Mandiri (Persero) Tbk	2,600	2
Ireland (0.1%)
Mallinckrodt PLC*	788	34
Israel (2.4%)
Bezeq Israeli Telecommunication Corp. Ltd.	268,025	436
Check Point Software Technologies Ltd.*	6,790	381
		817
Japan (3.5%)
FANUC Corp.	2,100	319
SUGI HOLDINGS Co. Ltd.	7,100	275
TOYOTA MOTOR Corp.	9,550	574
		1,168
Korea (1.7%)
Samsung Electronics Co. Ltd.	453	555
Netherlands (4.2%)
ASML Holding NV	3,695	324
Koninklijke Ahold NV	18,391	293
Sensata Technologies Holding NV*	7,505	280
Unilever NV	13,318	500
		1,397
Nigeria (0.7%)
Afren PLC*	111,975	242
Norway (1.4%)
DNB ASA	30,735	477
	Number of Shares	Value† (000's)[z]
Russia (0.8%)
Sberbank of Russia ADR	26,205	$276
Singapore (0.7%)
United Overseas Bank Ltd.	15,750	245
Sweden (1.6%)
Elekta AB, B Shares	10,720	169
Telefonaktiebolaget LM Ericsson, B Shares	30,020	353
		522
Switzerland (9.2%)
Givaudan SA*	288	388
Nestle SA	5,625	369
Novartis AG	5,480	400
Partners Group Holding AG	1,360	349
Roche Holding AG	2,026	505
SGS SA	191	435
Sika AG	141	386
Sonova Holding AG*	2,380	263
		3,095
United Kingdom (3.0%)
Aon PLC	5,600	372
Experian PLC	14,272	250
SABMiller PLC	8,340	397
		1,019
United States (51.0%)
Actuant Corp. Class A	11,080	396
Align Technology, Inc.*	4,410	192
Altera Corp.	11,555	406
Amazon.com, Inc.*	855	240
American Tower Corp.	4,170	290
AMETEK, Inc.	9,885	424
Apple, Inc.	1,384	674
BlackRock, Inc.	1,713	446
BorgWarner, Inc.	2,980	288

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Capital One Financial Corp.	8,815	$569
Cardinal Health, Inc.	9,170	461
Celgene Corp.*	1,785	250
Charles Schwab Corp.	9,055	189
Comcast Corp. Class A Special	8,695	354
Covidien PLC	6,435	382
CVS Caremark Corp.	6,910	401
Deere & Co.	3,765	315
eBay, Inc.*	5,005	250
EMC Corp.	20,370	525
EOG Resources, Inc.	2,622	412
Exxon Mobil Corp.	3,335	291
Google, Inc. Class A*	475	402
Graco, Inc.	5,720	398
Henry Schein, Inc.*	2,500	253
IBM Corp.	1,142	208
Intercontinental Exchange, Inc.*	1,905	342
Johnson & Johnson	4,640	401
JPMorgan Chase & Co.	6,910	349
Mead Johnson Nutrition Co.	2,365	177
Motorola Solutions, Inc.	5,955	334
National Oilwell Varco, Inc.	4,170	310
Nordson Corp.	5,360	357
Nordstrom, Inc.	5,600	312
Oracle Corp.	10,600	338
Pall Corp.	6,790	470
Pioneer Natural Resources Co.	1,500	263
Range Resources Corp.	3,095	232
Rockwood Holdings, Inc.	3,810	243
SanDisk Corp.	12,105	668
Schlumberger Ltd.	3,930	318
Sealed Air Corp.	17,510	497
Sirona Dental Systems, Inc.*	6,195	401
Taminco Corp.*	8,340	165
Target Corp.	4,765	302
UnitedHealth Group, Inc.	5,955	427
Visa, Inc. Class A	980	171
Wabtec Corp.	7,860	460
Waters Corp.*	1,785	176
Wells Fargo & Co.	11,195	460
		17,189
Total Common Stocks (Cost $33,475)		33,066
	Number of Shares	Value† (000's)[z]
Short-Term Investments (1.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $638)	638,067	$638
Total Investments## (100.1%) (Cost $34,113)		33,704
Liabilities, less cash, receivables and other assets [(0.1%)]		(26)
Total Net Assets (100.0%)		$33,678

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$2,715	8.1%
Chemicals	2,177	6.5%
Commercial Banks	1,881	5.6%
Oil, Gas & Consumable Fuels	1,871	5.6%
Computers & Peripherals	1,867	5.6%
Health Care Equipment & Supplies	1,407	4.2%
Pharmaceuticals	1,340	4.0%
Semiconductors & Semiconductor Equipment	1,285	3.8%
Food & Staples Retailing	1,217	3.6%
Health Care Providers & Services	1,141	3.4%
Food Products	1,046	3.1%
Electrical Equipment	1,038	3.1%
Capital Markets	984	2.9%
Automobiles	954	2.8%
Multiline Retail	954	2.8%
Auto Components	791	2.3%
Metals & Mining	742	2.2%
Software	719	2.1%
Diversified Financial Services	691	2.1%
Communications Equipment	687	2.0%
Professional Services	685	2.0%
Internet Software & Services	652	1.9%
Beverages	646	1.9%
Energy Equipment & Services	628	1.9%
Consumer Finance	569	1.7%
Containers & Packaging	497	1.5%
Diversified Telecommunication Services	436	1.3%
Wireless Telecommunication Services	417	1.2%
IT Services	379	1.1%
Thrifts & Mortgage Finance	377	1.1%
Insurance	372	1.1%
Media	354	1.1%
Hotels, Restaurants & Leisure	336	1.0%
Real Estate Investment Trusts	290	0.9%
Household Durables	255	0.8%
Biotechnology	250	0.7%
Internet & Catalog Retail	240	0.7%
Life Sciences Tools & Services	176	0.5%
Short-Term Investments and Other Assets—Net	612	1.8%
	$33,678	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	American International Group, Inc.	United States	Insurance	3.7%
2	SanDisk Corp.	United States	Computers & Peripherals	3.5%
3	TOYOTA MOTOR Corp.	Japan	Automobiles	3.3%
4	Google, Inc. Class A	United States	Internet Software & Services	3.2%
5	Wynn Resorts Ltd.	United States	Hotels, Restaurants & Leisure	3.1%
6	Mediaset Espana Comunicacion SA	Spain	Media	3.0%
7	Mitsubishi UFJ Financial Group, Inc.	Japan	Commercial Banks	3.0%
8	Altera Corp.	United States	Semiconductors & Semiconductor Equipment	2.9%
9	MTN Group Ltd.	South Africa	Wireless Telecommunication Services	2.9%
10	Deere & Co.	United States	Machinery	2.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.0%)
Brazil (0.9%)
Randon Participacoes SA, Preference Shares	132,400	$644
China (4.6%)
Chow Tai Fook Jewellery Group Ltd.	1,383,200	1,905
First Pacific Co. Ltd.	1,433,300	1,486
		3,391
Germany (2.0%)
Metro AG	41,200	1,513
Hong Kong (2.1%)
SA SA International Holdings Ltd.	1,456,000	1,547
Israel (2.4%)
Check Point Software Technologies Ltd.*	31,100	1,744
Japan (12.0%)
FANUC Corp.	11,600	1,761
Mitsubishi UFJ Financial Group, Inc.	373,700	2,178
Nissan Motor Co. Ltd.	148,000	1,464
Sumitomo Mitsui Financial Group, Inc.	23,050	1,013
TOYOTA MOTOR Corp.	41,000	2,466
		8,882
Korea (2.7%)
Samsung Electronics Co. Ltd. GDR	3,330	2,028
	Number of Shares	Value† (000's)[z]
Netherlands (4.1%)
Koninklijke Philips NV	51,000	$1,577
Unilever NV	37,800	1,422
		2,999
Singapore (1.3%)
Ascott Residence Trust	1,001,000	935
South Africa (2.9%)
MTN Group Ltd.	118,400	2,163
Spain (3.0%)
Mediaset Espana Comunicacion SA*	224,000	2,188
Switzerland (4.4%)
Novartis AG ADR	20,900	1,526
Roche Holding AG ADR	28,400	1,768
		3,294
United Kingdom (4.9%)
Aon PLC	22,650	1,503
AstraZeneca PLC ADR	28,000	1,378
Derwent London PLC	20,000	718
		3,599
United States (46.7%)
Altera Corp.	61,700	2,170
American International Group, Inc.*	58,150	2,702
BlackRock, Inc.	6,600	1,718
Boeing Co.	18,200	1,891
C.R. Bard, Inc.	13,250	1,522
CME Group, Inc.	16,000	1,138
Deere & Co.	25,000	2,091
Franklin Resources, Inc.	31,900	1,473
General Dynamics Corp.	21,700	1,807
	Number of Shares	Value† (000's)[z]
Google, Inc. Class A*	2,775	$2,350
Honeywell International, Inc.	22,900	1,822
KKR & Co. LP	107,600	2,056
Lindsay Corp.	14,600	1,110
Philip Morris International, Inc.	16,000	1,335
Range Resources Corp.	20,300	1,522
SanDisk Corp.	47,000	2,593
Southwestern Energy Co.*	47,650	1,820
Valmont Industries, Inc.	7,600	1,026
Wynn Resorts Ltd.	16,325	2,302
		34,448
Total Common Stocks (Cost $64,114)		69,375
Short-Term Investments (7.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,577)	5,577,222	5,577
Total Investments## (101.5%) (Cost $69,691)		74,952
Liabilities, less cash, receivables and other assets [(1.5%)]		(1,138)
Total Net Assets (100.0%)		$73,814

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$6,632	9.0%
Aerospace & Defense	5,520	7.5%
Capital Markets	5,247	7.1%
Pharmaceuticals	4,672	6.3%
Insurance	4,205	5.7%
Semiconductors & Semiconductor Equipment	4,198	5.7%
Automobiles	3,930	5.3%
Specialty Retail	3,452	4.7%
Oil, Gas & Consumable Fuels	3,342	4.5%
Commercial Banks	3,191	4.3%
Diversified Financial Services	2,624	3.6%
Computers & Peripherals	2,593	3.5%
Internet Software & Services	2,350	3.2%
Hotels, Restaurants & Leisure	2,302	3.1%
Media	2,188	3.0%
Wireless Telecommunication Services	2,163	2.9%
Software	1,744	2.4%
Real Estate Investment Trusts	1,653	2.2%
Industrial Conglomerates	1,577	2.2%
Health Care Equipment & Supplies	1,522	2.1%
Food & Staples Retailing	1,513	2.0%
Food Products	1,422	1.9%
Tobacco	1,335	1.8%
Short-Term Investments and Other Assets—Net	4,439	6.0%
	$73,814	100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund

TOP TEN EQUITY HOLDINGS

1	Tencent Holdings Ltd.	4.8%
2	Industrial & Commercial Bank of China Ltd., H Shares	4.7%
3	China Resources Power Holdings Co. Ltd.	4.3%
4	Wanhua Chemical Group Co. Ltd., Class A	4.2%
5	Brilliance China Automotive Holdings Ltd.	4.1%
6	ENN Energy Holdings Ltd.	3.4%
7	SAIC Motor Corp. Ltd., Class A	3.4%
8	China Vanke Co. Ltd., Class A	3.4%
9	Sunac China Holdings Ltd.	3.3%
10	Huadian Fuxin Energy Corp. Ltd.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (70.0%)
Auto Components (0.9%)
Weifu High- Technology Group Co. Ltd.	200,526	$505
Automobiles (4.1%)
Brilliance China Automotive Holdings Ltd.*	1,592,000	2,332
Commercial Banks (10.3%)
Agricultural Bank of China Ltd., H Shares	3,057,000	1,307
China Construction Bank Corp.	2,228,000	1,628
China Merchants Bank Co. Ltd.	146,000	251
Industrial & Commercial Bank of China Ltd., H Shares	4,033,000	2,637
		5,823
Communications Equipment (2.2%)
AAC Technologies Holdings, Inc.	281,000	1,268
Construction Materials (1.4%)
China National Building Material Co. Ltd., H Shares	880,000	806
Gas Utilities (3.5%)
ENN Energy Holdings Ltd.	392,000	1,952
Health Care Equipment & Supplies (1.3%)
Shandong Weigao Group Medical Polymer Co. Ltd.	764,000	720
Health Care Providers & Services (1.6%)
Sinopharm Group Co. Ltd.	370,800	924
	Number of Shares	Value† (000's)[z]
Independent Power Producers & Energy Traders (10.2%)
China Power International Development Ltd.	4,193,000	$1,532
China Resources Power Holdings Co. Ltd.	1,060,000	2,433
Huadian Fuxin Energy Corp. Ltd.	5,884,000	1,799
		5,764
Insurance (4.3%)
China Taiping Insurance Holdings Co. Ltd.*	310,600	420
PICC Property & Casualty Co. Ltd.	222,000	306
Ping An Insurance Group Co. of China Ltd.	241,500	1,687
		2,413
Internet Software & Services (4.8%)
Tencent Holdings Ltd.	58,300	2,724
Machinery (1.1%)
Sany Heavy Equipment International Holdings Co. Ltd.	2,158,000	624
Oil, Gas & Consumable Fuels (4.2%)
China Petroleum & Chemical Corp.	1,200,000	864
CNOOC Ltd.	773,000	1,528
		2,392
Pharmaceuticals (5.0%)
China Medical System Holdings Ltd.	1,464,000	1,217
CSPC Pharmaceutical Group Ltd.	204,000	106
Shanghai Fosun Pharmaceutical Group Co. Ltd.	326,000	$530
	Number of Shares	Value† (000's)[z]
Sino Biopharma- ceutical	1,356,000	961
		2,814
Real Estate Management & Development (9.5%)
China Merchants Property Development Co. Ltd.Ñ	176,288	550
Country Garden Holdings Co. Ltd.	2,165,000	1,359
Shimao Property Holdings Ltd.	642,000	1,623
Sunac China Holdings Ltd.	2,660,000	1,858
		5,390
Specialty Retail (3.0%)
Belle International Holdings Ltd.	1,244,000	1,711
Wireless Telecommunication Services (2.6%)
China Mobile Ltd.	135,000	1,455
Total Common Stocks (Cost $39,604)		39,617
Participatory Notes (16.2%)
Automobiles (3.4%)
SAIC Motor Corp. Ltd., Class A (issuer UBS AG), Expiration Date 8/13/2014	56,000	119
SAIC Motor Corp. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 8/29/2018	850,290	1,815
		1,934

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Beverages (0.8%)
Kweichow Moutai Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/26/2014	8,000	$221
Kweichow Moutai Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	9,097	251
		472
Chemicals (4.2%)
Wanhua Chemical Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/26/2018	361,100	996
Wanhua Chemical Group Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.) Expiration Date 7/19/2018	84,200	232
Wanhua Chemical Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	414,663	1,143
		2,371
Construction & Engineering (0.9%)
China State Construction Engineering Corp. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2014	20,000	10
China State Construction Engineering Corp. Ltd., Class A (issuer UBS AG), Expiration Date 7/18/2014	963,300	504
		514
	Number of Shares	Value† (000's)[z]
Electrical Equipment (1.2%)
NARI Technology Development Co. Ltd., Class A (issuer UBS AG), Expiration Date 3/3/2014	260,313	$644
NARI Technology Development Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	14,000	35
		679
Food & Staples Retailing (0.6%)
Yonghui Superstores Co. Ltd., Class A (issuer UBS AG), Expiration Date 5/23/2014	89,000	169
Yonghui Superstores Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/18/2018	94,000	179
		348
Food Products (1.7%)
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 4/11/2014	39,032	236
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/11/2020	68,088	415
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer Citigroup Global Markets Holding, Inc.), Expiration Date 1/20/2015	49,026	296
		947
	Number of Shares	Value† (000's)[z]
Real Estate Management & Development (3.4%)
China Vanke Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 6/27/2018	166,259	$257
China Vanke Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/18/2020	854,900	1,322
China Vanke Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	213,700	330
		1,909
Total Participatory Notes (Cost $9,126)		9,174
Rights (0.0%)
Commercial Banks (0.0%)
China Merchants Bank Co. Ltd., H Shares (Cost $0)	25,404	6
Short-Term Investments (7.5%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $4,261)	4,260,582	4,261
Total Investments## (93.7%) (Cost $52,991)		53,058
Cash, receivables and other assets, less liabilities (6.3%)		3,548
Total Net Assets (100.0%)		$56,606

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.2%
2	Danaher Corp.	4.9%
3	Anheuser-Busch InBev NV ADR	4.5%
4	Newell Rubbermaid, Inc.	4.5%
5	American Express Co.	4.4%
6	Berkshire Hathaway, Inc. Class B	4.2%
7	IntercontinentalExchange, Inc.	3.8%
8	Progressive Corp.	3.6%
9	Altera Corp.	3.6%
10	3M Co.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Auto Components (2.4%)
BorgWarner, Inc.	324,095	$31,301
Beverages (6.9%)
Anheuser-Busch InBev NV ADR	622,190	58,081
Coca-Cola Co.	825,634	31,523
		89,604
Capital Markets (2.2%)
Lazard Ltd. Class A	800,308	28,347
Chemicals (2.0%)
Ecolab, Inc.	282,437	25,801
Consumer Finance (4.4%)
American Express Co.	790,253	56,827
Diversified Financial Services (9.4%)
Berkshire Hathaway, Inc. Class B*	490,230	54,524
CME Group, Inc.	251,769	17,903
Intercontinental Exchange, Inc.*	274,477	49,337
		121,764
Diversified Telecommunication Services (0.9%)
tw telecom, Inc.*	414,091	11,851
Electronic Equipment, Instruments & Components (1.9%)
National Instruments Corp.	881,251	24,455
Energy Equipment & Services (5.7%)
Cameron International Corp.*	551,222	31,304
Schlumberger Ltd.	532,878	43,131
		74,435
Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	114,974	12,862
Food Products (1.3%)
McCormick & Co., Inc.	257,763	17,438
	Number of Shares	Value† (000's)[z]
Health Care Equipment & Supplies (2.5%)
Covidien PLC	554,510	$32,938
Household Durables (4.5%)
Newell Rubbermaid, Inc.	2,285,994	57,836
Household Products (2.9%)
Procter & Gamble Co.	484,459	37,734
Industrial Conglomerates (8.3%)
3M Co.	390,937	44,403
Danaher Corp.	963,179	63,107
		107,510
Industrial Gases (1.9%)
Praxair, Inc.	211,601	24,842
Insurance (3.6%)
Progressive Corp.	1,873,244	46,962
Internet Software & Services (1.9%)
Google, Inc. Class A*	28,616	24,235
IT Services (1.4%)
MasterCard, Inc. Class A	29,800	18,061
Leisure Equipment & Products (3.1%)
Polaris Industries, Inc.	366,099	39,982
Machinery (1.7%)
Pall Corp.	318,567	22,026
Media (2.3%)
Scripps Networks Interactive, Inc. Class A	402,157	29,571
Metals & Mining (2.0%)
Nucor Corp.	573,741	26,099
Oil, Gas & Consumable Fuels (3.4%)
BG Group PLC	2,324,582	44,201
Pharmaceuticals (2.9%)
Roche Holding AG	152,791	38,114
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	348,890	25,120
	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (8.8%)
Altera Corp.	1,319,690	$46,413
Texas Instruments, Inc.	1,758,034	67,157
		113,570
Software (3.2%)
Intuit, Inc.	645,159	40,987
Specialty Retail (1.9%)
TJX Cos., Inc.	466,160	24,576
Trading Companies & Distributors (1.9%)
W.W. Grainger, Inc.	102,438	25,338
Total Common Stocks (Cost $942,532)		1,274,387
Short-Term Investments (2.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $26,898)	26,898,365	26,898
Total Investments## (100.3%) (Cost $969,430)		1,301,285
Liabilities, less cash, receivables and other assets [(0.3%)]		(4,447)
Total Net Assets (100.0%)		$1,296,838

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Roche Holding AG	Switzerland	Pharmaceuticals	2.0%
2	TOYOTA MOTOR Corp.	Japan	Automobiles	1.9%
3	Sundrug Co. Ltd.	Japan	Food & Staples Retailing	1.7%
4	Sodexo	France	Hotels, Restaurants & Leisure	1.7%
5	Sulzer AG	Switzerland	Machinery	1.7%
6	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	1.6%
7	Rexel SA	France	Trading Companies & Distributors	1.6%
8	SGS SA	Switzerland	Professional Services	1.6%
9	Givaudan SA	Switzerland	Chemicals	1.5%
10	Novartis AG	Switzerland	Pharmaceuticals	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.8%)
Australia (1.5%)
Brambles Ltd.	1,121,520	$8,740
Iluka Resources Ltd.	647,930	6,134
		14,874
Austria (1.1%)
Andritz AG	203,015	11,189
Belgium (1.1%)
Colruyt SA	197,110	10,910
Brazil (0.7%)
SLC Agricola SA	897,700	7,337
Canada (8.2%)
Agrium, Inc.	80,700	6,922
Alimentation Couche-Tard, Inc. Class B	82,000	4,729
ATS Automation Tooling Systems, Inc.*	598,000	7,205
Cenovus Energy, Inc.	197,907	5,670
Corus Entertainment, Inc., B Shares	466,401	11,181
Dollarama, Inc.	143,080	10,100
Home Capital Group, Inc.	134,000	8,146
MacDonald, Dettwiler & Associates Ltd.	168,133	12,985
New Gold, Inc.*	1,086,400	7,323
Silver Wheaton Corp.	353,900	9,354
		83,615
China (2.1%)
China Mobile Ltd. ADR	276,235	14,908
Industrial & Commercial Bank of China Ltd., H Shares	9,966,000	6,517
		21,425
	Number of Shares	Value† (000's)[z]
Denmark (1.9%)
Sydbank A/S*	473,721	$11,431
Tryg A/S	96,017	8,173
		19,604
France (8.7%)
Arkema SA	121,845	12,315
Eutelsat Communications SA	447,742	13,397
Pernod-Ricard SA	62,450	7,250
Publicis Groupe SA	124,860	9,294
Rexel SA	707,612	16,273
Sanofi	139,670	13,418
Sodexo	197,400	17,420
		89,367
Germany (9.9%)
Bayer AG	89,775	9,971
Brenntag AG	94,260	14,327
Continental AG	84,375	12,735
Deutsche Boerse AG	183,114	12,839
Gerresheimer AG	184,763	11,147
Linde AG	75,671	14,551
SAP AG ADR	156,100	11,523
Volkswagen AG, Preference Shares	61,386	13,963
		101,056
Indonesia (0.0%)
PT Bank Mandiri (Persero) Tbk	430,700	279
Ireland (0.5%)
DCC PLC	127,138	5,042
Israel (2.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	7,952,124	12,957
Check Point Software Technologies Ltd.*	265,400	14,881
		27,838
	Number of Shares	Value† (000's)[z]
Japan (15.1%)
FANUC Corp.	95,000	$14,417
KANSAI PAINT Co. Ltd.	915,600	10,563
Kenedix Realty Investment Corp.	2,408	9,055
KEYENCE Corp.	44,200	14,521
Nihon Kohden Corp.	303,100	11,162
PIGEON Corp.	294,000	13,482
Pola Orbis Holdings, Inc.	160,000	5,030
Sanrio Co. Ltd.	208,200	10,677
SMC Corp.	58,500	12,186
SOFTBANK Corp.	113,200	7,062
SUGI HOLDINGS Co. Ltd.	230,300	8,904
Sundrug Co. Ltd.	377,300	17,502
TOYOTA MOTOR Corp.	324,700	19,531
		154,092
Korea (1.6%)
Samsung Electronics Co. Ltd.	13,371	16,393
Netherlands (5.8%)
Akzo Nobel NV	178,127	10,475
ASML Holding NV	114,495	10,034
Koninklijke Ahold NV	760,735	12,120
Nutreco NV	252,726	11,891
Unilever NV	399,049	14,992
		59,512
Nigeria (0.7%)
Afren PLC*	3,170,700	6,840
Norway (2.7%)
DNB ASA	892,089	13,848
Norwegian Property ASA	3,582,202	4,724
ProSafe SE	1,069,020	9,537
		28,109

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Russia (0.7%)
Sberbank of Russia ADR	722,090	$7,611
Singapore (1.7%)
Jardine Matheson Holdings Ltd.	195,047	10,352
United Overseas Bank Ltd.	459,000	7,137
		17,489
Sweden (2.5%)
Elekta AB, B Shares	310,953	4,894
Nordea Bank AB	872,235	10,154
Telefonaktiebo- laget LM Ericsson, B Shares	896,045	10,532
		25,580
Switzerland (14.6%)
Bucher Industries AG	50,050	12,281
Givaudan SA*	11,735	15,803
Julius Baer Group Ltd.*	112,700	4,966
Kaba Holding AG*	18,605	7,553
Nestle SA	167,812	11,011
Novartis AG	207,158	15,106
Partners Group Holding AG	41,635	10,672
Roche Holding AG	80,044	19,967
SGS SA	7,080	16,124
Sika AG	5,075	13,898
Sulzer AG	118,656	17,305
UBS AG*	256,700	4,972
		149,658
Turkey (0.3%)
Sinpas Gayrimenkul Yatirim Ortakligi A/S	5,977,427	2,612
United Kingdom (11.0%)
Amlin PLC	2,008,197	12,206
Aon PLC	157,400	10,448
Bunzl PLC	667,251	14,073
Diploma PLC	864,950	8,042
Experian PLC	280,432	4,911
ICAP PLC	619,310	3,526
Mitie Group PLC	3,186,482	13,674
Reed Elsevier PLC	897,566	11,009
RPS Group PLC	2,416,591	9,362
SABMiller PLC	150,220	7,156
Synergy Health PLC	673,823	11,560
Tullow Oil PLC	406,937	6,357
		112,324
	Number of Shares	Value† (000's)[z]
United States (0.7%)
Taminco Corp.*	361,437	$7,138
Total Common Stocks (Cost $859,561)		979,894
Short-Term Investments (3.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $39,711)	39,711,264	39,711
Total Investments## (99.7%) (Cost $899,272)		1,019,605
Cash, receivables and other assets, less liabilities (0.3%)		3,010
Total Net Assets (100.0%)		$1,022,615

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$91,665	9.0%
Machinery	74,583	7.3%
Pharmaceuticals	58,462	5.7%
Commercial Banks	56,977	5.6%
Food & Staples Retailing	54,165	5.3%
Food Products	45,231	4.4%
Media	44,881	4.4%
Trading Companies & Distributors	44,673	4.4%
Commercial Services & Supplies	39,329	3.8%
Automobiles	33,494	3.3%
Insurance	30,827	3.0%
Semiconductors & Semiconductor Equipment	26,427	2.6%
Software	26,404	2.6%
Capital Markets	24,136	2.4%
Metals & Mining	22,811	2.2%
Electronic Equipment, Instruments & Components	22,563	2.2%
Wireless Telecommunication Services	21,970	2.1%
Professional Services	21,035	2.1%
Oil, Gas & Consumable Fuels	18,867	1.8%
Hotels, Restaurants & Leisure	17,420	1.7%
Health Care Equipment & Supplies	16,056	1.6%
Industrial Conglomerates	15,394	1.5%
Beverages	14,406	1.4%
Household Products	13,482	1.3%
Aerospace & Defense	12,985	1.3%
Diversified Telecommunication Services	12,957	1.3%
Diversified Financial Services	12,839	1.3%
Auto Components	12,735	1.2%
Real Estate Investment Trusts	11,667	1.1%
Health Care Providers & Services	11,560	1.1%
Life Sciences Tools & Services	11,147	1.1%
Specialty Retail	10,677	1.0%
Communications Equipment	10,532	1.0%
Multiline Retail	10,100	1.0%
Energy Equipment & Services	9,537	0.9%
Thrifts & Mortgage Finance	8,146	0.8%
Personal Products	5,030	0.5%
Real Estate Management & Development	4,724	0.5%
Short-Term Investments and Other Assets—Net	42,721	4.2%
	$1,022,615	100.0%
See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Roche Holding AG	Switzerland	Pharmaceuticals	2.5%
2	SGS SA	Switzerland	Professional Services	2.3%
3	Givaudan SA	Switzerland	Chemicals	2.3%
4	TOYOTA MOTOR Corp.	Japan	Automobiles	2.2%
5	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	2.1%
6	Sulzer AG	Switzerland	Machinery	1.9%
7	Rexel SA	France	Trading Companies & Distributors	1.9%
8	Unilever NV	Netherlands	Food Products	1.9%
9	KEYENCE Corp.	Japan	Electronic Equipment, Instruments & Components	1.8%
10	SMC Corp.	Japan	Machinery	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.8%)
Australia (1.7%)
Brambles Ltd.	322,715	$2,515
Iluka Resources Ltd.	147,600	1,397
		3,912
Austria (1.1%)
Andritz AG	46,400	2,557
Belgium (1.4%)
Colruyt SA	56,945	3,152
Canada (5.1%)
Agrium, Inc.	18,800	1,613
Alimentation Couche Tard, Inc. Class B	18,900	1,090
Bank of Nova Scotia	28,300	1,572
Cenovus Energy, Inc.	43,617	1,250
Dollarama, Inc.	32,800	2,315
New Gold, Inc.*	251,100	1,692
Silver Wheaton Corp.	81,000	2,141
		11,673
China (2.4%)
China Mobile Ltd. ADR	74,115	4,000
Industrial & Commercial Bank of China Ltd., H Shares	2,285,000	1,494
		5,494
Denmark (2.3%)
Jyske Bank A/S*	73,440	3,389
Tryg A/S	22,202	1,890
		5,279
France (11.2%)
Arkema SA	28,095	2,840
	Number of Shares	Value† (000's)[z]
Eutelsat Communications SA	123,766	$3,703
Pernod-Ricard SA	14,315	1,662
Publicis Groupe SA	28,881	2,150
Rexel SA	188,723	4,340
Sanofi	37,425	3,595
Schneider Electric SA	46,144	3,531
Sodexo	45,165	3,986
		25,807
Germany (9.7%)
Bayer AG	20,800	2,310
Brenntag AG	21,660	3,292
Continental AG	22,510	3,398
Deutsche Boerse AG	57,122	4,005
Linde AG	18,520	3,561
SAP AG ADR	35,585	2,627
Volkswagen AG, Preference Shares	13,954	3,174
		22,367
Indonesia (0.0%)
PT Bank Mandiri (Persero) Tbk	99,200	64
Israel (3.4%)
Bezeq Israeli Telecommunication Corp. Ltd.	2,264,230	3,689
Check Point Software Technologies Ltd.*	72,700	4,077
		7,766
Japan (14.2%)
FANUC Corp.	25,100	3,809
KANSAI PAINT Co. Ltd.	326,800	3,770
KEYENCE Corp.	12,900	4,238
LAWSON, Inc.	23,600	1,772
	Number of Shares	Value† (000's)[z]
MIRACA HOLDINGS, Inc.	36,900	$1,641
Sanrio Co. Ltd.	47,600	2,441
SANTEN PHARMACEUTICAL Co. Ltd.	39,800	1,839
SMC Corp.	20,300	4,228
SOFTBANK Corp.	32,600	2,034
SUGI HOLDINGS Co. Ltd.	46,500	1,798
TOYOTA MOTOR Corp.	84,400	5,077
		32,647
Korea (2.1%)
Samsung Electronics Co. Ltd.	3,916	4,801
Netherlands (5.7%)
Akzo Nobel NV	53,005	3,117
ASML Holding NV	25,900	2,270
Koninklijke Ahold NV	222,755	3,549
Unilever NV	113,513	4,265
		13,201
Nigeria (0.8%)
Afren PLC*	914,275	1,972
Norway (1.4%)
DNB ASA	205,123	3,184
Russia (0.8%)
Sberbank of Russia ADR	166,345	1,753
Singapore (1.7%)
Jardine Matheson Holdings Ltd.	44,300	2,351
United Overseas Bank Ltd.	106,800	1,661
		4,012
Sweden (3.3%)
Elekta AB, B Shares	107,250	1,688

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Nordea Bank AB	250,745	$2,919
Telefonaktiebolaget LM Ericsson, B Shares	258,445	3,038
		7,645
Switzerland (16.7%)
Givaudan SA*	3,891	5,240
Julius Baer Group Ltd.*	26,000	1,146
Nestle SA	49,628	3,256
Novartis AG	55,491	4,046
Partners Group Holding AG	9,920	2,543
Roche Holding AG	22,926	5,719
SGS SA	2,347	5,345
Sika AG	1,398	3,828
Sonova Holding AG*	15,800	1,749
Sulzer AG	30,766	4,487
UBS AG*	59,200	1,147
		38,506
United Arab Emirates (0.5%)
Dragon Oil PLC	119,500	1,097
United Kingdom (9.3%)
Amlin PLC	560,779	3,408
Aon PLC	36,200	2,403
Bunzl PLC	183,879	3,878
Experian PLC	128,907	2,257
ICAP PLC	203,845	1,161
Reed Elsevier PLC	308,564	3,785
SABMiller PLC	56,220	2,678
Tullow Oil PLC	127,311	1,989
		21,559
Total Common Stocks (Cost $189,633)		218,448
Short-Term Investments (4.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $11,371)	11,371,456	11,371
Total Investments## (99.7%) (Cost $201,004)		229,819
Cash, receivables and other assets, less liabilities (0.3%)		609
Total Net Assets (100.0%)		$230,428

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$23,969	10.4%
Pharmaceuticals	17,509	7.6%
Commercial Banks	16,036	7.1%
Machinery	15,081	6.5%
Trading Companies & Distributors	11,510	5.0%
Food & Staples Retailing	11,361	4.9%
Media	9,638	4.2%
Automobiles	8,251	3.6%
Insurance	7,701	3.3%
Professional Services	7,602	3.3%
Food Products	7,521	3.3%
Semiconductors & Semiconductor Equipment	7,071	3.1%
Software	6,704	2.9%
Oil, Gas & Consumable Fuels	6,308	2.8%
Wireless Telecommunication Services	6,034	2.6%
Capital Markets	5,997	2.6%
Metals & Mining	5,230	2.3%
Beverages	4,340	1.8%
Electronic Equipment, Instruments & Components	4,238	1.8%
Diversified Financial Services	4,005	1.7%
Hotels, Restaurants & Leisure	3,986	1.7%
Diversified Telecommunication Services	3,689	1.6%
Electrical Equipment	3,531	1.5%
Health Care Equipment & Supplies	3,437	1.5%
Auto Components	3,398	1.5%
Communications Equipment	3,038	1.3%
Commercial Services & Supplies	2,515	1.1%
Specialty Retail	2,441	1.1%
Industrial Conglomerates	2,351	1.0%
Multiline Retail	2,315	1.0%
Health Care Providers & Services	1,641	0.7%
Short-Term Investments and Other Assets—Net	11,980	5.2%
	$230,428	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	Charles River Laboratories International, Inc.	2.5%
2	Textron, Inc.	2.2%
3	Verint Systems, Inc.	2.1%
4	Avery Dennison Corp.	2.0%
5	Sealed Air Corp.	1.9%
6	Covanta Holding Corp.	1.9%
7	Crown Holdings, Inc.	1.8%
8	TETRA Technologies, Inc.	1.8%
9	Safeway, Inc.	1.8%
10	Digital River, Inc.	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (92.9%)
Aerospace & Defense (6.4%)
Aerovironment, Inc.*	93,500	$2,049
Spirit Aerosystems Holdings, Inc. Class A*	159,090	3,592
Teledyne Technologies, Inc.*	40,352	3,114
Textron, Inc.	169,939	4,578
		13,333
Auto Components (0.9%)
Dana Holding Corp.	89,600	1,878
Chemicals (2.2%)
Chemtura Corp.*	150,100	3,290
Cytec Industries, Inc.	18,100	1,354
		4,644
Commercial Banks (11.2%)
BankUnited, Inc.	85,704	2,533
City National Corp.	31,700	2,075
Comerica, Inc.	76,874	3,140
First Niagara Financial Group, Inc.	303,700	3,067
Huntington Bancshares, Inc.	431,730	3,557
TCF Financial Corp.	231,900	3,258
Texas Capital Bancshares, Inc.*	52,200	2,301
Umpqua Holdings Corp.	192,300	3,123
		23,054
Commercial Services & Supplies (2.6%)
Clean Harbors, Inc.*	26,714	1,518
Covanta Holding Corp.	186,000	3,930
		5,448
Communications Equipment (6.4%)
Arris Group, Inc.*	202,169	3,168
Aviat Networks, Inc.*	140,349	356
Brocade Communications Systems, Inc.*	467,559	3,460
Ceragon Networks Ltd.*	18,245	66
Ciena Corp.*	91,283	1,818
Infinera Corp.*	281,300	2,608
	Number of Shares	Value† (000's)[z]
Sierra Wireless, Inc.*	150,074	$1,849
		13,325
Computers & Peripherals (0.3%)
Quantum Corp.*	434,100	625
Construction & Engineering (1.6%)
KBR, Inc.	107,200	3,201
Containers & Packaging (5.7%)
Avery Dennison Corp.	96,036	4,107
Crown Holdings, Inc.*	88,000	3,825
Sealed Air Corp.	138,608	3,936
		11,868
Electrical Equipment (1.4%)
II-VI, Inc.*	71,530	1,379
Regal-Beloit Corp.	24,300	1,548
		2,927
Electronic Equipment, Instruments & Components (3.6%)
CTS Corp.	119,655	1,666
Dolby Laboratories, Inc. Class A	56,600	1,779
Itron, Inc.*	48,120	1,802
Mercury Systems, Inc.*	105,260	919
OSI Systems, Inc.*	17,900	1,301
		7,467
Energy Equipment & Services (2.5%)
ION Geophysical Corp.*	304,117	1,457
TETRA Technologies, Inc.*	321,292	3,775
		5,232
Food & Staples Retailing (1.8%)
Safeway, Inc.	143,900	3,727
Health Care Equipment & Supplies (1.7%)
Accuray, Inc.*	167,670	1,110
Given Imaging Ltd.*	77,100	1,395
Symmetry Medical, Inc.*	128,310	1,007
		3,512
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (0.7%)
Chemed Corp.	21,125	$1,471
Health Care Technology (1.6%)
Allscripts Healthcare Solutions, Inc.*	228,900	3,328
Hotels, Restaurants & Leisure (1.2%)
Wendy's Co.	322,800	2,440
Independent Power Producers & Energy Traders (3.3%)
Dynegy, Inc.*	79,500	1,545
NRG Energy, Inc.	95,565	2,509
Ormat Technologies, Inc.	106,156	2,661
		6,715
Internet Software & Services (2.3%)
Bankrate, Inc.*	67,800	1,166
Digital River, Inc.*	209,263	3,616
Velti PLC*	171,300	60
		4,842
IT Services (6.3%)
Acxiom Corp.*	82,200	2,045
Convergys Corp.	120,500	2,124
CoreLogic, Inc.*	140,511	3,611
DST Systems, Inc.	49,019	3,499
VeriFone Systems, Inc.*	89,590	1,776
		13,055
Life Sciences Tools & Services (4.0%)
Affymetrix, Inc.*	264,500	1,473
Cambrex Corp.*	121,038	1,650
Charles River Laboratories International, Inc.*	111,371	5,129
		8,252
Machinery (5.4%)
ESCO Technologies, Inc.	70,685	2,167
ITT Corp.	101,900	3,347
Manitowoc Co., Inc.	115,700	2,312
Meritor, Inc.*	186,150	1,387
Twin Disc, Inc.	71,100	1,876
		11,089

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Marine (0.6%)
Danaos Corp.*	268,891	$1,186
Professional Services (0.8%)
FTI Consulting, Inc.*	48,806	1,632
Road & Rail (1.3%)
Ryder System, Inc.	47,104	2,620
Semiconductors & Semiconductor Equipment (5.8%)
Alliance Semiconductor Corp.*	82,370	43
Ceva, Inc.*	66,800	1,211
FormFactor, Inc.*	204,900	1,244
Freescale Semiconductor Ltd.*	129,490	1,854
Ikanos Communications, Inc.*	194,466	239
Mellanox Technologies Ltd.*	34,650	1,366
Rambus, Inc.*	285,772	2,332
Spansion, Inc. Class A*	163,140	1,692
Ultratech, Inc.*	69,894	1,976
		11,957
Software (7.7%)
Accelrys, Inc.*	180,363	1,631
Cadence Design Systems, Inc.*	145,607	1,961
Comverse, Inc.*	49,335	1,492
Rovi Corp.*	192,730	3,456
SeaChange International, Inc.*	181,426	1,814
TIBCO Software, Inc.*	55,500	1,251
Verint Systems, Inc.*	128,461	4,259
		15,864
Specialty Retail (3.6%)
Express, Inc.*	95,300	2,000
OfficeMax, Inc.	274,719	2,986
PEP Boys-Manny Moe & Jack*	82,500	927
RadioShack Corp.*	480,841	1,572
		7,485
Total Common Stocks (Cost $153,237)		192,177
	Number of Shares	Value† (000's)[z]
Short-Term Investments (7.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $15,130)	15,130,391	$15,130
Total Investments## (100.2%) (Cost $168,367)		207,307
Liabilities, less cash, receivables and other assets [(0.2%)]		(467)
Total Net Assets (100.0%)		$206,840

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	5.2%
2	Google, Inc. Class A	4.2%
3	Verizon Communications, Inc.	3.0%
4	Precision Castparts Corp.	2.8%
5	Starbucks Corp.	2.8%
6	Coca-Cola Co.	2.7%
7	Alliance Data Systems Corp.	2.6%
8	Kinder Morgan, Inc.	2.6%
9	Johnson & Johnson	2.4%
10	Procter & Gamble Co.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.1%)
Aerospace & Defense (4.8%)
Boeing Co.	92,564	$9,619
Precision Castparts Corp.	65,021	13,735
		23,354
Air Freight & Logistics (1.7%)
FedEx Corp.	79,549	8,540
Beverages (4.8%)
Anheuser-Busch InBev NV ADR	109,522	10,224
Coca-Cola Co.	347,710	13,275
		23,499
Biotechnology (3.0%)
Biogen Idec, Inc.*	24,827	5,288
Vertex Pharmaceuticals, Inc.*	125,027	9,396
		14,684
Chemicals (5.1%)
Agrium, Inc.	70,166	6,019
Monsanto Co.	99,049	9,696
Sherwin-Williams Co.	54,160	9,337
		25,052
Computers & Peripherals (6.1%)
Apple, Inc.	51,799	25,229
SanDisk Corp.	84,063	4,638
		29,867
Diversified Telecommunication Services (3.0%)
Verizon Communications, Inc.	313,440	14,851
Electrical Equipment (1.6%)
Eaton Corp. PLC	123,998	7,852
Food & Staples Retailing (4.6%)
CVS Caremark Corp.	127,595	7,407
Wal-Mart Stores, Inc.	125,537	9,162
Whole Foods Market, Inc.	107,706	5,681
		22,250
	Number of Shares	Value† (000's)[z]
Food Products (3.6%)
Kraft Foods Group, Inc.	213,777	$11,067
Unilever NV	171,966	6,471
		17,538
Health Care Equipment & Supplies (1.2%)
Edwards Lifesciences Corp.*	85,646	6,028
Hotels, Restaurants & Leisure (2.8%)
Starbucks Corp.	193,697	13,660
Household Products (2.3%)
Procter & Gamble Co.	145,686	11,348
Industrial Conglomerates (1.6%)
Danaher Corp.	116,344	7,623
Insurance (2.6%)
American International Group, Inc.*	132,585	6,160
Aon PLC	98,314	6,526
		12,686
Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	35,265	9,909
Internet Software & Services (6.8%)
eBay, Inc.*	169,838	8,490
Facebook, Inc. Class A*	94,708	3,910
Google, Inc. Class A*	24,481	20,733
		33,133
IT Services (5.8%)
Alliance Data Systems Corp.*	64,390	12,601
Automatic Data Processing, Inc.	108,657	7,732
IBM Corp.	43,039	7,845
		28,178
Life Sciences Tools & Services (0.9%)
Illumina, Inc.*	57,576	4,482
Media (3.6%)
Comcast Corp. Class A	145,418	6,121
	Number of Shares	Value† (000's)[z]
Discovery Communications, Inc. Class A*	79,117	$6,132
Twenty-First Century Fox, Inc.	165,973	5,200
		17,453
Multiline Retail (1.8%)
Family Dollar Stores, Inc.	124,966	8,896
Oil, Gas & Consumable Fuels (4.5%)
Kinder Morgan, Inc.	329,844	12,511
Range Resources Corp.	127,707	9,575
		22,086
Pharmaceuticals (5.5%)
Bristol-Myers Squibb Co.	228,305	9,518
Johnson & Johnson	138,526	11,970
Pfizer, Inc.	188,033	5,304
		26,792
Road & Rail (2.0%)
Union Pacific Corp.	63,119	9,691
Semiconductors & Semiconductor Equipment (1.9%)
ASML Holding NV	109,279	9,514
Software (3.6%)
Check Point Software Technologies Ltd.*	110,023	6,169
Microsoft Corp.	335,223	11,196
		17,365
Specialty Retail (2.5%)
Home Depot, Inc.	87,954	6,551
O'Reilly Automotive, Inc.*	44,526	5,464
		12,015
Textiles, Apparel & Luxury Goods (2.5%)
Lululemon Athletica, Inc.*	91,379	6,474
Michael Kors Holdings Ltd.*	78,840	5,841
		12,315

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Tobacco (1.3%)
Philip Morris International, Inc.	75,857	$6,330
Wireless Telecommunication Services (1.6%)
Crown Castle International Corp.*	114,286	7,934
Total Common Stocks (Cost $387,732)		464,925
Short-Term Investments (4.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $22,330)	22,329,763	22,330
Total Investments## (99.7%) (Cost $410,062)		487,255
Cash, receivables and other assets, less liabilities (0.3%)		1,548
Total Net Assets (100.0%)		$488,803

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund

TOP TEN EQUITY HOLDINGS

1	Cummins, Inc.	4.8%
2	JPMorgan Chase & Co.	4.7%
3	Exxon Mobil Corp.	4.5%
4	Citigroup, Inc.	3.1%
5	Dow Chemical Co.	3.1%
6	Cisco Systems, Inc.	2.8%
7	American International Group, Inc.	2.7%
8	LyondellBasell Industries NV Class A	2.7%
9	Lincoln National Corp.	2.6%
10	Wells Fargo & Co.	2.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.6%)
Aerospace & Defense (2.9%)
Northrop Grumman Corp.	312,128	$28,800
Raytheon Co.	246,969	18,624
		47,424
Airlines (2.9%)
Delta Air Lines, Inc.	205,023	4,045
United Continental Holdings, Inc.*	1,247,036	35,491
US Airways Group, Inc.*	420,577	6,796
		46,332
Auto Components (0.7%)
BorgWarner, Inc.	122,999	11,879
Capital Markets (6.0%)
Bank of New York Mellon Corp.	1,179,187	35,069
Goldman Sachs Group, Inc.	167,401	25,467
Invesco Ltd.	531,231	16,128
Morgan Stanley	788,395	20,309
		96,973
Chemicals (6.8%)
Dow Chemical Co.	1,337,775	50,033
LyondellBasell Industries NV Class A	629,958	44,191
Monsanto Co.	175,754	17,205
		111,429
Commercial Banks (6.3%)
Comerica, Inc.	292,872	11,961
Mitsubishi UFJ Financial Group, Inc. ADR	2,191,953	12,779
PNC Financial Services Group, Inc.	223,315	16,139
Regions Financial Corp.	1,319,620	12,405
Sumitomo Mitsui Financial Group, Inc. ADR	975,826	8,636
	Number of Shares	Value† (000's)[z]
Wells Fargo & Co.	992,922	$40,789
		102,709
Communications Equipment (3.7%)
Cisco Systems, Inc.	1,932,090	45,037
Juniper Networks, Inc.*	815,985	15,422
		60,459
Computers & Peripherals (5.0%)
EMC Corp.	1,464,254	37,749
NetApp, Inc.	518,420	21,535
SanDisk Corp.	402,104	22,188
		81,472
Construction & Engineering (1.2%)
Fluor Corp.	302,061	19,160
Diversified Financial Services (9.9%)
Citigroup, Inc.	1,041,100	50,316
CME Group, Inc.	472,183	33,577
JPMorgan Chase & Co.	1,516,936	76,651
		160,544
Electrical Equipment (0.9%)
Eaton Corp. PLC	228,986	14,499
Energy Equipment & Services (3.3%)
Baker Hughes, Inc.	160,219	7,449
Halliburton Co.	565,387	27,138
Rowan Cos. PLC Class A*	298,076	10,558
Weatherford International Ltd.*	591,644	8,821
		53,966
Food Products (2.3%)
Archer-Daniels- Midland Co.	829,237	29,197
ConAgra Foods, Inc.	115,953	3,922
WhiteWave Foods Co. Class A*	246,234	4,708
		37,827
Health Care Equipment & Supplies (2.7%)
Boston Scientific Corp.*	1,780,582	18,838
C.R. Bard, Inc.	67,738	7,781
	Number of Shares	Value† (000's)[z]
Zimmer Holdings, Inc.	216,155	$17,096
		43,715
Health Care Providers & Services (3.7%)
Aetna, Inc.	241,053	15,280
Cigna Corp.	194,629	15,316
UnitedHealth Group, Inc.	407,475	29,232
		59,828
Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	850,393	30,691
Household Products (1.1%)
Procter & Gamble Co.	230,024	17,917
Insurance (5.3%)
American International Group, Inc.*	962,569	44,721
Lincoln National Corp.	989,381	41,594
		86,315
Internet Software & Services (2.3%)
Facebook, Inc. Class A*	886,138	36,580
Machinery (9.4%)
Cummins, Inc.	629,171	77,514
Joy Global, Inc.	82,989	4,077
Kubota Corp. ADR	358,906	24,365
Makita Corp. ADR	263,474	13,872
Manitowoc Co., Inc.	469,840	9,387
Parker Hannifin Corp.	245,243	24,512
		153,727
Metals & Mining (2.9%)
Carpenter Technology Corp.	83,627	4,497
Newmont Mining Corp.	671,526	21,335
Nucor Corp.	335,618	15,267
United States Steel Corp.	330,579	5,917
		47,016

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (8.7%)
Exxon Mobil Corp.	847,086	$73,832
Occidental Petroleum Corp.	277,730	24,499
Range Resources Corp.	326,772	24,501
Spectra Energy Corp.	586,164	19,408
		142,240
Pharmaceuticals (1.6%)
Merck & Co., Inc.	546,938	25,865
Semiconductors & Semiconductor Equipment (2.2%)
Altera Corp.	665,842	23,417
KLA-Tencor Corp.	222,245	12,257
		35,674
Software (0.6%)
CA, Inc.	340,528	9,960
Specialty Retail (2.3%)
Best Buy Co., Inc.	438,487	15,785
Staples, Inc.	1,580,444	21,984
		37,769
Total Common Stocks (Cost $1,394,816)		1,571,970
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $33,562)	33,562,027	33,562
Total Investments## (98.6%) (Cost $1,428,378)		1,605,532
Cash, receivables and other assets, less liabilities (1.4%)		22,178
Total Net Assets (100.0%)		$1,627,710

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	SBA Communications Corp. Class A	1.9%
2	Stericycle, Inc.	1.8%
3	Roper Industries, Inc.	1.7%
4	Affiliated Managers Group, Inc.	1.6%
5	Cerner Corp.	1.6%
6	Illumina, Inc.	1.5%
7	AMETEK, Inc.	1.5%
8	ANSYS, Inc.	1.4%
9	Alliance Data Systems Corp.	1.4%
10	IntercontinentalExchange, Inc.	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.9%)
Aerospace & Defense (1.3%)
BE Aerospace, Inc.*	148,000	$10,092
Airlines (0.2%)
Alaska Air Group, Inc.	35,000	1,982
Auto Components (0.4%)
BorgWarner, Inc.	30,000	2,897
Beverages (1.6%)
Beam, Inc.	117,000	7,330
Monster Beverage Corp.*	90,000	5,165
		12,495
Biotechnology (4.3%)
Alexion Pharmaceuticals, Inc.*	90,000	9,698
ARIAD Pharmaceuticals, Inc.*	231,500	4,306
BioMarin Pharmaceutical, Inc.*	87,500	5,729
Cubist Pharmaceuticals, Inc.*	60,000	3,802
Incyte Corp. Ltd.*	100,000	3,389
Pharmacyclics, Inc.*	35,000	3,902
Vertex Pharmaceuticals, Inc.*	50,000	3,758
		34,584
Building Products (1.0%)
Fortune Brands Home & Security, Inc.	224,000	8,252
Capital Markets (2.5%)
Affiliated Managers Group, Inc.*	75,000	13,074
Raymond James Financial, Inc.	160,000	6,693
		19,767
Chemicals (1.3%)
Airgas, Inc.	105,000	10,673
Commercial Banks (0.5%)
SVB Financial Group*	50,000	4,140
	Number of Shares	Value† (000's)[z]
Commercial Services & Supplies (1.8%)
Stericycle, Inc.*	127,500	$14,352
Computers & Peripherals (0.3%)
SanDisk Corp.	50,000	2,759
Containers & Packaging (1.0%)
Packaging Corp. of America	150,000	7,956
Consumer Finance (0.2%)
Portfolio Recovery Associates, Inc.*	26,930	1,428
Distributors (0.8%)
LKQ Corp.*	225,000	6,579
Diversified Financial Services (1.4%)
Intercontinental Exchange, Inc.*	61,556	11,065
Electrical Equipment (3.7%)
AMETEK, Inc.	275,000	11,803
Generac Holdings, Inc.	106,500	4,216
Roper Industries, Inc.	108,500	13,422
		29,441
Electronic Equipment, Instruments & Components (2.1%)
Amphenol Corp. Class A	50,000	3,789
CDW Corp.*	230,000	5,044
Trimble Navigation Ltd.*	325,000	8,206
		17,039
Energy Equipment & Services (2.3%)
Cameron International Corp.*	60,000	3,407
Core Laboratories NV	33,000	5,000
Dril-Quip, Inc.*	35,000	3,570
Frank's International NV*	12,100	335
Oceaneering International, Inc.	80,000	6,207
		18,519
Food & Staples Retailing (1.9%)
PriceSmart, Inc.	88,500	7,609
	Number of Shares	Value† (000's)[z]
Whole Foods Market, Inc.	143,000	$7,543
		15,152
Food Products (1.8%)
Green Mountain Coffee Roasters, Inc.*	76,000	6,559
J.M. Smucker Co.	40,000	4,246
WhiteWave Foods Co. Class A*	175,000	3,346
		14,151
Health Care Equipment & Supplies (1.3%)
Cooper Cos., Inc.	66,500	8,686
Wright Medical Group, Inc.*	69,900	1,682
		10,368
Health Care Providers & Services (2.6%)
Catamaran Corp.*	195,000	10,707
DaVita HealthCare Partners, Inc.*	50,000	5,375
Envision Healthcare Holdings, Inc.*	26,700	701
Team Health Holdings, Inc.*	102,000	3,920
		20,703
Health Care Technology (1.6%)
Cerner Corp.*	272,500	12,551
Hotels, Restaurants & Leisure (1.8%)
Buffalo Wild Wings, Inc.*	69,000	7,170
Starwood Hotels & Resorts Worldwide, Inc.	110,000	7,033
		14,203
Household Products (0.8%)
Church & Dwight Co., Inc.	105,000	6,232
IT Services (1.4%)
Alliance Data Systems Corp.*	57,000	11,155
Life Sciences Tools & Services (1.9%)
ICON PLC*	90,000	3,289
Illumina, Inc.*	154,500	12,026
		15,315

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Machinery (1.7%)
Chart Industries, Inc.*	55,000	$6,280
Pall Corp.	110,000	7,605
		13,885
Media (2.4%)
AMC Networks, Inc. Class A*	161,000	9,979
Discovery Communications, Inc. Class A*	86,000	6,666
Pandora Media, Inc.*	125,000	2,302
		18,947
Multiline Retail (1.1%)
Dollar Tree, Inc.*	173,500	9,143
Oil, Gas & Consumable Fuels (3.9%)
Cabot Oil & Gas Corp.	280,000	10,956
Concho Resources, Inc.*	65,000	6,273
Denbury Resources, Inc.*	130,000	2,248
Gulfport Energy Corp.*	100,000	5,900
Oasis Petroleum, Inc.*	152,500	5,978
		31,355
Pharmaceuticals (2.9%)
Actavis, Inc.*	60,000	8,111
Impax Laboratories, Inc.*	150,000	3,057
Jazz Pharmaceuticals PLC*	60,000	5,261
Perrigo Co.	60,000	7,293
		23,722
Professional Services (3.1%)
Advisory Board Co.*	112,000	6,134
Towers Watson & Co. Class A	94,000	7,732
Verisk Analytics, Inc. Class A*	176,500	10,975
		24,841
Real Estate Management & Development (1.6%)
Jones Lang LaSalle, Inc.	108,000	8,882
Realogy Holdings Corp.*	100,000	4,233
		13,115
Road & Rail (3.4%)
Canadian Pacific Railway Ltd.	35,000	4,131
	Number of Shares	Value† (000's)[z]
Hertz Global Holdings, Inc.*	233,500	$5,611
J.B. Hunt Transport Services, Inc.	153,500	11,052
Kansas City Southern	65,000	6,852
		27,646
Semiconductors & Semiconductor Equipment (3.3%)
Avago Technologies Ltd.	265,000	10,205
Cavium, Inc.*	190,000	7,214
Lam Research Corp.*	50,000	2,334
Microchip Technology, Inc.	165,000	6,404
		26,157
Software (9.4%)
ANSYS, Inc.*	133,000	11,169
Aspen Technology, Inc.*	231,000	7,722
Citrix Systems, Inc.*	94,000	6,652
Concur Technologies, Inc.*	72,000	7,036
Electronic Arts, Inc.*	150,000	3,996
Informatica Corp.*	175,000	6,260
NetSuite, Inc.*	35,000	3,480
Red Hat, Inc.*	107,000	5,406
Salesforce.com, Inc.*	150,000	7,370
Splunk, Inc.*	107,000	5,907
Synopsys, Inc.*	100,000	3,626
Ultimate Software Group, Inc.*	46,000	6,450
		75,074
Specialty Retail (10.6%)
Cabela's, Inc.*	90,000	5,898
Dick's Sporting Goods, Inc.	170,000	7,890
DSW, Inc. Class A	100,000	8,609
GameStop Corp. Class A	135,000	6,778
O'Reilly Automotive, Inc.*	83,000	10,185
Ross Stores, Inc.	119,500	8,037
Tile Shop Holdings, Inc.*	175,000	4,650
Tractor Supply Co.	89,000	10,891
Ulta Salon Cosmetics & Fragrance, Inc.*	45,000	4,466
Urban Outfitters, Inc.*	228,500	9,581
	Number of Shares	Value† (000's)[z]
Williams-Sonoma, Inc.	140,000	$7,897
		84,882
Textiles, Apparel & Luxury Goods (4.9%)
Fifth & Pacific Cos., Inc.*	287,500	6,854
Hanesbrands, Inc.	137,500	8,178
Lululemon Athletica, Inc.*	55,000	3,896
Michael Kors Holdings Ltd.*	65,000	4,816
PVH Corp.	67,500	8,691
Under Armour, Inc. Class A*	96,500	7,010
		39,445
Thrifts & Mortgage Finance (1.2%)
Ocwen Financial Corp.*	198,500	10,012
Trading Companies & Distributors (1.6%)
Fastenal Co.	165,000	7,258
United Rentals, Inc.*	104,500	5,724
		12,982
Wireless Telecommunication Services (3.0%)
Crown Castle International Corp.*	135,000	9,372
SBA Communications Corp. Class A*	200,000	15,000
		24,372
Total Common Stocks (Cost $534,476)		769,428
Short-Term Investments (4.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $32,038)	32,037,838	32,038
Total Investments## (99.9%) (Cost $566,514)		801,466
Cash, receivables and other assets, less liabilities (0.1%)		535
Total Net Assets (100.0%)		$802,001

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	Safeway, Inc.	4.3%
2	Corrections Corporation of America	3.1%
3	CVS Caremark Corp.	2.7%
4	Nuance Communications, Inc.	2.6%
5	Fidelity National Information Services, Inc.	2.5%
6	Devon Energy Corp.	2.4%
7	General Dynamics Corp.	2.4%
8	NV Energy, Inc.	2.4%
9	Cardinal Health, Inc.	2.3%
10	Omnicare, Inc.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.6%)
Aerospace & Defense (7.5%)
General Dynamics Corp.	19,850	$1,652
Rockwell Collins, Inc.	19,300	1,366
Spirit Aerosystems Holdings, Inc. Class A*	46,400	1,048
Textron, Inc.	38,300	1,032
		5,098
Auto Components (1.6%)
Lear Corp.	15,700	1,079
Capital Markets (2.0%)
State Street Corp.	20,800	1,388
Chemicals (2.1%)
Ashland, Inc.	16,500	1,439
Commercial Banks (5.5%)
BankUnited, Inc.	37,800	1,117
BB&T Corp.	25,800	876
Comerica, Inc.	26,200	1,070
Huntington Bancshares, Inc.	84,200	694
		3,757
Commercial Services & Supplies (5.7%)
ADT Corp.*	16,700	665
Covanta Holding Corp.	68,300	1,443
Republic Services, Inc.	25,900	842
Tyco International Ltd.	28,800	952
		3,902
Construction & Engineering (2.1%)
KBR, Inc.	49,200	1,469
Containers & Packaging (1.9%)
Avery Dennison Corp.	30,050	1,285
Electric Utilities (4.9%)
Edison International	14,800	679
NV Energy, Inc.	69,900	1,639
Pinnacle West Capital Corp.	18,700	1,015
		3,333
	Number of Shares	Value† (000's)[z]
Electrical Equipment (1.0%)
Regal-Beloit Corp.	10,500	$669
Electronic Equipment, Instruments & Components (3.6%)
Dolby Laboratories, Inc. Class A	36,200	1,138
Flextronics International Ltd.*	144,100	1,294
		2,432
Energy Equipment & Services (2.0%)
Cameron International Corp.*	24,000	1,363
Food & Staples Retailing (7.0%)
CVS Caremark Corp.	31,600	1,834
Safeway, Inc.	113,400	2,937
		4,771
Health Care Equipment & Supplies (4.4%)
Covidien PLC	24,400	1,450
Zimmer Holdings, Inc.	19,600	1,550
		3,000
Health Care Providers & Services (4.7%)
Cardinal Health, Inc.	31,800	1,599
Omnicare, Inc.	29,400	1,598
		3,197
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	3,300	48
Hotels, Restaurants & Leisure (1.2%)
Wyndham Worldwide Corp.	13,900	825
Independent Power Producers & Energy Traders (1.9%)
AES Corp.	102,200	1,299
IT Services (8.1%)
Amdocs Ltd.	39,300	1,449
Fidelity National Information Services, Inc.	37,800	1,681
VeriFone Systems, Inc.*	48,000	951
	Number of Shares	Value† (000's)[z]
Western Union Co.	82,100	$1,439
		5,520
Multi-Utilities (2.0%)
CenterPoint Energy, Inc.	59,400	1,362
Multiline Retail (1.9%)
Kohl's Corp.	25,000	1,283
Oil, Gas & Consumable Fuels (4.0%)
Devon Energy Corp.	29,000	1,656
Energy Transfer Partners L.P.	8,325	427
Southwestern Energy Co.*	16,400	626
		2,709
Pharmaceuticals (0.2%)
Mallinckrodt PLC*	3,050	133
Real Estate Investment Trusts (5.3%)
Corrections Corporation of America	65,104	2,144
Starwood Property Trust, Inc.	59,800	1,491
		3,635
Road & Rail (0.9%)
Avis Budget Group, Inc.*	24,400	653
Semiconductors & Semiconductor Equipment (1.6%)
Skyworks Solutions, Inc.*	44,500	1,128
Software (6.4%)
Check Point Software Technologies Ltd.*	21,500	1,205
Nuance Communications, Inc.*	92,500	1,766
Symantec Corp.	55,400	1,419
		4,390
Specialty Retail (6.0%)
Best Buy Co., Inc.	39,000	1,404
Express, Inc.*	53,900	1,131
Staples, Inc.	110,600	1,539
		4,074

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Thrifts & Mortgage Finance (2.0%)
People's United Financial, Inc.	95,900	$1,364
Total Common Stocks (Cost $53,722)		66,605
Short-Term Investments (0.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $577)	576,669	577
Total Investments (98.4%) (Cost $54,299)		67,182
Cash, receivables and other assets, less liabilities (1.6%)		1,059
Total Net Assets (100.0%)		$68,241

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund

TOP TEN EQUITY HOLDINGS

1	Boeing Co.	4.1%
2	Berkshire Hathaway, Inc. Class B	3.6%
3	JPMorgan Chase & Co.	3.6%
4	CSX Corp.	3.3%
5	HCA Holdings, Inc.	3.3%
6	Cardinal Health, Inc.	3.3%
7	3M Co.	3.3%
8	Pfizer, Inc.	3.2%
9	ConAgra Foods, Inc.	3.2%
10	Hyatt Hotels Corp. Class A	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.9%)
Aerospace & Defense (5.8%)
Boeing Co.	585,000	$60,793
Raytheon Co.	340,000	25,640
		86,433
Chemicals (3.6%)
Ecolab, Inc.	25,000	2,284
Methanex Corp.	505,000	23,477
Scotts Miracle-Gro Co. Class A	520,000	27,409
		53,170
Commercial Services & Supplies (1.7%)
Covanta Holding Corp.	825,000	17,432
Knoll, Inc.	500,000	7,615
		25,047
Computers & Peripherals (3.2%)
Apple, Inc.	97,000	47,244
Containers & Packaging (2.7%)
Sealed Air Corp.	1,400,000	39,760
Diversified Financial Services (7.2%)
Berkshire Hathaway, Inc. Class B*	485,000	53,942
JPMorgan Chase & Co.	1,050,000	53,057
		106,999
Electrical Equipment (3.1%)
ABB Ltd. ADR*	1,400,000	29,974
Rockwell Automation, Inc.	165,000	16,043
		46,017
Energy Equipment & Services (3.1%)
Schlumberger Ltd.	580,000	46,945
Food Products (6.7%)
ConAgra Foods, Inc.	1,400,000	47,348
Kraft Foods Group, Inc.	465,000	24,073
Mondelez International, Inc. Class A	920,000	28,217
		99,638
	Number of Shares	Value† (000's)[z]
Gas Utilities (2.9%)
National Fuel Gas Co.	665,000	$43,411
Health Care Equipment & Supplies (2.2%)
Hill-Rom Holdings, Inc.	950,000	32,433
Health Care Providers & Services (8.2%)
Cardinal Health, Inc.	975,000	49,023
HCA Holdings, Inc.	1,285,000	49,074
Henry Schein, Inc.*	240,000	24,252
		122,349
Hotels, Restaurants & Leisure (4.2%)
Darden Restaurants, Inc.	345,000	15,943
Hyatt Hotels Corp. Class A*	1,090,000	47,306
		63,249
Household Products (2.6%)
Procter & Gamble Co.	505,000	39,334
Industrial Conglomerates (3.3%)
3M Co.	430,000	48,839
Leisure Equipment & Products (2.6%)
Mattel, Inc.	975,000	39,488
Media (3.7%)
Omnicom Group, Inc.	760,000	46,094
Twenty-First Century Fox, Inc.	300,000	9,399
		55,493
Metals & Mining (2.7%)
Carpenter Technology Corp.	740,000	39,790
Oil, Gas & Consumable Fuels (6.0%)
Cenovus Energy, Inc.	1,565,000	44,978
Range Resources Corp.	600,000	44,988
		89,966
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (3.2%)
Pfizer, Inc.	1,715,000	$48,380
Professional Services (2.9%)
Barrett Business Services, Inc.	21,000	1,350
Nielsen Holdings NV	1,205,000	41,572
		42,922
Road & Rail (4.3%)
CSX Corp.	2,000,000	49,220
Hertz Global Holdings, Inc.*	600,000	14,418
		63,638
Software (5.2%)
Activision Blizzard, Inc.	2,890,000	47,165
Microsoft Corp.	900,000	30,060
		77,225
Specialty Retail (2.8%)
Bed Bath & Beyond, Inc.*	560,000	41,294
Textiles, Apparel & Luxury Goods (3.0%)
Deckers Outdoor Corp.*	95,000	5,579
Hanesbrands, Inc.	660,000	39,257
		44,836
Total Common Stocks (Cost $1,231,025)		1,443,900
Short-Term Investments (3.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $49,609)	49,609,115	49,609
Total Investments## (100.2%) (Cost $1,280,634)		1,493,509
Liabilities, less cash, receivables and other assets [(0.2%)]		(2,956)
Total Net Assets (100.0%)		$1,490,553

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	9.1%
2	American Tower Corp.	5.8%
3	Public Storage	5.0%
4	AvalonBay Communities, Inc.	4.6%
5	Equity Residential	4.4%
6	Boston Properties, Inc.	4.3%
7	Prologis, Inc.	4.0%
8	Vornado Realty Trust	3.8%
9	HCP, Inc.	3.8%
10	Ventas, Inc.	3.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.5%)
Apartments (13.9%)
American Campus Communities, Inc.	333,100	$11,096
AvalonBay Communities, Inc.	339,192	42,026
Camden Property Trust	303,198	18,735
Equity Residential	779,600	40,453
Post Properties, Inc.	318,800	14,419
		126,729
Diversified (12.7%)
American Homes 4 Rent Class A*	381,700	6,061
American Homes 4 Rent Class Añ*	896,000	14,023
American Residential Properties, Inc.*	242,800	4,142
American Residential Properties, Inc.ñ*	595,350	10,157
Cousins Properties, Inc.	1,506,178	14,956
Digital Realty Trust, Inc.	397,370	22,094
DuPont Fabros Technology, Inc.	437,349	9,967
Vornado Realty Trust	423,525	34,433
		115,833
Health Care (10.0%)
HCP, Inc.	842,500	34,315
Health Care REIT, Inc.	381,640	23,448
Ventas, Inc.	541,130	33,691
		91,454
Household Durables (1.8%)
Taylor Morrison Home Corp. Class A*	155,300	3,201
TRI Pointe Homes, Inc.*	923,200	12,952
		16,153
	Number of Shares	Value† (000's)[z]
Industrial (7.0%)
EastGroup Properties, Inc.	314,000	$17,647
Prologis, Inc.	1,037,238	36,552
Terreno Realty Corp.	554,100	9,730
		63,929
Infrastructure (5.8%)
American Tower Corp.	768,200	53,382
Lodging/Resorts (2.6%)
Host Hotels & Resorts, Inc.	1,422,443	24,224
Office (10.5%)
Boston Properties, Inc.	379,050	38,853
Corporate Office Properties Trust	503,200	11,463
Douglas Emmett, Inc.	646,900	14,943
Highwoods Properties, Inc.	220,886	7,461
Kilroy Realty Corp.	90,263	4,404
Mission West Properties, Inc.	203,480	0
SL Green Realty Corp.	217,500	18,964
		96,088
Real Estate Management & Development (2.8%)
Brookfield Asset Management, Inc. Class A	323,877	11,200
Forest City Enterprises, Inc. Class A*	814,500	14,580
		25,780
Regional Malls (14.6%)
General Growth Properties, Inc.	1,226,900	23,532
Macerich Co.	200,288	11,272
Simon Property Group, Inc.	570,248	83,045
Taubman Centers, Inc.	235,062	15,846
		133,695
	Number of Shares	Value† (000's)[z]
Self Storage (6.0%)
Public Storage	299,900	$45,786
Sovran Self Storage, Inc.	140,800	9,331
		55,117
Shopping Centers (5.2%)
DDR Corp.	1,054,750	16,369
Federal Realty Investment Trust	200,000	19,462
Urstadt Biddle Properties, Inc. Class A	586,469	11,454
		47,285
Timber (5.6%)
Rayonier, Inc.	330,800	18,273
Weyerhaeuser Co.	1,204,698	32,985
		51,258
Total Common Stocks (Cost $893,004)		900,927
Short-Term Investments (1.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,895)	8,895,457	8,895
Total Investments## (99.5%) (Cost $901,899)		909,822
Cash, receivables and other assets, less liabilities (0.5%)		4,241
Total Net Assets (100.0%)		$914,063

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS

1	American Tower Corp.	5.9%
2	Pioneer Natural Resources Co.	5.4%
3	Union Pacific Corp.	5.4%
4	Boeing Co.	5.3%
5	eBay, Inc.	5.1%
6	Nielsen Holdings NV	4.7%
7	Monsanto Co.	4.6%
8	Express Scripts Holding Co.	4.5%
9	Calpine Corp.	4.3%
10	American International Group, Inc.	4.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (85.8%)
Aerospace & Defense (5.3%)
Boeing Co.	47,043	$4,889
Auto Components (4.0%)
BorgWarner, Inc.	38,712	3,739
Capital Markets (3.2%)
BlackRock, Inc.	11,456	2,982
Chemicals (4.6%)
Monsanto Co.	43,871	4,295
Consumer Finance (3.1%)
Capital One Financial Corp.	44,147	2,850
Health Care Providers & Services (4.5%)
Express Scripts Holding Co.*	65,230	4,167
Hotels, Restaurants & Leisure (3.9%)
McDonald's Corp.	38,462	3,629
Independent Power Producers & Energy Traders (4.3%)
Calpine Corp.*	206,481	3,991
Insurance (4.1%)
American International Group, Inc.*	81,865	3,803
Internet & Catalog Retail (4.1%)
Amazon.com, Inc.*	13,395	3,764
Internet Software & Services (5.1%)
eBay, Inc.*	94,099	4,704
Oil, Gas & Consumable Fuels (15.9%)
Enbridge Energy Management LLC*	110,058	3,301
Kinder Morgan, Inc.	77,477	2,939
Pioneer Natural Resources Co.	28,560	4,997
Range Resources Corp.	45,940	3,444
		14,681
Pharmaceuticals (2.7%)
Novartis AG ADR	34,884	2,546
Professional Services (9.7%)
IHS Inc. Class A*	29,763	3,189
Nielsen Holdings NV	125,359	4,325
	Number of Shares	Value† (000's)[z]
Verisk Analytics, Inc. Class A*	22,955	$1,427
		8,941
Real Estate Investment Trusts (5.9%)
American Tower Corp.	79,007	5,490
Road & Rail (5.4%)
Union Pacific Corp.	32,399	4,975
Total Common Stocks (Cost $66,788)		79,446
Short-Term Investments (14.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $12,958)	12,958,417	12,958
Total Investments## (99.8%) (Cost $79,746)		92,404
Cash, receivables and other assets, less liabilities (0.2%)		230
Total Net Assets (100.0%)		$92,634

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Fifth & Pacific Cos., Inc.	3.9%
2	HEICO Corp.	1.9%
3	TearLab Corp.	1.8%
4	Zale Corp.	1.8%
5	Novadaq Technologies, Inc.	1.7%
6	FleetMatics Group PLC	1.7%
7	QLIK Technologies, Inc.	1.7%
8	Carriage Services, Inc.	1.7%
9	Tuesday Morning Corp.	1.6%
10	Ultimate Software Group, Inc.	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.5%)
Aerospace & Defense (3.4%)
DigitalGlobe, Inc.*	36,500	$1,102
HEICO Corp.	24,270	1,517
		2,619
Auto Components (1.0%)
Gentherm, Inc.*	45,300	758
Biotechnology (4.1%)
Aegerion Pharmaceuticals, Inc.*	11,500	997
Alkermes PLC*	34,600	1,098
Alnylam Pharmaceuticals, Inc.*	13,200	684
TG Therapeutics, Inc.*	72,700	438
		3,217
Building Products (1.0%)
PGT, Inc.*	76,200	776
Capital Markets (0.9%)
WisdomTree Investments, Inc.*	63,600	712
Chemicals (1.4%)
PolyOne Corp.	40,600	1,097
Commercial Banks (5.5%)
Cathay General Bancorp	33,100	729
First Financial Holdings, Inc.	18,500	996
Home BancShares, Inc.	39,100	994
OFG Bancorp	46,900	805
Renasant Corp.	31,900	803
		4,327
Communications Equipment (1.4%)
Calix, Inc.*	82,800	1,064
Construction Materials (1.0%)
Caesar Stone Sdot Yam Ltd.*	19,500	814
Containers & Packaging (1.2%)
Graphic Packaging Holding Co.*	117,100	973
	Number of Shares	Value† (000's)[z]
Diversified Consumer Services (2.9%)
Bright Horizons Family Solutions, Inc.*	26,800	$976
Carriage Services, Inc.	73,500	1,295
		2,271
Diversified Financial Services (1.2%)
Marlin Business Services Corp.	38,472	937
Electrical Equipment (2.5%)
Generac Holdings, Inc.	20,400	808
PowerSecure International, Inc.*	75,500	1,159
		1,967
Energy Equipment & Services (1.8%)
C&J Energy Services, Inc.*	28,200	579
Dawson Geophysical Co.*	23,200	833
		1,412
Food & Staples Retailing (2.4%)
Natural Grocers by Vitamin Cottage, Inc.*	26,700	1,029
PriceSmart, Inc.	9,700	834
		1,863
Food Products (1.5%)
WhiteWave Foods Co. Class A*	60,400	1,155
Health Care Equipment & Supplies (10.7%)
ArthroCare Corp.*	19,000	602
Cyberonics, Inc.*	17,100	870
Endologix, Inc.*	66,300	1,049
Globus Medical, Inc. Class A*	55,300	974
Insulet Corp.*	27,300	910
Novadaq Technologies, Inc.*	89,900	1,339
Spectranetics Corp.*	73,100	1,154
TearLab Corp.*	109,800	1,443
		8,341
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (1.3%)
Acadia Healthcare Co., Inc.*	27,195	$1,042
Health Care Technology (2.1%)
HealthStream, Inc.*	24,500	812
Omnicell, Inc.*	38,100	829
		1,641
Hotels, Restaurants & Leisure (1.1%)
Bally Technologies, Inc.*	12,400	895
Internet & Catalog Retail (1.1%)
Blue Nile, Inc.*	23,000	832
Internet Software & Services (6.8%)
Cornerstone OnDemand, Inc.*	22,200	1,143
CoStar Group, Inc.*	7,600	1,129
Demandware, Inc.*	25,800	1,086
SPS Commerce, Inc.*	17,500	1,091
Zix Corp.*	201,900	870
		5,319
IT Services (3.6%)
EPAM Systems, Inc.*	35,750	1,143
EVERTEC, Inc.	33,300	795
MAXIMUS, Inc.	24,000	900
		2,838
Life Sciences Tools & Services (1.2%)
ICON PLC*	26,200	957
Machinery (2.9%)
Chart Industries, Inc.*	7,100	811
Mueller Industries, Inc.	13,700	733
TriMas Corp.*	21,000	738
		2,282
Multiline Retail (1.6%)
Tuesday Morning Corp.*	100,100	1,232
Oil, Gas & Consumable Fuels (2.7%)
Bonanza Creek Energy, Inc.*	27,600	1,096
Oasis Petroleum, Inc.*	26,600	1,043
		2,139

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Pharmaceuticals (2.1%)
AcelRx Pharmaceuticals, Inc.*	96,200	$953
Akorn, Inc.*	37,100	667
		1,620
Road & Rail (1.4%)
Old Dominion Freight Line, Inc.*	25,871	1,123
Software (14.2%)
Aspen Technology, Inc.*	26,800	896
CommVault Systems, Inc.*	12,600	1,056
Concur Technologies, Inc.*	12,100	1,182
FleetMatics Group PLC*	27,000	1,335
Guidewire Software, Inc.*	23,300	1,071
NetSuite, Inc.*	11,300	1,124
PTC, Inc.*	41,700	1,087
QLIK Technologies, Inc.*	40,500	1,328
Tyler Technologies, Inc.*	11,261	832
Ultimate Software Group, Inc.*	8,500	1,192
		11,103
Specialty Retail (6.2%)
Asbury Automotive Group, Inc.*	18,700	919
Pier 1 Imports, Inc.	31,000	679
Tile Shop Holdings, Inc.*	30,100	800
Tractor Supply Co.	8,500	1,040
Zale Corp.*	112,700	1,410
		4,848
Textiles, Apparel & Luxury Goods (4.9%)
Fifth & Pacific Cos., Inc.*	126,500	3,016
Iconix Brand Group, Inc.*	26,000	853
		3,869
Trading Companies & Distributors (1.4%)
Watsco, Inc.	12,300	1,105
Total Common Stocks (Cost $67,595)		77,148
	Number of Shares	Value† (000's)[z]
Short-Term Investments (2.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,775)	1,775,110	$1,775
Total Investments## (100.8%) (Cost $69,370)		78,923
Liabilities, less cash, receivables and other assets [(0.8%)]		(591)
Total Net Assets (100.0%)		$78,332

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.1%
2	Danaher Corp.	4.8%
3	Newell Rubbermaid, Inc.	4.5%
4	American Express Co.	4.3%
5	IntercontinentalExchange, Inc.	3.8%
6	Progressive Corp.	3.6%
7	Altera Corp.	3.6%
8	3M Co.	3.4%
9	BG Group PLC	3.3%
10	Unilever NV	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.0%)
Auto Components (2.4%)
BorgWarner, Inc.	562,671	$54,343
Capital Markets (2.1%)
Lazard Ltd. Class A	1,347,787	47,739
Chemicals (2.0%)
Ecolab, Inc.	475,569	43,443
Commercial Services & Supplies (1.3%)
Herman Miller, Inc.	1,145,445	29,174
Consumer Finance (4.3%)
American Express Co.	1,345,138	96,729
Diversified Financial Services (5.2%)
CME Group, Inc.	430,562	30,617
Intercontinental Exchange, Inc.*	469,806	84,448
		115,065
Diversified Telecommunication Services (0.9%)
tw telecom, Inc.*	708,093	20,266
Electronic Equipment, Instruments & Components (1.9%)
National Instruments Corp.	1,500,220	41,631
Energy Equipment & Services (2.4%)
Cameron International Corp.*	940,880	53,433
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	287,271	32,137
Food Products (6.6%)
J.M. Smucker Co.	408,962	43,407
McCormick & Co., Inc.	440,131	29,775
Unilever NV	1,937,580	72,911
		146,093
Health Care Equipment & Supplies (5.3%)
Becton, Dickinson & Co.	639,487	62,273
Covidien PLC	951,301	56,507
		118,780
	Number of Shares	Value† (000's)[z]
Household Durables (4.5%)
Newell Rubbermaid, Inc.	3,912,554	$98,988
Household Products (2.9%)
Procter & Gamble Co.	818,123	63,724
Industrial Conglomerates (8.2%)
3M Co.	668,547	75,934
Danaher Corp.	1,634,715	107,106
		183,040
Industrial Gases (1.9%)
Praxair, Inc.	358,870	42,131
Insurance (3.6%)
Progressive Corp.	3,204,855	80,346
Internet Software & Services (1.9%)
Google, Inc. Class A*	48,567	41,131
IT Services (1.4%)
MasterCard, Inc. Class A	51,988	31,509
Machinery (1.7%)
Pall Corp.	546,700	37,799
Media (2.3%)
Scripps Networks Interactive, Inc. Class A	688,246	50,607
Metals & Mining (2.0%)
Nucor Corp.	965,519	43,921
Oil, Gas & Consumable Fuels (7.2%)
BG Group PLC	3,895,670	74,075
Cimarex Energy Co.	285,139	23,898
Noble Energy, Inc.	999,030	61,370
		159,343
Pharmaceuticals (2.9%)
Roche Holding AG	261,293	65,179
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	593,106	42,704
Semiconductors & Semiconductor Equipment (8.6%)
Altera Corp.	2,256,599	79,364
Texas Instruments, Inc.	2,950,859	112,723
		192,087
	Number of Shares	Value† (000's)[z]
Software (3.1%)
Intuit, Inc.	1,089,900	$69,241
Specialty Chemicals (0.8%)
Novozymes A/S B Shares	479,600	17,479
Specialty Retail (4.4%)
O'Reilly Automotive, Inc.*	452,177	55,487
TJX Cos., Inc.	798,792	42,112
		97,599
Trading Companies & Distributors (1.9%)
W.W. Grainger, Inc.	175,029	43,293
Total Common Stocks (Cost $1,672,154)		2,158,954
Short-Term Investments (3.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $73,077)	73,076,701	73,077
	Principal Amount
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.20%, due 9/23/13	$100,000	100
Self Help Credit Union, 0.25%, due 10/21/2013	250,000	250
Self Help Credit Union, 0.25%, due 11/16/13	250,000	250
Total Certificates of Deposit# (Cost $600)		600
Total Investments## (100.3%) (Cost $1,745,831)		2,232,631
Liabilities, less cash, receivables and other assets [(0.3%)]		(6,409)
Total Net Assets (100.0%)		$2,226,222

See Notes to Schedule of Investments

Schedule of Investments Value Fund

TOP TEN EQUITY HOLDINGS

1	Cummins, Inc.	4.3%
2	JPMorgan Chase & Co.	4.2%
3	Exxon Mobil Corp.	4.1%
4	Dow Chemical Co.	2.7%
5	Citigroup, Inc.	2.7%
6	Cisco Systems, Inc.	2.5%
7	LyondellBasell Industries NV Class A	2.4%
8	American International Group, Inc.	2.4%
9	Lincoln National Corp.	2.3%
10	Wells Fargo & Co.	2.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (85.8%)
Aerospace & Defense (2.5%)
Northrop Grumman Corp.	1,761	$163
Raytheon Co.	1,460	110
		273
Airlines (2.6%)
Delta Air Lines, Inc.	1,247	25
United Continental Holdings, Inc.*	7,506	214
US Airways Group, Inc.*	2,559	41
		280
Auto Components (0.6%)
BorgWarner, Inc.	738	71
Capital Markets (5.3%)
Bank of New York Mellon Corp.	7,166	213
Goldman Sachs Group, Inc.	1,001	152
Invesco Ltd.	3,155	96
Morgan Stanley	4,628	119
		580
Chemicals (6.0%)
Dow Chemical Co.	8,003	299
LyondellBasell Industries NV Class A	3,722	261
Monsanto Co.	997	98
		658
Commercial Banks (5.6%)
Comerica, Inc.	1,762	72
Mitsubishi UFJ Financial Group, Inc. ADR	13,154	77
PNC Financial Services Group, Inc.	1,336	96
Regions Financial Corp.	7,427	70
Sumitomo Mitsui Financial Group, Inc. ADR	5,669	50
Wells Fargo & Co.	5,959	245
		610
Communications Equipment (3.3%)
Cisco Systems, Inc.	11,586	270
	Number of Shares	Value† (000's)[z]
Juniper Networks, Inc.*	4,909	$93
		363
Computers & Peripherals (4.4%)
EMC Corp.	8,664	223
NetApp, Inc.	3,068	127
SanDisk Corp.	2,419	134
		484
Construction & Engineering (1.1%)
Fluor Corp.	1,836	116
Diversified Financial Services (8.7%)
Citigroup, Inc.	6,047	292
CME Group, Inc.	2,789	198
JPMorgan Chase & Co.	8,956	453
		943
Electrical Equipment (0.8%)
Eaton Corp. PLC	1,392	88
Energy Equipment & Services (3.0%)
Baker Hughes, Inc.	973	45
Halliburton Co.	3,400	163
Rowan Cos. PLC Class A*	1,733	62
Weatherford International Ltd.*	3,510	52
		322
Food Products (2.0%)
Archer-Daniels- Midland Co.	4,826	170
ConAgra Foods, Inc.	693	24
WhiteWave Foods Co. Class A*	1,472	28
		222
Health Care Equipment & Supplies (2.4%)
Boston Scientific Corp.*	10,493	111
C.R. Bard, Inc.	394	45
Zimmer Holdings, Inc.	1,270	101
		257
Health Care Providers & Services (3.2%)
Aetna, Inc.	1,447	92
Cigna Corp.	1,164	91
	Number of Shares	Value† (000's)[z]
UnitedHealth Group, Inc.	2,353	$169
		352
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	5,092	184
Household Products (1.0%)
Procter & Gamble Co.	1,359	106
Insurance (4.7%)
American International Group, Inc.*	5,600	260
Lincoln National Corp.	5,876	247
		507
Internet Software & Services (2.0%)
Facebook, Inc. Class A*	5,302	219
Machinery (8.5%)
Cummins, Inc.	3,764	464
Joy Global, Inc.	496	24
Kubota Corp. ADR	2,158	147
Makita Corp. ADR	1,581	83
Manitowoc Co., Inc.	2,858	57
Parker Hannifin Corp.	1,472	147
		922
Metals & Mining (2.5%)
Carpenter Technology Corp.	494	27
Newmont Mining Corp.	3,901	124
Nucor Corp.	2,018	92
United States Steel Corp.	1,984	35
		278
Oil, Gas & Consumable Fuels (7.9%)
Exxon Mobil Corp.	5,148	449
Occidental Petroleum Corp.	1,690	149
Range Resources Corp.	1,965	147
Spectra Energy Corp.	3,405	113
		858
Pharmaceuticals (1.4%)
Merck & Co., Inc.	3,221	152

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	3,996	$140
KLA-Tencor Corp.	1,334	74
		214
Software (0.5%)
CA, Inc.	1,967	58
Specialty Retail (2.1%)
Best Buy Co., Inc.	2,632	95
Staples, Inc.	9,598	133
		228
Total Common Stocks (Cost $9,165)		9,345
Short-Term Investments (3.6%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $394)	393,847	394
Total Investments## (89.4%) (Cost $9,559)		9,739
Cash, receivables and other assets, less liabilities (10.6%)		1,159
Total Net Assets (100.0%)		$10,898

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity") (Formerly, Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, convertible preferred stocks and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of Participatory Notes is determined by obtaining valuations from an independent pricing service based on the underlying equity security and applicable exchange rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of August 31, 2013:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Emerging Markets Equity
Investments:
Common Stocks§
China	$11,374	$81,866	$—	$93,240
India	11,420	20,494	—	31,914
Indonesia	—	5,210	—	5,210
Korea	—	42,695	—	42,695
Malaysia	6,070	10,489	—	16,559
Philippines	—	4,761	—	4,761
Russia	22,727	6,306	—	29,033
Singapore	—	4,960	—	4,960
Taiwan, Province of China	—	14,931	—	14,931
Thailand	—	9,476	—	9,476
Turkey	—	7,109	—	7,109
Other Common Stocksß	129,608	—	—	129,608
Total Common Stocks	181,199	208,297	—	389,496
Short-Term Investments	—	25,403	—	25,403
Total Investments	181,199	233,700	—	414,899
Equity Income
Investments:
Common Stocks
Diversified Telecommunication Services	—	54,807	—	54,807
Food & Staples Retailing	—	27,047	—	27,047
Hotels, Restaurants & Leisure	—	35,077	—	35,077
Real Estate Investment Trusts	525,521	92,991	—	618,512
Transportation Infrastructure	—	26,768	—	26,768
Other Common Stocks§ß	2,036,841	—	—	2,036,841
Total Common Stocks	2,562,362	236,690	—	2,799,052
Convertible Bonds	—	83,171	—	83,171
Short-Term Investments	—	13,343	—	13,343
Total Investments	2,562,362	333,204	—	2,895,566

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Focus
Investments:
Common Stocks§	$694,823	$—	$—	$694,823
Short-Term Investments	—	32,114	—	32,114
Total Investments	694,823	32,114	—	726,937
Genesis
Investments:
Common Stocks§	12,675,434	—	—	12,675,434
Short-Term Investments	—	569,450	—	569,450
Total Investments	12,675,434	569,450	—	13,244,884
Global Equity
Investments:
Common Stocks§
Australia	—	207	—	207
China	—	891	—	891
Indonesia	—	2	—	2
Israel	381	436	—	817
Japan	—	1,168	—	1,168
Korea	—	555	—	555
Singapore	—	245	—	245
Other Common Stocksß	29,181	—	—	29,181
Total Common Stocks	29,562	3,504	—	33,066
Short-Term Investments	—	638	—	638
Total Investments	29,562	4,142	—	33,704
Global Thematic Opportunities
Investments:
Common Stocks§
China	—	3,391	—	3,391
Hong Kong	—	1,547	—	1,547
Japan	—	8,882	—	8,882
Singapore	—	935	—	935
Other Common Stocksß	54,620	—	—	54,620
Total Common Stocks	54,620	14,755	—	69,375
Short-Term Investments	—	5,577	—	5,577
Total Investments	54,620	20,332	—	74,952

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Greater China Equity
Investments:
Common Stocks§	$—	$39,617	$—	$39,617
Participatory Notes§	9,174	—	—	9,174
Rights§	—	6	—	6
Short-Term Investments	—	4,261	—	4,261
Total Investments	9,174	43,884	—	53,058
Guardian
Investments:
Common Stocks§	1,274,387	—	—	1,274,387
Short-Term Investments	—	26,898	—	26,898
Total Investments	1,274,387	26,898	—	1,301,285
International Equity
Investments:
Common Stocks§
Australia	—	14,874	—	14,874
China	14,908	6,517	—	21,425
Indonesia	—	279	—	279
Israel	14,881	12,957	—	27,838
Japan	—	154,092	—	154,092
Korea	—	16,393	—	16,393
Singapore	—	17,489	—	17,489
Turkey	—	2,612	—	2,612
Other Common Stocksß	724,892	—	—	724,892
Total Common Stocks	754,681	225,213	—	979,894
Short-Term Investments	—	39,711	—	39,711
Total Investments	754,681	264,924	—	1,019,605

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
International Large Cap
Investments:
Common Stocks§
Australia	$—	$3,912	$—	$3,912
China	4,000	1,494	—	5,494
Indonesia	—	64	—	64
Israel	4,077	3,689	—	7,766
Japan	—	32,647	—	32,647
Korea	—	4,801	—	4,801
Singapore	—	4,012	—	4,012
Other Common Stocksß	159,752	—	—	159,752
Total Common Stocks	167,829	50,619	—	218,448
Short-Term Investments	—	11,371	—	11,371
Total Investments	167,829	61,990	—	229,819
Intrinsic Value
Investments:
Common Stocks§	192,177	—	—	192,177
Short-Term Investments	—	15,130	—	15,130
Total Investments	192,177	15,130	—	207,307
Large Cap Disciplined Growth
Investments:
Common Stocks§	464,925	—	—	464,925
Short-Term Investments	—	22,330	—	22,330
Total Investments	464,925	22,330	—	487,255
Large Cap Value
Investments:
Common Stocks§	1,571,970	—	—	1,571,970
Short-Term Investments	—	33,562	—	33,562
Total Investments	1,571,970	33,562	—	1,605,532
Mid Cap Growth
Investments:
Common Stocks§	769,428	—	—	769,428
Short-Term Investments	—	32,038	—	32,038
Total Investments	769,428	32,038	—	801,466
Mid Cap Intrinsic Value
Investments:
Common Stocks§	66,605	—	—	66,605
Short-Term Investments	—	577	—	577
Total Investments	66,605	577	—	67,182

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Multi-Cap Opportunities
Investments:
Common Stocks§	$1,443,900	$—	$—	$1,443,900
Short-Term Investments	—	49,609	—	49,609
Total Investments	1,443,900	49,609	—	1,493,509
Real Estate
Investments:
Common Stocks
Diversified	91,653	24,180	—	115,833
Other Common Stocks§ß	785,094	—	—	785,094
Total Common Stocks	876,747	24,180	—	900,927
Short-Term Investments	—	8,895	—	8,895
Total Investments	876,747	33,075	—	909,822
Select Equities
Investments:
Common Stocks§	79,446	—	—	79,446
Short-Term Investments	—	12,958	—	12,958
Total Investments	79,446	12,958	—	92,404
Small Cap Growth
Investments:
Common Stocks§	77,148	—	—	77,148
Short-Term Investments	—	1,775	—	1,775
Total Investments	77,148	1,775	—	78,923
Socially Responsive
Investments:
Common Stocks§	2,158,954	—	—	2,158,954
Short-Term Investments	—	73,077	—	73,077
Certificates of Deposit	—	600	—	600
Total Investments	2,158,954	73,677	—	2,232,631
Value
Investments:
Common Stocks§	9,345	—	—	9,345
Short-Term Investments	—	394	—	394
Total Investments	9,345	394	—	9,739

§  The Schedule of Investments (and Summary Schedule of Investments by Industry for the global/international funds) provides information on the industry for the portfolio.

ß  Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 8/31/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/13
Investments in Securities:
Emerging Markets Equity
Preferred Stocks
Brazil	$0	$—	$(0)	$—	$—	$(0)	$—	$—	$—	$—
Total	0	—	(0)	—	—	(0)	—	—	—	—

As of the year ending August 31, 2013, certain securities were transferred from one level to another based on beginning of period market values as of August 31, 2012. Approximately $59,151,000, $116,311,000, $290,000, $1,714,000, $77,946,000, and $22,295,000 were transferred from Level 1 to Level 2 for Emerging Markets Equity, Equity Income, Global Equity, Global Thematic Opportunities, International Equity and International Large Cap. Interactive provided adjusted prices for these securities as of August 31, 2013, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, approximately $3,512,000 was transferred from Level 2 to Level 1 for Emerging Markets Equity due to active market activity on recognized exchanges as of August 31, 2013. These securities had been categorized as Level 2 as of August 31, 2012, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,238)	$—	$—	$(1,238)

#  At cost, which approximates market value.

##  At August 31, 2013, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$424,978	$28,742	$38,821	$(10,079)
Equity Income	2,777,286	208,995	90,715	118,280
Focus	597,168	132,524	2,755	129,769
Genesis	7,701,003	5,592,263	48,382	5,543,881
Global Equity	34,126	384	806	(422)
Global Thematic Opportunities	69,581	6,892	1,521	5,371
Greater China Equity	53,041	1,343	1,326	17
Guardian	970,459	332,037	1,211	330,826

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity	$903,978	$136,275	$20,648	$115,627
International Large Cap	201,169	33,172	4,522	28,650
Intrinsic Value	170,126	43,304	6,123	37,181
Large Cap Disciplined Growth	412,740	79,186	4,671	74,515
Large Cap Value	1,431,587	188,453	14,508	173,945
Mid Cap Growth	566,930	237,883	3,347	234,536
Mid Cap Intrinsic Value	54,267	13,342	427	12,915
Multi-Cap Opportunities	1,282,927	216,819	6,237	210,582
Real Estate	903,806	41,540	35,524	6,016
Select Equities	79,746	13,194	536	12,658
Small Cap Growth	69,503	10,391	971	9,420
Socially Responsive	1,745,231	491,683	4,283	487,400
Value	9,567	364	192	172

*  Security did not produce income during the last twelve months.

‡‡  At August 31, 2013, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
American Campus Communities, Inc., Put	37	35	December 2013	$(11,000)
American Campus Communities, Inc., Put	50	30	March 2014	(6,000)
Bristol-Myers Squibb Co., Call@	374	45	January 2014	(32,000)
Deere & Co., Put	250	70	December 2013	(19,000)
Deere & Co., Put	250	72.5	December 2013	(26,000)
Deere & Co., Put	500	67.5	January 2014	(39,000)
Digital Realty Trust, Inc., Put	250	50	January 2014	(59,000)
Digital Realty Trust, Inc., Put	250	55	January 2014	(103,000)
Du Pont (E.I.) De Nemours, Put	200	46	January 2014	(10,000)
Foot Locker, Inc., Put	500	30	January 2014	(70,000)
Foot Locker, Inc., Put	500	29	February 2014	(65,000)
General Dynamics Corp., Call@	500	85	November 2013	(102,000)
General Dynamics Corp., Call@	500	87.5	January 2014	(108,000)
General Dynamics Corp., Call@	500	95	February 2014	(35,000)
Honeywell International, Inc., Call@	500	77.5	September 2013	(137,000)
Johnson & Johnson, Call@	250	90	October 2013	(17,000)
Public Storage, Call@	400	175	September 2013	(2,000)
Public Storage, Call@	234	185	December 2013	(4,000)
Royal Gold, Inc., Put	200	55	October 2013	(51,000)
Sempra Energy, Call@	500	82.5	October 2013	(137,000)
Ventas, Inc., Put	250	60	November 2013	(53,000)
Ventas, Inc., Put	250	65	November 2013	(117,000)
Ventas, Inc., Put	250	45	February 2014	(10,000)
Ventas, Inc., Put	250	50	February 2014	(21,000)
Vornado Realty Trust, Call@	250	99	January 2014	(4,000)
			Total	$(1,238,000)

@  These securities are held in escrow by the custodian bank.

µ  Rounded to the nearest thousand.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

At August 31, 2013, Equity Income had deposited $21,327,600 in a segregated account to cover requirements on put options written.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At August 31, 2013, these securities amounted to approximately $5,947,000 or 0.2% of net assets for Equity Income, approximately $251,000 or 0.4% of net assets for Greater China Equity and approximately $24,180,000 or 2.6% of net assets for Real Estate.

Ñ  These securities have been deemed by the investment manager to be illiquid. At August 31, 2013, these securities amounted to approximately $550,000 or 1.0% of net assets for Greater China Equity.

b  These securities have been deemed by the investment manager to be illiquid. Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At August 31, 2013, these securities amounted to approximately $14,634,000 or 0.1% of net assets for Genesis.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2013	Fair Value Percentage of Net Assets as of August 31, 2013
Genesis	Stella-Jones, Inc.	11/20/2012	$10,579	0.1%	$14,634	0.1%

z  A zero balance may reflect actual amounts rounding to less than $1,000.

‡  Security had an event of default.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

±  See Note A-11 in the Notes to Financial Statements for the Fund's open derivatives at August 31, 2013.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$414,899	$2,895,566	$726,937	$7,511,707	$33,704
Affiliated issuers	—	—	—	5,733,177	—
	414,899	2,895,566	726,937	13,244,884	33,704
Cash	216	465	6	728	—
Foreign currency	328	863	—	—	—
Deposits with brokers for open option contracts	—	21,328	—	—	—
Dividends and interest receivable	519	9,371	710	15,076	37
Receivable for securities sold	1,496	41,902	3,672	3,559	4
Receivable for Fund shares sold	775	7,110	585	15,704	—
Receivable from Management—net (Note B)	99	—	—	—	12
Prepaid expenses and other assets	65	139	64	469	20
Total Assets	418,397	2,976,744	731,974	13,280,420	33,777
Liabilities
Options contracts written, at value** (Note A)	—	1,238	—	—	—
Payable for securities purchased	843	7,276	6,704	9,493	—
Payable for Fund shares redeemed	239	21,346	300	16,855	—
Payable to investment manager—net (Note B)	353	1,198	327	7,592	21
Payable to administrator—net (Note B)	—	1,184	172	2,904	—
Payable to trustees	3	3	3	3	3
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	180	379	176	1,268	75
Total Liabilities	1,618	32,624	7,682	38,115	99
Net Assets	$416,779	$2,944,120	$724,292	$13,242,305	$33,678
Net Assets consist of:
Paid-in capital	$448,408	$2,757,398	$530,206	$6,636,490	$34,000
Undistributed net investment income (loss)	2,526	—	4,608	40,414	(15)
Distributions in excess of net investment income	—	(9,661)	—	—	—
Accumulated net realized gains (losses) on investments	(25,911)	68,224	58,119	1,002,645	102
Net unrealized appreciation (depreciation) in value of investments	(8,244)	128,159	131,359	5,562,756	(409)
Net Assets	$416,779	$2,944,120	$724,292	$13,242,305	$33,678
Net Assets
Investor Class	$—	$—	$636,883	$2,458,700	$—
Trust Class	—	—	56,292	3,192,361	—
Advisor Class	—	—	6,076	626,022	—
Institutional Class	374,090	1,439,435	22,557	5,989,287	33,463
Class A	7,305	1,036,374	1,864	—	146
Class C	4,130	465,731	620	—	69
Class R3	187	2,580	—	—	—
Class R6	31,067	—	—	975,935	—

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$74,952	$53,058	$1,301,285	$1,019,605	$229,819
Affiliated issuers	—	—	—	—	—
	74,952	53,058	1,301,285	1,019,605	229,819
Cash	—	—	—	—	—
Foreign currency	—	302	—	229	11
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	107	—	2,325	2,546	521
Receivable for securities sold	—	5,471	2,780	716	165
Receivable for Fund shares sold	82	3,703	1,017	1,113	139
Receivable from Management—net (Note B)	3	35	—	—	—
Prepaid expenses and other assets	22	52	132	97	44
Total Assets	75,166	62,621	1,307,539	1,024,306	230,699
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	1,197	5,828	9,192	216	15
Payable for Fund shares redeemed	18	—	356	334	1
Payable to investment manager—net (Note B)	54	48	561	559	111
Payable to administrator—net (Note B)	—	—	323	221	35
Payable to trustees	3	5	3	3	3
Payable for organization costs	—	47	—	—	—
Accrued expenses and other payables	80	87	266	358	106
Total Liabilities	1,352	6,015	10,701	1,691	271
Net Assets	$73,814	$56,606	$1,296,838	$1,022,615	$230,428
Net Assets consist of:
Paid-in capital	$73,124	$56,379	$854,720	$1,223,257	$254,681
Undistributed net investment income (loss)	80	(29)	4,053	5,335	1,535
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(4,651)	212	106,213	(326,290)	(54,600)
Net unrealized appreciation (depreciation) in value of investments	5,261	44	331,852	120,313	28,812
Net Assets	$73,814	$56,606	$1,296,838	$1,022,615	$230,428
Net Assets
Investor Class	$—	$—	$1,040,343	$125,722	$—
Trust Class	—	—	129,400	111,853	13,902
Advisor Class	—	—	618	—	—
Institutional Class	73,066	56,387	88,919	770,321	200,648
Class A	611	117	34,573	12,808	9,287
Class C	137	102	2,577	1,911	3,995
Class R3	—	—	408	—	2,596
Class R6	—	—	—	—	—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	23,674	61,191	—
Trust Class	—	—	2,887	53,358	—
Advisor Class	—	—	458	19,286	—
Institutional Class	24,381	122,444	837	103,952	3,527
Class A	478	88,499	96	—	16
Class C	278	39,991	48	—	7
Class R3	12	221	—	—	—
Class R6	2,024	—	—	16,934	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$26.90	$40.18	$—
Trust Class	—	—	19.50	59.83	—
Advisor Class	—	—	13.27	32.46	—
Institutional Class	15.34	11.76	26.95	57.62	9.49
Class R3	15.02	11.69	—	—	—
Class R6	15.35	—	—	57.63	—
Net Asset Value and redemption price per share
Class A	$15.27	$11.71	$19.38	$—	$9.43
Offering Price per share
Class A‡	$16.20	$12.42	$20.56	$—	$10.01
Net Asset Value and offering price per share
Class C^	$14.87	$11.65	$13.03	$—	$9.28
*Cost of Investments:
Unaffiliated issuers	$423,128	$2,767,221	$595,578	$4,205,969	$34,113
Affiliated issuers	—	—	—	3,476,159	—
Total cost of investments	$423,128	$2,767,221	$595,578	$7,682,128	$34,113
Total cost of foreign currency	$329	$863	$—	$—	$—
**Premium received from options written	$—	$1,064	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	55,986	6,751	—
Trust Class	—	—	9,049	5,404	1,371
Advisor Class	—	—	38	—	—
Institutional Class	7,673	5,551	4,775	75,078	19,788
Class A	64	12	2,433	619	922
Class C	15	10	161	93	402
Class R3	—	—	25	—	259
Class R6	—	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$18.58	$18.62	$—
Trust Class	—	—	14.30	20.70	10.14
Advisor Class	—	—	16.27	—	—
Institutional Class	9.52	10.16	18.62	10.26	10.14
Class R3	—	—	16.25	—	10.01
Class R6	—	—	—	—	—
Net Asset Value and redemption price per share
Class A	$9.47	$10.16	$14.21	$20.69	$10.07
Offering Price per share
Class A‡	$10.05	$10.78	$15.08	$21.95	$10.68
Net Asset Value and offering price per share
Class C^	$9.35	$10.15	$15.96	$20.50	$9.93
*Cost of Investments:
Unaffiliated issuers	$69,691	$52,991	$969,430	$899,272	$201,004
Affiliated issuers	—	—	—	—	—
Total cost of investments	$69,691	$52,991	$969,430	$899,272	$201,004
Total cost of foreign currency	$—	$302	$—	$229	$11
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$207,307	$487,255	$1,605,532	$801,466	$67,182
Affiliated issuers	—	—	—	—	—
	207,307	487,255	1,605,532	801,466	67,182
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	96	472	2,860	275	78
Receivable for securities sold	1,055	1,000	35,128	2,752	1,674
Receivable for Fund shares sold	318	1,104	149	1,443	11
Receivable from Management—net (Note B)	—	—	—	—	—
Prepaid expenses and other assets	21	35	118	79	34
Total Assets	208,797	489,866	1,643,787	806,015	68,979
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	1,691	—	12,561	2,269	627
Payable for Fund shares redeemed	46	648	2,058	1,037	16
Payable to investment manager—net (Note B)	153	233	690	360	11
Payable to administrator—net (Note B)	11	65	467	175	24
Payable to trustees	3	3	3	3	3
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	53	114	298	170	57
Total Liabilities	1,957	1,063	16,077	4,014	738
Net Assets	$206,840	$488,803	$1,627,710	$802,001	$68,241
Net Assets consist of:
Paid-in capital	$161,802	$350,821	$1,234,141	$536,071	$52,512
Undistributed net investment income (loss)	275	—	18,034	(2,198)	882
Distributions in excess of net investment income	—	(14)	—	—	—
Accumulated net realized gains (losses) on investments	5,823	60,803	198,381	33,176	1,964
Net unrealized appreciation (depreciation) in value of investments	38,940	77,193	177,154	234,952	12,883
Net Assets	$206,840	$488,803	$1,627,710	$802,001	$68,241
Net Assets
Investor Class	$—	$16,083	$1,149,740	$377,826	$45,910
Trust Class	—	—	156,589	54,862	13,010
Advisor Class	—	—	205,340	11,707	—
Institutional Class	182,635	409,172	113,201	258,609	4,556
Class A	13,922	38,397	1,582	89,024	2,652
Class C	10,283	24,777	1,153	4,368	1,319
Class R3	—	374	105	5,552	794
Class R6	—	—	—	53	—

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,493,509	$909,822	$92,404	$78,923	$2,232,631
Affiliated issuers	—	—	—	—	—
	1,493,509	909,822	92,404	78,923	2,232,631
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	2,659	423	118	11	4,820
Receivable for securities sold	707	31,667	—	1,006	4,750
Receivable for Fund shares sold	14,714	3,544	275	28	2,940
Receivable from Management—net (Note B)	—	—	—	12	—
Prepaid expenses and other assets	40	95	13	38	113
Total Assets	1,511,629	945,551	92,810	80,018	2,245,254
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	19,847	28,212	—	1,518	16,047
Payable for Fund shares redeemed	162	2,364	33	33	1,171
Payable to investment manager—net (Note B)	676	644	43	57	905
Payable to administrator—net (Note B)	207	72	13	—	559
Payable to trustees	3	3	3	3	3
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	181	193	84	75	347
Total Liabilities	21,076	31,488	176	1,686	19,032
Net Assets	$1,490,553	$914,063	$92,634	$78,332	$2,226,222
Net Assets consist of:
Paid-in capital	$1,253,324	$872,327	$74,381	$91,229	$1,605,462
Undistributed net investment income (loss)	7,949	—	34	(671)	17,367
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	16,405	33,813	5,561	(21,779)	116,598
Net unrealized appreciation (depreciation) in value of investments	212,875	7,923	12,658	9,553	486,795
Net Assets	$1,490,553	$914,063	$92,634	$78,332	$2,226,222
Net Assets
Investor Class	$—	$—	$—	$48,777	$825,220
Trust Class	—	319,931	—	7,163	431,269
Advisor Class	—	—	—	3,592	—
Institutional Class	1,430,683	366,449	48,277	14,910	557,686
Class A	51,577	164,495	30,726	2,371	109,624
Class C	8,293	39,685	13,631	1,110	27,486
Class R3	—	15,245	—	409	25,308
Class R6	—	8,258	—	—	249,629

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,966	35,491	28,301	2,263
Trust Class	—	—	6,313	2,645	739
Advisor Class	—	—	9,671	554	—
Institutional Class	14,254	49,747	3,477	19,071	224
Class A	1,100	4,702	64	4,293	151
Class C	833	3,123	56	210	76
Class R3	—	46	5	262	45
Class R6	—	—	—	4	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$8.18	$32.40	$13.35	$20.29
Trust Class	—	—	24.80	20.75	17.61
Advisor Class	—	—	21.23	21.13	—
Institutional Class	12.81	8.23	32.56	13.56	20.33
Class R3	—	8.10	21.41	21.16	17.59
Class R6	—	—	—	13.57	—
Net Asset Value and redemption price per share
Class A	$12.65	$8.17	$24.83	$20.74	$17.60
Offering Price per share
Class A‡	$13.42	$8.67	$26.34	$22.01	$18.67
Net Asset Value and offering price per share
Class C^	$12.35	$7.93	$20.73	$20.81	$17.44
*Cost of Investments:
Unaffiliated issuers	$168,367	$410,062	$1,428,378	$566,514	$54,299
Affiliated issuers	—	—	—	—	—
Total cost of investments	$168,367	$410,062	$1,428,378	$566,514	$54,299
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013	August 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	2,019	25,265
Trust Class	—	24,691	—	273	19,424
Advisor Class	—	—	—	207	—
Institutional Class	105,518	28,208	4,740	608	17,052
Class A	3,827	12,700	3,048	90	4,972
Class C	628	3,067	1,413	65	1,271
Class R3	—	1,178	—	24	1,157
Class R6	—	636	—	—	7,631
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$24.16	$32.66
Trust Class	—	12.96	—	26.22	22.20
Advisor Class	—	—	—	17.33	—
Institutional Class	13.56	12.99	10.18	24.51	32.70
Class R3	—	12.94	—	17.37	21.86
Class R6	—	12.99	—	—	32.71
Net Asset Value and redemption price per share
Class A	$13.48	$12.95	$10.08	$26.36	$22.05
Offering Price per share
Class A‡	$14.30	$13.74	$10.69	$27.97	$23.40
Net Asset Value and offering price per share
Class C^	$13.20	$12.94	$9.64	$17.01	$21.63
*Cost of Investments:
Unaffiliated issuers	$1,280,634	$901,899	$79,746	$69,370	$1,745,831
Affiliated issuers	—	—	—	—	—
Total cost of investments	$1,280,634	$901,899	$79,746	$69,370	$1,745,831
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
August 31, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$9,739
Affiliated issuers	—
9,739
Cash	—
Foreign currency	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	16
Receivable for securities sold	251
Receivable for Fund shares sold	1,033
Receivable from Management—net (Note B)	10
Prepaid expenses and other assets	12
Total Assets	11,061
Liabilities
Options contracts written, at value** (Note A)	—
Payable for securities purchased	79
Payable for Fund shares redeemed	—
Payable to investment manager—net (Note B)	5
Payable to administrator—net (Note B)	—
Payable to trustees	3
Payable for organization costs	—
Accrued expenses and other payables	76
Total Liabilities	163
Net Assets	$10,898
Net Assets consist of:
Paid-in capital	$10,880
Undistributed net investment income (loss)	49
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(211)
Net unrealized appreciation (depreciation) in value of investments	180
Net Assets	$10,898
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	6,911
Class A	3,680
Class C	307
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
August 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	511
Class A	274
Class C	23
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	13.52
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$13.44
Offering Price per share
Class A‡	$14.26
Net Asset Value and offering price per share
Class C^	$13.31
*Cost of Investments:
Unaffiliated issuers	$9,559
Affiliated issuers	—
Total cost of investments	$9,559
Total cost of foreign currency	$—
**Premium received from options written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,840	$87,922	$10,707	$110,692	$127
Dividend income—affiliated issuers (Note F)	—	—	—	103,660	—
Interest and other income—unaffiliated issuers	6	8,483	1	28	—
Interest income—affiliated issuers (Note F)	—	—	—	18	—
Foreign taxes withheld	(631)	(4,243)	(68)	(1,882)	(7)
Total income	$7,215	$92,162	$10,640	$212,516	$120
Expenses:
Investment management fees (Note B)	3,031	13,499	3,390	81,301	51
Administration fees (Note B)	183	1,764	384	7,390	4
Administration fees (Note B):
Investor Class	—	—	1,182	4,840	—
Trust Class	—	—	75	10,534	—
Advisor Class	—	—	20	2,056	—
Institutional Class	257	1,263	18	5,406	6
Class A	12	2,179	2	—	—
Class C	6	891	1	—	—
Class R3	—	5	—	—	—
Class R6	2	—	—	37	—
Distribution fees (Note B):
Trust Class	—	—	22	—	—
Advisor Class	—	—	15	1,512	—
Class A	15	2,723	3	—	—
Class C	28	4,456	4	—	1
Class R3	1	13	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	367	1,592	—
Trust Class	—	—	4	335	—
Advisor Class	—	—	1	213	—
Institutional Class	66	139	2	564	1
Class A	4	234	1	—	—
Class C	1	87	—	—	—
Class R3	—	1	—	—	—
Class R6	2	—	—	15	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	62	62	62	64	57
Custodian and accounting fees	956	765	190	1,632	55
Insurance expense	10	139	26	540	—
Legal fees (Note H for International Equity Fund)	88	70	69	75	70
Registration and filing fees	90	208	90	277	45
Repayment to Management of expenses previously assumed by Management (Note B)	—	3	—	—	—
Shareholder reports	23	320	31	908	7
Trustees' fees and expenses	47	47	47	48	48
Miscellaneous	43	152	30	522	5
Total expenses	4,927	29,020	6,036	119,861	350

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	For the Year Ended August 31, 2013	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,082	$13	$21,509	$21,459	$5,741
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	—	—	3	—	—
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(64)	—	(386)	(2,121)	(604)
Total income	$1,018	$13	$21,126	$19,338	$5,137
Expenses:
Investment management fees (Note B)	486	58	6,063	6,339	1,208
Administration fees (Note B)	34	3	725	464	132
Administration fees (Note B):
Investor Class	—	—	1,979	164	—
Trust Class	—	—	409	231	52
Advisor Class	—	—	2	—	—
Institutional Class	50	5	65	554	171
Class A	2	—	47	12	19
Class C	1	—	3	2	8
Class R3	—	—	1	—	2
Class R6	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	120	—	15
Advisor Class	—	—	2	—	—
Class A	3	—	59	15	24
Class C	1	—	17	8	39
Class R3	—	—	1	—	6
Shareholder servicing agent fees:
Investor Class	—	—	743	74	—
Trust Class	—	—	14	33	9
Advisor Class	—	—	—	—	—
Institutional Class	5	2	7	50	16
Class A	1	2	5	4	4
Class C	—	2	1	2	1
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Organization expense (Note A)	—	107	—	—	—
Audit fees	57	28	62	65	62
Custodian and accounting fees	86	12	306	557	241
Insurance expense	3	—	52	29	9
Legal fees (Note H for International Equity Fund)	70	10	70	267	70
Registration and filing fees	51	1	114	117	93
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	4	—	—
Shareholder reports	11	7	104	60	21
Trustees' fees and expenses	47	5	47	48	48
Miscellaneous	9	1	55	59	25
Total expenses	917	243	11,077	9,154	2,275

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Expenses reimbursed by Management (Note B)	(1,077)	—	(6)	(155)	(271)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	(1)	—
Net expenses prior to reimbursement of insurance proceeds	3,850	29,020	6,030	119,705	79
Reimbursement from insurance proceeds (Note H for International Equity Fund)	—	—	—	—	—
Total net expenses	3,850	29,020	6,030	119,705	79
Net investment income (loss)	$3,365	$63,142	$4,610	$92,811	$41
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,886)	97,069	68,340	1,028,159	246
Sales of investment securities of affiliated issuers	—	—	—	185,767	—
Foreign currency	(580)	(1,377)	1	2	(54)
Options written	—	2,963	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(13,554)	(52,613)	66,874	751,774	(507)
Affiliated investment securities	—	—	—	566,478	—
Foreign currency	(15)	36	—	(1)	—
Options written	—	139	—	—	—
Net gain (loss) on investments	(17,035)	46,217	135,215	2,532,179	(315)
Net increase (decrease) in net assets resulting from operations	$(13,670)	$109,359	$139,825	$2,624,990	$(274)

*  Change in accrued foreign capital gains tax of $(23,108).

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	For the Year Ended August 31, 2013	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Expenses reimbursed by Management (Note B)	(194)	(165)	—	(789)	(161)
Investment management fees waived (Note B)	—	—	—	(1,021)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	723	78	11,077	7,344	2,114
Reimbursement from insurance proceeds (Note H for International Equity Fund)	—	—	—	(308)	—
Total net expenses	723	78	11,077	7,036	2,114
Net investment income (loss)	$295	$(65)	$10,049	$12,302	$3,023
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,069)	249	125,085	23,036	8,875
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	(40)	(1)	(40)	(1,206)	(217)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,940	44 *	107,571	44,590	13,257
Affiliated investment securities	—	—	—	—	—
Foreign currency	7	—	6	(4)	—
Options written	—	—	—	—	—
Net gain (loss) on investments	3,838	292	232,622	66,416	21,915
Net increase (decrease) in net assets resulting from operations	$4,133	$227	$242,671	$78,718	$24,938

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,482	$9,275	$33,591	$4,819	$1,716
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	—	23	102	37	3
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	—	(116)	(281)	(18)	(1)
Total income	$2,482	$9,182	$33,412	$4,838	$1,718
Expenses:
Investment management fees (Note B)	1,493	3,207	7,904	3,751	372
Administration fees (Note B)	106	362	975	428	41
Administration fees (Note B):
Investor Class	—	34	2,238	718	88
Trust Class	—	—	593	165	46
Advisor Class	—	—	734	36	—
Institutional Class	142	448	102	190	4
Class A	19	120	3	153	8
Class C	16	58	1	6	2
Class R3	—	1	—	9	1
Class R6	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	174	—	14
Advisor Class	—	—	540	27	—
Class A	23	150	4	191	10
Class C	82	291	5	32	9
Class R3	—	2	1	22	1
Shareholder servicing agent fees:
Investor Class	—	26	664	352	37
Trust Class	—	—	26	8	13
Advisor Class	—	—	30	3	—
Institutional Class	16	67	15	27	1
Class A	4	13	1	35	3
Class C	2	6	—	2	—
Class R3	—	—	—	2	—
Class R6	—	—	—	1	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	24	24	62	24	24
Custodian and accounting fees	80	194	339	221	79
Insurance expense	7	30	67	31	3
Legal fees (Note H for International Equity Fund)	70	68	69	87	75
Registration and filing fees	50	110	128	135	89
Repayment to Management of expenses previously assumed by Management (Note B)	—	11	—	—	—
Shareholder reports	17	94	100	105	20
Trustees' fees and expenses	47	48	47	48	47
Miscellaneous	11	36	79	34	8
Total expenses	2,209	5,400	14,901	6,843	995

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$20,671	$17,655	$935	$515	$36,238
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	34	22	—	3	6
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(248)	(93)	(22)	(1)	(699)
Total income	$20,457	$17,584	$913	$517	$35,545
Expenses:
Investment management fees (Note B)	5,145	6,719	432	885	9,494
Administration fees (Note B)	550	504	47	62	1,199
Administration fees (Note B):
Investor Class	—	—	—	107	1,540
Trust Class	—	1,188	—	48	1,505
Advisor Class	—	—	—	16	—
Institutional Class	810	286	33	26	530
Class A	29	257	60	3	185
Class C	4	65	24	2	42
Class R3	—	21	—	1	40
Class R6	—	—	—	—	13
Distribution fees (Note B):
Trust Class	—	349	—	14	443
Advisor Class	—	—	—	12	—
Class A	37	321	75	4	231
Class C	19	324	120	9	212
Class R3	—	52	—	1	101
Shareholder servicing agent fees:
Investor Class	—	—	—	78	631
Trust Class	—	77	—	16	62
Advisor Class	—	—	—	2	—
Institutional Class	425	38	4	11	55
Class A	5	64	8	1	36
Class C	1	22	3	1	8
Class R3	—	3	—	1	3
Class R6	—	2	—	—	6
Organization expense (Note A)	—	—	—	—	—
Audit fees	24	66	60	24	24
Custodian and accounting fees	196	219	50	105	424
Insurance expense	25	33	3	3	90
Legal fees (Note H for International Equity Fund)	69	100	70	70	85
Registration and filing fees	72	148	52	104	142
Repayment to Management of expenses previously assumed by Management (Note B)	351	—	—	—	21
Shareholder reports	62	283	18	25	187
Trustees' fees and expenses	47	48	47	47	47
Miscellaneous	27	34	5	11	87
Total expenses	7,898	11,223	1,111	1,689	17,443

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Expenses reimbursed by Management (Note B)	(326)	(265)	(5)	(134)	(22)
Investment management fees waived (Note B)	—	—	—	—	(211)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	1,883	5,135	14,896	6,709	762
Reimbursement from insurance proceeds (Note H for International Equity Fund)	—	—	—	—	—
Total net expenses	1,883	5,135	14,896	6,709	762
Net investment income (loss)	$599	$4,047	$18,516	$(1,871)	$956
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,483	85,033	251,101	63,525	7,516
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	31,300	(13,128)	77,930	57,235	7,966
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	39,783	71,905	329,031	120,760	15,482
Net increase (decrease) in net assets resulting from operations	$40,382	$75,952	$347,547	$118,889	$16,438

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2013
Expenses reimbursed by Management (Note B)	—	(2,534)	(243)	(463)	—
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	7,898	8,689	868	1,226	17,443
Reimbursement from insurance proceeds (Note H for International Equity Fund)	—	—	—	—	—
Total net expenses	7,898	8,689	868	1,226	17,443
Net investment income (loss)	$12,559	$8,895	$45	$(709)	$18,102
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	18,489	45,175	7,509	24,040	154,659
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	2	—	—	—	(49)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	187,685	(91,260)	4,375	(2,206)	244,474
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	20
Options written	—	—	—	—	—
Net gain (loss) on investments	206,176	(46,085)	11,884	21,834	399,104
Net increase (decrease) in net assets resulting from operations	$218,735	$(37,190)	$11,929	$21,125	$417,206

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$98
Dividend income—affiliated issuers (Note F)	—
Interest and other income—unaffiliated issuers	—
Interest income—affiliated issuers (Note F)	—
Foreign taxes withheld	(1)
Total income	$97
Expenses:
Investment management fees (Note B)	28
Administration fees (Note B)	3
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	2
Class A	5
Class C	—
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	6
Class C	2
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	2
Class C	—
Class R3	—
Class R6	—
Organization expense (Note A)	—
Audit fees	62
Custodian and accounting fees	36
Insurance expense	—
Legal fees (Note H for International Equity Fund)	70
Registration and filing fees	48
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	7
Trustees' fees and expenses	47
Miscellaneous	3
Total expenses	321

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2013
Expenses reimbursed by Management (Note B)	(274)
Investment management fees waived (Note B)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—
Net expenses prior to reimbursement of insurance proceeds	47
Reimbursement from insurance proceeds (Note H for International Equity Fund)	—
Total net expenses	47
Net investment income (loss)	$50
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	530
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Options written	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	38
Affiliated investment securities	—
Foreign currency	—
Options written	—
Net gain (loss) on investments	568
Net increase (decrease) in net assets resulting from operations	$618

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,365	$1,199	$63,142	$59,512	$4,610	$3,817
Net realized gain (loss) on investments	(3,466)	(20,466)	98,655	17,622	68,341	12,740
Change in net unrealized appreciation (depreciation) of investments	(13,569)	12,566	(52,438)	121,130	66,874	64,609
Net increase (decrease) in net assets resulting from operations	(13,670)	(6,701)	109,359	198,264	139,825	81,166
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(3,453)	(2,577)
Trust Class	—	—	—	—	(117)	(92)
Advisor Class	—	—	—	—	(55)	(64)
Institutional Class	(875)	(730)	(47,127)	(32,984)	(185)	(31)
Class A	(10)	(17)	(33,492)	(22,888)	(7)	(3)
Class C	—	—	(10,272)	(7,031)	(3)	(3)
Class R3	—	—	(49)	(12)	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(12,237)	(6,531)	—	—
Class A	—	—	(9,976)	(5,069)	—	—
Class C	—	—	(3,952)	(2,012)	—	—
Class R3	—	—	(16)	(2)	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(885)	(747)	(117,121)	(76,529)	(3,820)	(2,770)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	28,847	3,526
Trust Class	—	—	—	—	42,596	1,086
Advisor Class	—	—	—	—	1,421	745
Institutional Class	296,114	125,596	582,068	687,305	15,650	3,022
Class A	7,538	2,464	477,410	595,197	1,659	444
Class C	3,593	1,098	149,578	164,762	225	27
Class R3	987	973	4,525	890	—	—
Class R6	34,597	—	—	—	—	—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$92,811	$40,785	$41	$31
Net realized gain (loss) on investments	1,213,928	385,394	192	(133)
Change in net unrealized appreciation (depreciation) of investments	1,318,251	269,066	(507)	178
Net increase (decrease) in net assets resulting from operations	2,624,990	695,245	(274)	76
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(12,713)	(33,793)	—	—
Trust Class	(6,707)	(30,535)	—	—
Advisor Class	(1,895)	(9,237)	—	—
Institutional Class	(29,115)	(61,990)	—	(29)
Class A	—	—	—	(2)
Class C	—	—	—	(2)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	(134,977)	(73,488)	—	—
Trust Class	(120,167)	(77,749)	—	—
Advisor Class	(41,050)	(24,284)	—	—
Institutional Class	(233,502)	(120,691)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(42)
Class A	—	—	—	(4)
Class C	—	—	—	(2)
Total distributions to shareholders	(580,126)	(431,767)	—	(81)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	346,454	405,711	—	—
Trust Class	329,155	516,561	—	—
Advisor Class	150,460	186,389	—	—
Institutional Class	1,247,941	1,472,096	30,851	3,449
Class A	—	—	64	33
Class C	—	—	17	—
Class R3	—	—	—	—
Class R6	988,848	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	3,037	2,256
Trust Class	—	—	—	—	113	85
Advisor Class	—	—	—	—	54	64
Institutional Class	580	422	42,019	26,934	166	30
Class A	8	14	39,711	25,475	5	2
Class C	—	—	9,152	5,170	2	3
Class R3	—	—	34	7	—	—
Class R6	—	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(55,470)	(49,657)
Trust Class	—	—	—	—	(5,279)	(6,389)
Advisor Class	—	—	—	—	(2,393)	(3,702)
Institutional Class	(73,488)	(64,878)	(391,773)	(261,948)	(4,586)	(1,750)
Class A	(4,314)	(2,969)	(494,504)	(220,565)	(777)	(136)
Class C	(694)	(786)	(70,816)	(39,610)	(9)	(27)
Class R3	(1,073)	(734)	(2,924)	(75)	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	263,848	61,200	344,480	983,542	25,261	(50,371)
Net Increase (Decrease) in Net Assets	249,293	53,752	336,718	1,105,277	161,266	28,025
Net Assets:
Beginning of year	167,486	113,734	2,607,402	1,502,125	563,026	535,001
End of year	$416,779	$167,486	$2,944,120	$2,607,402	$724,292	$563,026
Undistributed net investment income (loss) at end of year	$2,526	$627	$—	$—	$4,608	$3,817
Distributions in excess of net investment income at end of year	$—	$—	$(9,661)	$(1,593)	$—	$—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	143,080	103,772	—	—
Trust Class	122,344	104,665	—	—
Advisor Class	38,492	30,703	—	—
Institutional Class	256,618	178,822	—	71
Class A	—	—	—	6
Class C	—	—	—	4
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(657,617)	(440,618)	—	—
Trust Class	(828,383)	(1,111,336)	—	—
Advisor Class	(225,969)	(238,605)	—	—
Institutional Class	(2,259,163)	(1,061,533)	(1,429)	(6)
Class A	—	—	(28)	(1)
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	(35,308)	—	—	—
Net increase (decrease) from Fund share transactions	(383,048)	146,627	29,475	3,556
Net Increase (Decrease) in Net Assets	1,661,816	410,105	29,201	3,551
Net Assets:
Beginning of year	11,580,489	11,170,384	4,477	926
End of year	$13,242,305	$11,580,489	$33,678	$4,477
Undistributed net investment income (loss) at end of year	$40,414	$—	$(15)	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$(6)

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND	GUARDIAN FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$295	$219	$(65)	$10,049	$8,768
Net realized gain (loss) on investments	(1,109)	(3,544)	248	125,045	34,173
Change in net unrealized appreciation (depreciation) of investments	4,947	1,324	44	107,577	63,165
Net increase (decrease) in net assets resulting from operations	4,133	(2,001)	227	242,671	106,106
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(11,549)	(6,591)
Trust Class	—	—	—	(1,615)	(913)
Advisor Class	—	—	—	(4)	(2)
Institutional Class	(276)	(62)	—	(850)	(459)
Class A	(4)	(0)	—	(286)	(122)
Class C	—	(0)	—	(7)	(4)
Class R3	—	—	—	(0)	(6)
Class R6	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	(25,562)	—
Trust Class	—	—	—	(3,874)	—
Advisor Class	—	—	—	(17)	—
Institutional Class	—	—	—	(1,633)	—
Class A	—	—	—	(664)	—
Class C	—	—	—	(41)	—
Class R3	—	—	—	(5)	—
Class R6	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(280)	(62)	—	(46,107)	(8,097)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	16,860	17,464
Trust Class	—	—	—	19,315	25,712
Advisor Class	—	—	—	247	110
Institutional Class	33,157	31,905	56,198	31,571	33,871
Class A	1,783	631	116	17,756	10,228
Class C	21	87	100	1,286	268
Class R3	—	—	—	273	472
Class R6	—	—	—	—	—

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$12,302	$7,347	$3,023	$3,224
Net realized gain (loss) on investments	21,830	(8,024)	8,658	(3,280)
Change in net unrealized appreciation (depreciation) of investments	44,586	10,750	13,257	(25)
Net increase (decrease) in net assets resulting from operations	78,718	10,073	24,938	(81)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(171)	(179)
Advisor Class	—	—	—	—
Institutional Class	(7,601)	(4,223)	(2,605)	(2,615)
Class A	—	—	(104)	(68)
Class C	—	—	(22)	(8)
Class R3	—	—	(5)	(1)
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(7,601)	(4,223)	(2,907)	(2,871)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,966	—	—	—
Trust Class	13,895	—	3,235	3,074
Advisor Class	—	—	—	—
Institutional Class	305,607	189,326	29,228	36,840
Class A	6,138	—	3,916	5,056
Class C	1,247	—	890	2,374
Class R3	—	—	2,273	416
Class R6	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND	GUARDIAN FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	34,993	6,172
Trust Class	—	—	—	5,345	882
Advisor Class	—	—	—	17	2
Institutional Class	276	62	—	2,290	415
Class A	4	—	—	929	111
Class C	—	—	—	29	3
Class R3	—	—	—	1	3
Class R6	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	(113,780)	(128,001)
Trust Class	—	—	—	(27,072)	(25,304)
Advisor Class	—	—	—	(298)	(235)
Institutional Class	(13,854)	(7,582)	(35)	(16,535)	(13,372)
Class A	(1,925)	(146)	—	(5,298)	(4,796)
Class C	(40)	(11)	—	(265)	(189)
Class R3	—	—	—	(418)	(426)
Class R6	—	—	—	—	—
Net increase (decrease) from Fund share transactions	19,422	24,946	56,379	(32,754)	(76,610)
Net Increase (Decrease) in Net Assets	23,275	22,883	56,606	163,810	21,399
Net Assets:
Beginning of year	50,539	27,656	—	1,133,028	1,111,629
End of year	$73,814	$50,539	$56,606	$1,296,838	$1,133,028
Undistributed net investment income (loss) at end of year	$80	$214	$(29)	$4,053	$8,756
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	157	153
Advisor Class	—	—	—	—
Institutional Class	7,492	4,205	2,489	2,551
Class A	—	—	100	65
Class C	—	—	3	2
Class R3	—	—	5	1
Class R6	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	147,787	—	—	—
Trust Class	117,674	—	—	—
Class A	6,829	—	—	—
Class C	658	—	—	—
Payments for shares redeemed:
Investor Class	(29,620)	—	—	—
Trust Class	(23,377)	—	(5,361)	(6,848)
Advisor Class	—	—	—	—
Institutional Class	(96,929)	(50,412)	(22,065)	(26,650)
Class A	(425)	—	(3,944)	(2,066)
Class C	(10)	—	(956)	(799)
Class R3	—	—	(179)	(86)
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	459,932	143,119	9,791	14,083
Net Increase (Decrease) in Net Assets	531,049	148,969	31,822	11,131
Net Assets:
Beginning of year	491,566	342,597	198,606	187,475
End of year	$1,022,615	$491,566	$230,428	$198,606
Undistributed net investment income (loss) at end of year	$5,335	$2,665	$1,535	$1,630
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$599	$(306)	$4,047	$2,312	$18,516	$21,046
Net realized gain (loss) on investments	8,483	1,826	85,033	8,640	251,101	265,032
Change in net unrealized appreciation (depreciation) of investments	31,300	13,923	(13,128)	52,228	77,930	(176,465)
Net increase (decrease) in net assets resulting from operations	40,382	15,443	75,952	63,180	347,547	109,613
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(111)	—	(13,482)	(5,044)
Trust Class	—	—	—	—	(2,264)	(744)
Advisor Class	—	—	—	—	(3,397)	(781)
Institutional Class	—	—	(5,687)	(1,020)	(1,728)	(1,276)
Class A	—	—	(462)	—	—	(337)
Class C	—	—	(91)	—	(5)	—
Class R3	—	—	(2)	—	—	(0)
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(777)	(694)	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(2,306)	(12,140)	(25,427)	(24,715)	—	—
Class A	(123)	(862)	(3,134)	(2,394)	—	—
Class C	(113)	(649)	(1,516)	(1,542)	—	—
Class R3	—	—	(16)	(14)	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(2,542)	(13,651)	(37,223)	(30,379)	(20,876)	(8,182)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	1,849	4,286	25,522	24,450
Trust Class	—	—	—	—	9,218	17,308
Advisor Class	—	—	—	—	17,573	21,953
Institutional Class	49,202	33,373	132,077	279,948	27,922	43,403
Class A	8,162	4,404	25,150	51,959	639	41,776
Class C	4,310	3,200	2,633	6,513	1,058	105
Class R3	—	—	64	178	61	589
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,871)	$(2,786)	$956	$499
Net realized gain (loss) on investments	63,525	27,805	7,516	10,085
Change in net unrealized appreciation (depreciation) of investments	57,235	34,016	7,966	(1,902)
Net increase (decrease) in net assets resulting from operations	118,889	59,035	16,438	8,682
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(294)	(193)
Trust Class	—	—	(89)	(94)
Advisor Class	—	—	—	—
Institutional Class	—	—	(49)	(26)
Class A	—	—	(30)	(12)
Class C	—	—	(1)	—
Class R3	—	—	(1)	(0)
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	(18,920)	(637)	—	—
Trust Class	(1,443)	(9)	—	—
Advisor Class	(301)	—	—	—
Institutional Class	(10,717)	(600)	—	—
Class A	(2,328)	(19)	—	—
Class C	(73)	—	—	—
Class R3	(134)	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(33,916)	(1,265)	(464)	(325)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,085	9,542	7,498	5,604
Trust Class	17,145	24,782	1,848	1,791
Advisor Class	3,116	3,283	—	—
Institutional Class	91,661	80,649	1,385	1,707
Class A	34,927	51,637	3,392	2,958
Class C	1,873	1,883	691	278
Class R3	3,150	3,110	533	11
Class R6	50	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	882	688	12,838	4,822
Trust Class	—	—	—	—	2,176	717
Advisor Class	—	—	—	—	3,330	754
Institutional Class	1,970	11,053	26,541	19,730	1,702	1,250
Class A	102	713	3,136	2,034	—	336
Class C	48	225	569	413	2	—
Class R3	—	—	3	1	—	—
Class R6	—	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(5,585)	(3,368)	(169,639)	(205,342)
Trust Class	—	—	—	—	(100,816)	(247,987)
Advisor Class	—	—	—	—	(78,135)	(124,007)
Institutional Class	(37,104)	(26,719)	(382,507)	(291,213)	(42,604)	(153,702)
Class A	(4,515)	(5,390)	(61,415)	(30,384)	(1,477)	(42,840)
Class C	(2,662)	(2,012)	(13,472)	(11,602)	(134)	(11)
Class R3	—	—	(47)	(174)	(611)	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	19,513	18,847	(270,122)	29,009	(291,375)	(616,426)
Net Increase (Decrease) in Net Assets	57,353	20,639	(231,393)	61,810	35,296	(514,995)
Net Assets:
Beginning of year	149,487	128,848	720,196	658,386	1,592,414	2,107,409
End of year	$206,840	$149,487	$488,803	$720,196	$1,627,710	$1,592,414
Undistributed net investment income (loss) at end of year	$275	$(265)	$—	$2,292	$18,034	$20,872
Distributions in excess of net investment income at end of year	$—	$—	$(14)	$—	$—	$—
See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	17,577	583	276	182
Trust Class	1,438	9	84	89
Advisor Class	269	—	—	—
Institutional Class	10,514	587	45	24
Class A	2,281	19	27	9
Class C	67	—	—	—
Class R3	126	—	—	—
Class R6	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(35,471)	(31,832)	(18,403)	(11,497)
Trust Class	(10,416)	(16,029)	(10,133)	(9,950)
Advisor Class	(3,279)	(2,991)	—	—
Institutional Class	(42,619)	(35,317)	(2,386)	(1,255)
Class A	(21,507)	(18,501)	(5,672)	(888)
Class C	(424)	(237)	(5)	—
Class R3	(1,315)	(822)	—	—
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	76,248	70,355	(20,820)	(10,937)
Net Increase (Decrease) in Net Assets	161,221	128,125	(4,846)	(2,580)
Net Assets:
Beginning of year	640,780	512,655	73,087	75,667
End of year	$802,001	$640,780	$68,241	$73,087
Undistributed net investment income (loss) at end of year	$(2,198)	$(2,110)	$882	$460
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$12,559	$3,305	$8,895	$4,985	$45	$(102)
Net realized gain (loss) on investments	18,491	3,496	45,175	19,800	7,509	3,307
Change in net unrealized appreciation (depreciation) of investments	187,685	23,582	(91,260)	59,096	4,375	4,444
Net increase (decrease) in net assets resulting from operations	218,735	30,383	(37,190)	83,881	11,929	7,649
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(3,639)	(3,514)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(7,627)	(257)	(3,810)	(2,540)	—	(62)
Class A	(37)	(0)	(1,097)	(681)	—	—
Class C	(3)	—	(67)	(79)	—	—
Class R3	—	—	(66)	(22)	—	—
Class R6	—	—	(4)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(8,564)	(998)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(4,824)	(3,256)	(7,205)	(650)	(2,157)	(2,106)
Class A	(29)	(10)	(2,687)	(217)	(2,114)	(2,335)
Class C	(5)	(7)	(715)	(51)	(878)	(923)
Class R3	—	—	(195)	(8)	—	—
Class R6	—	—	(13)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(12,525)	(3,530)	(28,062)	(8,760)	(5,149)	(5,426)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	201,267	110,949	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	874,449	383,753	267,914	125,290	28,723	6,440
Class A	51,803	2,776	138,662	46,011	14,466	5,242
Class C	7,784	180	26,224	11,776	3,421	1,641
Class R3	—	—	15,875	4,932	—	—
Class R6	—	—	9,341	—	—	—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(709)	$(1,136)	$18,102	$14,414
Net realized gain (loss) on investments	24,040	19,098	154,610	58,770
Change in net unrealized appreciation (depreciation) of investments	(2,206)	(6,745)	244,494	67,730
Net increase (decrease) in net assets resulting from operations	21,125	11,217	417,206	140,914
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(4,747)	(3,089)
Trust Class	—	—	(4,131)	(3,004)
Advisor Class	—	—	—	—
Institutional Class	—	—	(4,520)	(2,793)
Class A	—	—	(666)	(623)
Class C	—	—	(50)	(37)
Class R3	—	—	(119)	(96)
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	—	—	(14,233)	(9,642)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,046	3,704	108,703	180,373
Trust Class	3,324	1,809	86,220	110,344
Advisor Class	797	1,317	—	—
Institutional Class	18,132	5,807	275,576	167,990
Class A	1,548	1,093	37,427	33,348
Class C	327	485	9,421	4,785
Class R3	161	151	8,874	10,489
Class R6	—	—	251,259	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	12,062	4,426	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	659	388	7,711	2,218	1,847	1,725
Class A	60	6	3,308	779	1,956	2,128
Class C	4	5	644	99	690	697
Class R3	—	—	194	22	—	—
Class R6	—	—	16	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(160,092)	(80,324)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(113,403)	(36,160)	(112,080)	(42,253)	(12,695)	(9,401)
Class A	(5,544)	(508)	(43,472)	(13,661)	(17,450)	(10,087)
Class C	(134)	(93)	(4,960)	(1,515)	(3,025)	(4,115)
Class R3	—	—	(4,379)	(901)	—	—
Class R6	—	—	(285)	—	—	—
Net increase (decrease) from Fund share transactions	815,678	350,347	357,950	167,848	17,933	(5,730)
Net Increase (Decrease) in Net Assets	1,021,888	377,200	292,698	242,969	24,713	(3,507)
Net Assets:
Beginning of year	468,665	91,465	621,365	378,396	67,921	71,428
End of year	$1,490,553	$468,665	$914,063	$621,365	$92,634	$67,921
Undistributed net investment income (loss) at end of year	$7,949	$3,252	$—	$—	$34	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$(11)

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	4,505	2,906
Trust Class	—	—	4,081	2,971
Advisor Class	—	—	—	—
Institutional Class	—	—	4,112	2,664
Class A	—	—	571	517
Class C	—	—	38	27
Class R3	—	—	116	94
Class R6	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(27,520)	(12,911)	(172,173)	(160,774)
Trust Class	(14,751)	(6,732)	(233,763)	(144,546)
Advisor Class	(3,932)	(3,881)	—	—
Institutional Class	(42,243)	(78,776)	(362,695)	(110,839)
Class A	(620)	(1,311)	(29,966)	(32,424)
Class C	(73)	(197)	(2,765)	(1,984)
Class R3	(61)	(9)	(5,531)	(3,276)
Class R6	—	—	(3,663)	—
Net increase (decrease) from Fund share transactions	(59,865)	(89,451)	(19,653)	62,665
Net Increase (Decrease) in Net Assets	(38,740)	(78,234)	383,320	193,937
Net Assets:
Beginning of year	117,072	195,306	1,842,902	1,648,965
End of year	$78,332	$117,072	$2,226,222	$1,842,902
Undistributed net investment income (loss) at end of year	$(671)	$(763)	$17,367	$14,229
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$50	$46
Net realized gain (loss) on investments	530	169
Change in net unrealized appreciation (depreciation) of investments	38	105
Net increase (decrease) in net assets resulting from operations	618	320
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(23)	(16)
Class A	(23)	(3)
Class C	(1)	(0)
Class R3	—	—
Class R6	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Class R6	—	—
Tax return of capital:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(47)	(19)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	5,916	2,542
Class A	2,547	1,305
Class C	244	22
Class R3	—	—
Class R6	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND
	Year Ended August 31, 2013	Year Ended August 31, 2012
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	23	16
Class A	22	3
Class C	1	—
Class R3	—	—
Class R6	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(1,863)	(2,733)
Class A	(862)	(168)
Class C	(15)	—
Class R3	—	—
Class R6	—	—
Net increase (decrease) from Fund share transactions	6,013	987
Net Increase (Decrease) in Net Assets	6,584	1,288
Net Assets:
Beginning of year	4,314	3,026
End of year	$10,898	$4,314
Undistributed net investment income (loss) at end of year	$49	$47
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except Greater China Equity, Real Estate and Select Equities) is diversified (Multi-Cap Opportunities became diversified in December 2012). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, eleven offer Class R3 shares and five offer Class R6 shares. Greater China Equity had no operations until July 17, 2013 other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2013 were $153, $46,718, $130,715, $219,562, $109,565, $11,295, $1,719,728, $136,557, $12,874, $126,194 and $12,425 for Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Small Cap Growth and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Greater China Equity, to continue to, and the intention of Greater China Equity to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010-2012. As of August 31, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, deemed distributions on shareholder redemptions, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable distributions from stocks, ordinary loss netting to reduce short term capital gains, passive foreign investment companies gains and losses, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended August 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Emerging Markets Equity	$(1)	$(580,454)	$580,455
Equity Income	(2)	19,729,962	(19,729,960)
Focus	(1)	1,131	(1,130)
Genesis	28,121,216	(1,967,784)	(26,153,432)
Global Equity	(540)	(49,924)	50,464
Global Thematic Opportunities	(763)	(149,260)	150,023
Greater China Equity	(162)	36,526	(36,364)
Guardian	—	(441,189)	441,189
International Equity	178,645,051	(2,030,931)	(176,614,120)
International Large Cap	—	(211,873)	211,873
Intrinsic Value	3	(58,658)	58,655
Large Cap Disciplined Growth	—	—	—
Large Cap Value	(1)	(477,589)	477,590
Mid Cap Growth	(1,894,619)	1,783,061	111,558
Mid Cap Intrinsic Value	2	(69,929)	69,927
Multi-Cap Opportunities	(1)	(195,294)	195,295
Real Estate	—	(212,600)	212,600
Select Equities	—	—	—
Small Cap Growth	(801,384)	801,385	(1)
Socially Responsive	—	(730,806)	730,806
Value	(1)	(895)	896

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2013		2012	2013		2012	2013		2012	2013		2012
Emerging Markets Equity	$884,719		$746,994	$—		$—	$—		$—	$884,719		$746,994
Equity Income	90,941,035		67,214,969	26,180,631		9,314,438	—		—	117,121,666		76,529,407
Focus	3,819,785		2,770,127	—		—	—		—	3,819,785		2,770,127
Genesis	50,429,244		136,435,252	529,696,292		295,331,935	—		—	580,125,536		431,767,187
Global Equity	—		32,911	—		—	—		48,045	—		80,956
Global Thematic Opportunities	280,038		62,415	—		—	—		—	280,038		62,415
Greater China Equity	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—
Guardian	15,542,473		8,096,859	30,564,740		—	—		—	46,107,213		8,096,859
International Equity	7,600,707		4,223,282	—		—	—		—	7,600,707		4,223,282
International Large Cap	2,907,325		2,871,419	—		—	—		—	2,907,325		2,871,419
Intrinsic Value	—		249,640	2,542,565		13,401,827	—		—	2,542,565		13,651,467
Large Cap Disciplined Growth	6,805,182		1,020,034	30,418,426		29,359,244	—		—	37,223,608		30,379,278
Large Cap Value	20,876,494		8,181,649	—		—	—		—	20,876,494		8,181,649
Mid Cap Growth	—		—	33,916,496		1,265,496	—		—	33,916,496		1,265,496
Mid Cap Intrinsic Value	464,057		325,011	—		—	—		—	464,057		325,011
Multi-Cap Opportunities	9,989,299		3,530,521	2,536,247		—	—		—	12,525,546		3,530,521
Real Estate	12,032,586		6,836,033	16,029,835		1,924,275	—		—	28,062,421		8,760,308
Select Equities	543,533		2,880,552	4,605,363		2,544,641	—		—	5,148,896		5,425,193
Small Cap Growth	—		—	—		—	—		—	—		—
Socially Responsive	14,233,383		9,641,949	—		—	—		—	14,233,383		9,641,949
Value	47,274		19,494	—		—	—		—	47,274		19,494

(1)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

As of August 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Emerging Markets Equity	$2,575,080	$—	$(10,094,843)	$(24,061,078)	$(48,392)	$(31,629,233)
Equity Income	—	68,627,128	118,094,682	—	—	186,721,810
Focus	12,294,772	52,022,814	129,768,879	—	—	194,086,465
Genesis	47,680,256	1,014,254,036	5,543,880,502	—	—	6,605,814,794
Global Equity	—	105,415	(422,235)	(4,787)	—	(321,607)
Global Thematic Opportunities	86,685	—	5,371,071	(4,760,962)	(6,487)	690,307

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Greater China Equity	$260,778	$—	$(4,983)	$—	$(29,318)	$226,477
Guardian	24,116,518	87,179,035	330,822,705	—	—	442,118,258
International Equity	8,003,625	—	115,606,855	(324,249,107)	(2,977)	(200,641,604)
International Large Cap	1,584,480	—	28,646,556	(54,434,580)	(49,382)	(24,252,926)
Intrinsic Value	1,069,332	6,940,955	37,181,046	—	(152,762)	45,038,571
Large Cap Disciplined Growth	17,533,793	45,947,406	74,515,239	—	(14,572)	137,981,866
Large Cap Value	112,683,711	106,940,365	173,944,617	—	—	393,568,693
Mid Cap Growth	—	33,591,137	234,535,767	(2,197,507)	—	265,929,397
Mid Cap Intrinsic Value	882,290	1,931,673	12,915,365	—	—	15,729,328
Multi-Cap Opportunities	7,948,597	18,698,894	210,581,692	—	—	237,229,183
Real Estate	—	35,720,216	6,015,469	—	—	41,735,685
Select Equities	44,098	5,909,442	12,657,835	(348,394)	(9,623)	18,253,358
Small Cap Growth	—	—	9,420,273	(22,316,996)	—	(12,896,723)
Socially Responsive	17,367,282	115,997,712	487,394,437	—	—	620,759,431
Value	48,273	—	171,617	(202,268)	—	17,622

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, defaulted bonds, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, REIT basis adjustments, passive foreign investment companies, premium amortization accruals, forward contracts mark to market, partnership and trust basis adjustments, and non-taxable dividend adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$46,867,022	$199,239,164	$78,142,921
International Large Cap	—	18,274,128	36,160,452
Small Cap Growth	—	422,755	21,223,467
Value	—	—	200,121

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$17,074,513
Global Thematic Opportunities	—	3,058,526

(1)  The capital loss carryforwards shown above for International Equity include $46,867,022 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2013, Focus, Global Equity, International Equity, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Small Cap Growth, Socially Responsive and Value utilized capital loss carryforwards of $8,642,610, $17,053, $15,680,671, $4,079,228, $26,442,932, $5,614,099, $23,502,118, $38,479,319 and $467,893, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2013, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Emerging Markets Equity	$—	$—	$6,986,565
Global Equity	4,787	—	—
Global Thematic Opportunities	—	—	1,702,436
Mid Cap Growth	2,197,507	—	—
Select Equities	—	—	348,394
Small Cap Growth	670,774	—	—
Value	—	2,147	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Greater China Equity accrues deferred capital gains tax on unrealized gains for Participatory Notes domiciled in China. At August 31, 2013, this amounted to $23,108, which is reflected as part of accrued expenses and other payables with a corresponding decrease in unrealized gain or loss in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to

Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2013, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. For the year ended August 31, 2013, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income's, Mid Cap Intrinsic Value's and Real Estate's shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by Greater China Equity in connection with its organization, which amounted to $106,817, which is reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the year ended August 31, 2013, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the year ended August 31, 2013. Written option transactions for Equity Income for the year ended August 31, 2013 were:

Equity Income

	Number	Value When Written
Contracts outstanding 8/31/2012	12,550	$1,485,000
Contracts written	55,740	6,493,000
Contracts expired	(848)	(56,000)
Contracts exercised	(9,772)	(1,079,000)
Contracts closed	(49,675)	(5,779,000)
Contracts outstanding 8/31/2013	7,995	$1,064,000

At August 31, 2013, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$(1,238,000)	Options contracts
Total Value	$(1,238,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2013 was as follows:

Realized Gain (Loss)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written	$2,963,000	Net realized gain
Total Realized Gain (Loss)	$2,963,000	(loss) on: options written

Change in Appreciation (Depreciation)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written Total Change in Appreciation (Depreciation)	$139,000 $139,000	Change in net unrealized appreciation (depreciation) in value of: options written

For the year ended August 31, 2013, Equity Income had an average market value of $(3,239,000) in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the year ended August 31, 2013 that require additional disclosures pursuant to ASC 815.

12  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, plus any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a fund. During the year ended August 31, 2013, International Equity accepted $48,182,440 of in-kind subscriptions.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Expense offset arrangement: Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2013, the impact of this arrangement was a reduction of expenses of $66, $323, $7, $611, $1, $3, $137, $66, $37, $6, $100, $147, $61, $3, $144, $3, $3, $4, $221 and $0 for Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International Equity, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Select Equities, Small Cap Growth, Socially Responsive and Value, respectively.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Select Equities, Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%

(1)  Effective January 28, 2013, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity. Effective May 1, 2013, Management has voluntarily agreed to waive its management fee in the amount of 0.36% of the average daily net assets of Mid Cap Intrinsic Value (0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the year ended August 31, 2013, such waived fees amounted to $1,020,835 and $210,832 for International Equity and Mid Cap Intrinsic Value, respectively.

Accordingly, for the year ended August 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate		Effective Rate
Emerging Markets Equity	.99%	Large Cap Disciplined Growth	.53%
Equity Income	.46%	Large Cap Value	.49%
Focus	.53%	Mid Cap Growth	.53%
Genesis	.66%	Mid Cap Intrinsic Value	.24%
Global Equity	.75%	Multi-Cap Opportunities	.56%
Global Thematic Opportunities	.85%	Real Estate	.80%
Greater China Equity	1.10%	Select Equities	.55%
Guardian	.50%	Small Cap Growth	.85%
International Equity	.69%	Socially Responsive	.48%
International Large Cap	.55%	Value	.55%
Intrinsic Value	.85%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and each Fund's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the year ended August 31, 2013, Class R3 of Equity Income, the Advisor Class of Guardian, Class A of Guardian, the Investor Class of Large Cap Disciplined Growth, Class C of Large Cap Value, the Institutional Class of Multi-Cap Opportunities, Class A of Multi-Cap Opportunities, Class C of Multi-Cap Opportunities, Class A of Socially Responsive and Class C of Socially Responsive reimbursed Management $2,547, $1,209, $2,589, $10,881, $2, $345,269, $3,032, $2,590, $14,871 and $5,773, respectively, under their contractual expense limitation agreements. At August 31, 2013, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed In Fiscal Period Ending, August 31,
			2011	2012	2013
			Subject to Repayment Until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/16	$800,846	$680,473	$993,712
Emerging Markets Equity Fund Class A	1.50%	8/31/16	114,075	30,719	30,312
Emerging Markets Equity Fund Class C	2.25%	8/31/16	13,198	8,678	13,600

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2011		2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015	2016
Emerging Markets Equity Fund Class R3	1.91%		8/31/16	$2,132		$470	$689
Emerging Markets Equity Fund Class R6	1.18%		8/31/16	—		—	38,968	(6)
Equity Income Fund Institutional Class	0.80%		8/31/16	—		—	—
Equity Income Fund Class A	1.16%		8/31/16	—		—	—
Equity Income Fund Class C	1.91%		8/31/16	—		—	—
Equity Income Fund Class R3	1.41%		8/31/16	843		—	—
Focus Fund Trust Class	1.50%		8/31/16	—		—	—
Focus Fund Advisor Class	1.50%		8/31/22	—		—	—
Focus Fund Institutional Class	0.75%		8/31/16	2,813		2,815	4,649
Focus Fund Class A	1.11%		8/31/16	1,836		570	977
Focus Fund Class C	1.86%		8/31/16	1,723		322	342
Genesis Fund Trust Class	1.50%		8/31/16	—		—	—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—	—
Genesis Fund Institutional Class	0.85%		8/31/22	699,320		526,949	117,849
Genesis Fund Class R6	0.78%		8/31/16	—		—	37,050	(6)
Global Equity Fund Institutional Class	1.15%		8/31/16	140,976	(4)	268,266	261,844
Global Equity Fund Class A	1.51%		8/31/16	11,381	(4)	7,900	6,060
Global Equity Fund Class C	2.26%		8/31/16	9,265	(4)	4,712	2,623
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/16	154,263	(4)	229,703	188,890
Global Thematic Opportunities Fund Class A	1.61%		8/31/16	2,585	(4)	3,105	4,219
Global Thematic Opportunities Fund Class C	2.36%		8/31/16	2,176	(4)	885	695
Greater China Equity Fund Institutional Class	1.50%		8/31/16	—		—	160,702	(7)
Greater China Equity Fund Class A	1.86%		8/31/16	—		—	2,385	(7)
Greater China Equity Fund Class C	2.61%		8/31/16	—		—	2,350	(7)
Guardian Fund Trust Class	1.50%		8/31/16	—		—	—
Guardian Fund Advisor Class	1.50%		8/31/22	—		—	—
Guardian Fund Institutional Class	0.75%		8/31/16	—		—	—
Guardian Fund Class A	1.11%		8/31/16	2,166		1,454	—
Guardian Fund Class C	1.86%		8/31/16	296		279	66
Guardian Fund Class R3	1.36%		8/31/16	140		146	134
International Equity Fund Investor Class	1.40%		8/31/16	—		—	—	(5)
International Equity Fund Trust Class	2.00%		8/31/22	—		—	—	(5)
International Equity Fund Institutional Class	0.85%		8/31/22	976,101		1,211,689	784,945
International Equity Fund Class A	1.21	%(8)	8/31/16	—		—	2,253	(5)
International Equity Fund Class C	1.96	%(8)	8/31/16	—		—	1,409	(5)
International Large Cap Fund Trust Class	1.25%		8/31/16	36,362		23,177	17,980
International Large Cap Fund Institutional Class	0.90%		8/31/16	174,363		151,893	126,756

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2011	2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014	2015	2016
International Large Cap Fund Class A	1.30	%(2)	8/31/16	$7,000	$6,199	$6,163
International Large Cap Fund Class C	2.00%		8/31/16	3,222	3,016	3,613
International Large Cap Fund Class R3	1.51%		8/31/16	283	438	1,103
Intrinsic Value Fund Institutional Class	1.00%		8/31/16	292,802	271,075	289,297
Intrinsic Value Fund Class A	1.36%		8/31/16	13,592	22,387	20,599
Intrinsic Value Fund Class C	2.11%		8/31/16	5,011	16,110	16,477
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/16	—	—	—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/16	235,665	162,865	219,810
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/16	35,879	28,718	29,500
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/16	21,490	14,075	15,074
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/16	258	260	327
Large Cap Value Fund Trust Class	1.50%		8/31/16	—	—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—	—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/16	—	—	5,228
Large Cap Value Fund Class A	1.11%		8/31/16	—	—	45
Large Cap Value Fund Class C	1.86%		8/31/16	1,629	168	—
Large Cap Value Fund Class R3	1.36%		8/31/16	1,607	67	83
Mid Cap Growth Fund Trust Class	1.50%		8/31/16	—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/16	94,033	57,778	74,654
Mid Cap Growth Fund Class A	1.11%		8/31/16	16,201	32,163	51,584
Mid Cap Growth Fund Class C	1.86%		8/31/16	821	1,973	2,985
Mid Cap Growth Fund Class R3	1.36%		8/31/16	397	1,733	3,079
Mid Cap Growth Fund Class R6	0.68%		8/31/16	—	—	1,565 (6)
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	71,988	29,878	13,066
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/16	4,750	5,012	3,203
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/16	2,672	5,552	5,190
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/16	1,870	524	494
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/16	1,691	383	203
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/16	—	—	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/16	—	—	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/16	—	—	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	84,709	—	—
Real Estate Fund Institutional Class	0.85%		8/31/22	209,367	401,382	707,517
Real Estate Fund Class A	1.21%		8/31/16	65,175	160,543	336,286
Real Estate Fund Class C	1.96%		8/31/16	14,827	40,775	90,654

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2011		2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015	2016
Real Estate Fund Class R3	1.46%		8/31/16	$2,177		$6,246	$24,426
Real Estate Fund Class R6	0.78%		8/31/16	—		—	5,033	(6)
Select Equities Fund Institutional Class	0.75%		8/31/16	106,173		109,640	125,967
Select Equities Fund Class A	1.20%		8/31/16	124,091		98,482	84,083
Select Equities Fund Class C	1.95%		8/31/16	46,670		39,600	33,146
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	140,394		169,034	177,688
Small Cap Growth Fund Trust Class	1.40%		8/31/22	62,498		63,093	60,615
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	21,179		17,513	14,942
Small Cap Growth Fund Institutional Class	0.90%		8/31/16	401,065		203,174	147,976
Small Cap Growth Fund Class A	1.26%		8/31/16	7,835		5,555	9,439
Small Cap Growth Fund Class C	2.01%		8/31/16	1,142		2,744	4,742
Small Cap Growth Fund Class R3	1.51%		8/31/16	457		1,022	1,908
Socially Responsive Fund Trust Class	1.50%		8/31/16	—		—	—
Socially Responsive Fund Institutional Class	0.75%		8/31/16	—		—	—
Socially Responsive Fund Class A	1.11%		8/31/16	—		—	—
Socially Responsive Fund Class C	1.86%		8/31/16	—		—	—
Socially Responsive Fund Class R3	1.36%		8/31/16	—		—	—
Socially Responsive Fund Class R6	0.68%		8/31/16	—		—	—	(6)
Value Fund Institutional Class	0.75	%(2)	8/31/16	254,006		217,250	122,469
Value Fund Class A	1.11	%(2)	8/31/16	13,297	(3)	81,085	141,386
Value Fund Class C	1.86%		8/31/16	3,825	(3)	3,750	8,538

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth and the Institutional Class of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012) and 0.70%, respectively, per annum of their average daily net assets. Prior to October 12, 2012, Management had also voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Value so that its Operating Expenses were limited to 1.04% per annum of its average daily net assets. For the year ended August 31, 2013, voluntary reimbursements for Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value amounted to $5,737, $1,370,231, $42,050, $3,582, $1,183 and $121, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Large Cap, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(4)  Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

(5)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(6)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(7)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(8)  From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Fund Class A	$15,745	$—	$—	$—
Emerging Markets Equity Fund Class C	—	524	—	—
Equity Income Fund Class A	231,463	63,549	—	—
Equity Income Fund Class C	—	72,603	—	—
Focus Fund Class A	750	—	—	—
Focus Fund Class C	—	93	—	—
Global Equity Fund Class A	—	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	2,936	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Greater China Equity Fund Class A	—	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	422	—	—	—
Guardian Fund Class C	—	424	—	—
International Equity Fund Class A	4,490	—	—	—
International Equity Fund Class C	—	26	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Large Cap Fund Class A	$1,384	$1,840	$—	$—
International Large Cap Fund Class C	—	1,095	—	—
Intrinsic Value Fund Class A	4,042	—	—	—
Intrinsic Value Fund Class C	—	984	—	—
Large Cap Disciplined Growth Fund Class A	3,174	38	—	—
Large Cap Disciplined Growth Fund Class C	—	3,219	—	—
Large Cap Value Fund Class A	1,267	—	—	—
Large Cap Value Fund Class C	—	1,193	—	—
Mid Cap Growth Fund Class A	7,535	—	—	—
Mid Cap Growth Fund Class C	—	1,391	—	—
Mid Cap Intrinsic Value Fund Class A	594	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	17,970	—	—	—
Multi-Cap Opportunities Fund Class C	—	1,074	—	—
Real Estate Fund Class A	91,601	94	—	—
Real Estate Fund Class C	—	11,076	—	—
Select Equities Fund Class A	4,832	—	—	—
Select Equities Fund Class C	—	1,244	—	—
Small Cap Growth Fund Class A	271	683	—	—
Small Cap Growth Fund Class C	—		—	—
Socially Responsive Fund Class A	31,262	2,140	—	—
Socially Responsive Fund Class C	—	1,078	—	—
Value Fund Class A	2,013	—	—	—
Value Fund Class C	—	—	—	—

Note C—Securities Transactions:

During the year ended August 31, 2013, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$346,006	$102,876	Large Cap Disciplined Growth	$384,410	$682,595
Equity Income	2,341,037	1,932,193	Large Cap Value	2,461,334	2,779,296
Focus	495,621	488,493	Mid Cap Growth	348,409	316,724
Genesis	2,333,203	3,221,286	Mid Cap Intrinsic Value	21,670	41,020
Global Equity	32,607	3,664	Multi-Cap Opportunities	885,553	102,775
Global Thematic Opportunities	72,882	53,593	Real Estate	621,015	272,403
Greater China Equity	57,594	9,112	Select Equities	53,539	47,379
Guardian	424,240	485,837	Small Cap Growth	253,598	312,933
International Equity	460,143	329,152	Socially Responsive	690,992	733,045
International Large Cap	104,344	104,888	Value	16,907	12,239
Intrinsic Value	50,530	40,909

During the year ended August 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2013 and August 31, 2012 was as follows:

	For the Year Ended August 31, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	18,009	36		—	(4,452)	13,593	8,454	31	(4,511)	3,974
Class A	466	0	[z]	—	(265)	201	170	1	(204)	(33)
Class C	225	—		—	(43)	182	76	—	(54)	22
Class R3	62	—		—	(68)	(6)	68	—	(52)	16
Class R6(2)	2,024	—		—	—	2,024	—	—	—	—
Equity Income:
Institutional Class	47,914	3,568		—	(32,381)	19,101	62,110	2,464	(23,461)	41,113
Class A	39,536	3,387		—	(40,945)	1,978	53,460	2,339	(19,737)	36,062
Class C	12,451	785		—	(5,924)	7,312	14,909	476	(3,559)	11,826
Class R3	371	3		—	(243)	131	79	1	(7)	73
Focus:
Investor Class	1,230	137		—	(2,298)	(931)	176	123	(2,489)	(2,190)
Trust Class	2,228	7		—	(297)	1,938	75	6	(438)	(357)
Advisor Class	116	5		—	(200)	(79)	75	7	(370)	(288)
Institutional Class	697	7		—	(186)	518	149	2	(92)	59
Class A	90	0	[z]	—	(42)	48	29	—	(9)	20
Class C	19	0	[z]	—	(1)	18	3	—	(2)	1
Genesis:
Investor Class	9,350	4,261		—	(17,524)	(3,913)	11,887	3,200	(12,920)	2,167
Trust Class	6,000	2,446		—	(15,270)	(6,824)	10,453	2,215	(22,438)	(9,770)
Advisor Class	5,008	1,415		—	(7,538)	(1,115)	6,616	1,152	(8,519)	(751)
Institutional Class	23,263	5,335		—	(41,819)	(13,221)	30,674	3,928	(22,205)	12,397
Class R6(2)	17,541	—		—	(607)	16,934	—	—	—	—
Global Equity:
Institutional Class	3,170	—		—	(153)	3,017	412	9	(1)	420
Class A	7	—		—	(2)	5	3	1	—	4
Class C	2	—		—	—	2	—	—	—	—

	For the Year Ended August 31, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Thematic Opportunities:
Institutional Class	3,423	30		—	(1,475)	1,978	3,662	8	(878)	2,792
Class A	191	0	[z]	—	(200)	(9)	73	—	(17)	56
Class C	2	—		—	(4)	(2)	10	—	(1)	9
Greater China Equity:
Institutional Class(3)	5,554	—		—	(3)	5,551	—	—	—	—
Class A(3)	12	—		—	—	12	—	—	—	—
Class C(3)	10	—		—	—	10	—	—	—	—
Guardian:
Investor Class	986	2,284		—	(6,763)	(3,493)	1,181	445	(8,595)	(6,969)
Trust Class	1,432	453		—	(2,056)	(171)	2,267	82	(2,195)	154
Advisor Class	16	1		—	(19)	(2)	9	—	(18)	(9)
Institutional Class	1,798	149		—	(961)	986	2,376	29	(922)	1,483
Class A	1,313	79		—	(399)	993	888	10	(416)	482
Class C	83	2		—	(18)	67	21	—	(14)	7
Class R3	17	0	[z]	—	(30)	(13)	37	—	(32)	5
International Equity:
Investor Class(1)	161	—		8,196	(1,606)	6,751	—	—	—	—
Trust Class(1)	676	—		5,868	(1,140)	5,404	—	—	—	—
Institutional Class	30,515	784		—	(9,961)	21,338	21,788	524	(5,811)	16,501
Class A(1)	299	—		341	(21)	619	—	—	—	—
Class C(1)	61	—		33	(1)	93	—	—	—	—
International Large Cap:
Trust Class	327	16		—	(529)	(186)	340	19	(792)	(433)
Institutional Class	2,978	260		—	(2,261)	977	4,295	312	(3,050)	1,557
Class A	397	10		—	(394)	13	567	8	(230)	345
Class C	92	0	[z]	—	(100)	(8)	276	—	(92)	184
Class R3	228	1		—	(18)	211	49	—	(9)	40
Intrinsic Value:
Institutional Class	4,210	187		—	(3,231)	1,166	3,370	1,248	(2,708)	1,910
Class A	671	10		—	(405)	276	449	81	(544)	(14)
Class C	379	5		—	(241)	143	327	26	(210)	143

	For the Year Ended August 31, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Large Cap Disciplined Growth:
Investor Class	243	124		—	(720)	(353)	572	102	(456)	218
Institutional Class	16,907	3,712		—	(48,805)	(28,186)	38,108	2,918	(39,358)	1,668
Class A	3,235	441		—	(7,724)	(4,048)	7,080	302	(4,084)	3,298
Class C	358	82		—	(1,778)	(1,338)	910	62	(1,610)	(638)
Class R3	8	1		—	(6)	3	24	—	(23)	1
Large Cap Value:
Investor Class	850	468		—	(5,783)	(4,465)	974	204	(8,133)	(6,955)
Trust Class	400	103		—	(4,516)	(4,013)	909	39	(12,816)	(11,868)
Advisor Class	886	185		—	(4,002)	(2,931)	1,332	48	(7,498)	(6,118)
Institutional Class	967	62		—	(1,424)	(395)	1,710	53	(5,881)	(4,118)
Class A	28	—		—	(66)	(38)	2,224	19	(2,216)	27
Class C	53	0	[z]	—	(7)	46	6	—	(0)[z]	6
Class R3	3	—		—	(34)	(31)	34	—	—	34
Mid Cap Growth:
Investor Class	571	1,560		—	(2,877)	(746)	822	55	(2,778)	(1,901)
Trust Class	910	82		—	(538)	454	1,416	1	(931)	486
Advisor Class	160	15		—	(170)	5	185	—	(170)	15
Institutional Class	7,225	920		—	(3,395)	4,750	6,973	54	(3,042)	3,985
Class A	1,823	130		—	(1,125)	828	2,995	1	(1,057)	1,939
Class C	96	4		—	(22)	78	107	—	(13)	94
Class R3	165	7		—	(69)	103	174	—	(44)	130
Class R6(2)	4	—		—	—	4	—	—	—	—
Mid Cap Intrinsic Value:
Investor Class	408	17		—	(1,055)	(630)	374	13	(776)	(389)
Trust Class	117	6		—	(712)	(589)	138	7	(774)	(629)
Institutional Class	74	3		—	(127)	(50)	112	2	(85)	29
Class A	208	2		—	(331)	(121)	238	1	(66)	173
Class C	45	0	[z]	—	(0)[z]	45	21	—	—	21
Class R3	31	0	[z]	—	—	31	1	—	—	1
Multi-Cap Opportunities:
Institutional Class	71,566	60		—	(9,385)	62,241	37,435	43	(3,697)	33,781
Class A	4,015	6		—	(457)	3,564	292	1	(51)	242
Class C	604	1		—	(11)	594	18	1	(9)	10

	For the Year Ended August 31, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Real Estate:
Trust Class	14,497	906		—	(11,609)	3,794	8,679	370	(6,479)	2,570
Institutional Class	19,215	578		—	(8,078)	11,715	9,744	182	(3,334)	6,592
Class A	9,924	248		—	(3,140)	7,032	3,615	65	(1,088)	2,592
Class C	1,877	49		—	(360)	1,566	909	8	(119)	798
Class R3	1,130	14		—	(315)	829	388	1	(70)	319
Class R6(2)	655	1		—	(20)	636	—	—	—	—
Select Equities:
Institutional Class	2,915	206		—	(1,281)	1,840	733	211	(1,062)	(118)
Class A	1,500	220		—	(1,810)	(90)	594	260	(1,142)	(288)
Class C	362	80		—	(330)	112	195	88	(476)	(193)
Small Cap Growth:
Investor Class	243	—		—	(1,307)	(1,064)	200	—	(701)	(501)
Trust Class	147	—		—	(621)	(474)	91	—	(342)	(251)
Advisor Class	53	—		—	(265)	(212)	100	—	(298)	(198)
Institutional Class	840	—		—	(1,922)	(1,082)	311	—	(4,380)	(4,069)
Class A	67	—		—	(27)	40	56	—	(67)	(11)
Class C	22	—		—	(5)	17	38	—	(16)	22
Class R3	11	—		—	(4)	7	11	—	(1)	10
Socially Responsive:
Investor Class	3,549	168		—	(5,811)	(2,094)	7,239	121	(6,332)	1,028
Trust Class	4,183	224		—	(12,021)	(7,614)	6,459	182	(8,372)	(1,731)
Institutional Class	9,100	153		—	(11,532)	(2,279)	6,657	111	(4,387)	2,381
Class A	1,822	31		—	(1,510)	343	1,943	32	(1,876)	99
Class C	463	2		—	(141)	324	283	1	(118)	166
Class R3	432	7		—	(288)	151	609	6	(191)	424
Class R6(2)	7,742	—		—	(111)	7,631	—	—	—	—
Value:
Institutional Class	432	2		—	(164)	270	232	2	(259)	(25)
Class A	202	2		—	(70)	134	121	—	(16)	105
Class C	19	0	[z]	—	(1)	18	2	—	—	2

(1)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(2)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(3)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

z  A zero balance may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At August 31, 2013, each Fund (except Greater China Equity) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2013. During the year ended August 31, 2013, no funds utilized this line of credit. In September 2013, this line of credit terminated and the Trust, on behalf of each Fund, and other investment companies managed by Management, entered into a $300,000,000 committed, unsecured line of credit with State Street, to be used only for temporary or emergency purposes. The new line of credit has substantially similar terms to the former line of credit.

At August 31, 2013, International Equity and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International Equity and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2013. During the year ended August 31, 2013, International Equity and International Large Cap did not utilize this line of credit. In September 2013, this line of credit terminated and the Trust, on behalf of each Fund, and other investment companies managed by Management, entered into a $100,000,000 uncommitted, unsecured line of credit with State Street, to be used only for temporary or emergency purposes.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2013	Value August 31, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,208,100	—	82,900	1,125,200	$44,085,336	$1,158,400		$813,350
AG Growth International, Inc.(2)	806,800	—	806,800	—	—	636,717		(3,125,404)
Altisource Asset Management	—	143,317	—	143,317	45,144,855	—	*	—
Altisource Portfolio Solutions SA	908,370	784,000	61,100	1,631,270	212,717,608	18,392,343		1,693,534
AmSurg Corp.	1,703,534	75,194	95,900	1,682,828	62,752,656	—	*	701,790
Applied Industrial Technologies, Inc.	2,353,344	294,200	154,200	2,493,344	118,733,041	2,232,979		1,112,984
AptarGroup, Inc.	5,609,200	—	1,070,500	4,538,700	266,920,947	4,763,521		40,357,719
Badger Meter, Inc.	657,205	171,696	35,400	793,501	35,771,025	490,907		(31,055)
Balchem Corp.	1,596,335	—	94,400	1,501,935	71,882,609	337,730		(171,004)

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2013	Value August 31, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Bally Technologies, Inc.	1,356,988	1,227,104	136,700	2,447,392	$176,530,385	$—	*	$2,549,262
Bank of Hawaii Corp.	1,523,517	1,168,195	82,500	2,609,212	134,374,418	3,999,564		47,343
Boston Beer Co., Inc.	967,419	—	264,700	702,719	148,863,993	—	*	26,306,110
Brookline Bancorp, Inc.	4,067,590	39,100	240,100	3,866,590	34,992,640	1,325,971		(929,178)
CARBO Ceramics, Inc.	1,580,100	199,000	213,443	1,565,657	127,741,955	1,655,985		4,981,254
CLARCOR, Inc.	4,809,422	—	596,600	4,212,822	225,638,746	2,413,650		11,123,507
Compass Minerals International, Inc.	3,512,400	—	318,700	3,193,700	235,471,501	6,981,818		14,146,539
Computer Modelling Group Ltd.	3,109,500	—	8,500	3,101,000	73,366,488	2,176,957		64,087
Exponent, Inc.	1,166,935	100,000	64,900	1,202,035	78,288,540	364,151		1,406,262
FEI Co.	877,948	1,253,994	35,600	2,096,342	164,101,652	646,955		558,621
First Financial Bankshares, Inc.	1,433,094	490,574	15,200	1,908,468	109,736,910	1,624,224		(9,484)
Forrester Research, Inc.(2)	1,178,888	—	1,178,888	—	—	95,855		(2,645,271)
Forward Air Corp.	1,746,600	14,500	103,100	1,658,000	61,064,140	672,860		101,028
Haemonetics Corp.	2,570,000	2,471,700	254,200	4,787,500	190,781,875	—	*	4,066,934
Harris Teeter Supermarkets, Inc.	4,774,967	86,200	1,491,964	3,369,203	165,596,327	5,075,444		16,116,092
Healthcare Services Group, Inc.	5,493,381	—	378,900	5,114,481	123,821,585	3,468,669		3,337,624
Hibbett Sports, Inc.	1,845,669	—	126,200	1,719,469	89,068,494	—	*	3,326,330
Hittite Microwave Corp.	1,923,320	470,845	81,400	2,312,765	141,448,707	—	*	(415,761)
Home Loan Servicing Solutions Ltd.	—	5,211,200	30,100	5,181,100	118,129,080	4,385,156		13,910
ICON PLC	3,750,000	771,800	158,300	4,363,500	159,442,290	—	*	73,873
Innophos Holdings, Inc.	1,811,400	129,000	123,700	1,816,700	88,963,799	2,508,100		(486,711)
J & J Snack Foods Corp.	1,169,046	—	80,300	1,088,746	83,746,342	685,102		2,786,744
Landauer, Inc.(2)	501,750	—	440,650	61,100	2,901,028	946,642		(621,994)
Lindsay Corp.	1,077,341	—	144,791	932,550	70,892,451	459,728		(2,929,726)
LSB Industries, Inc.(2)	1,372,700	—	1,372,700	—	—	—	*	(6,442,397)
Manhattan Associates, Inc.	314,600	988,207	—	1,302,807	113,995,613	—	*	—
Meridian Bioscience, Inc.	3,382,797	48,000	222,200	3,208,597	72,161,347	2,458,617		(552,052)
MICROS Systems, Inc.(2)	4,190,242	—	469,200	3,721,042	181,958,954	—	*	9,513,771
Monotype Imaging Holdings, Inc.	—	2,093,103	—	2,093,103	53,897,402	128,807		—

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2013	Value August 31, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
MWI Veterinary Supply, Inc.	1,171,529	—	88,100	1,083,429	$164,767,882	$—	*	$5,460,356
Natural Gas Services Group, Inc.	829,800	—	51,200	778,600	21,349,212	—	*	(118,875)
NETGEAR, Inc.	2,046,800	699,300	72,200	2,673,900	77,382,666	—	*	(190,936)
Nexstar Broadcasting Group, Inc. Class A	—	1,945,869	5,600	1,940,269	65,134,830	196,802		(17,202)
Pason Systems, Inc.	4,182,657	234,000	133,000	4,283,657	87,153,490	2,060,150		(39,004)
Pool Corp.	2,690,223	563,700	136,000	3,117,923	162,412,609	2,025,687		1,805,883
Power Integrations, Inc.	1,071,900	946,400	43,700	1,974,600	102,916,152	525,752		101,841
PSS World Medical, Inc.(2)	2,914,399	—	2,914,399	—	—	—	*	12,434,373
Raven Industries, Inc.	3,584,352	—	215,200	3,369,152	98,412,930	1,545,151		1,928,637
RLI Corp.	1,563,807	—	143,400	1,420,407	110,919,583	9,453,822		550,486
Safety Insurance Group, Inc.	1,115,749	—	76,700	1,039,049	52,097,917	2,533,738		(198,286)
Sensient Technologies Corp.	3,942,917	—	270,300	3,672,617	152,266,701	3,361,634		(170,467)
Solera Holdings, Inc.	4,402,104	—	702,551	3,699,553	190,970,926	2,050,245		16,663,687
South Jersey Industries, Inc.(2)	1,558,844	67,600	122,400	1,504,044	86,873,581	2,712,155		576,033
State Street Institutional Treasury Plus Fund Institutional Class(2)	182,460,973	1,455,372,626	1,438,742,300	199,091,299	199,091,299	17,948		—
Thermon Group Holdings, Inc.	522,718	1,581,913	36,500	2,068,131	42,810,312	—	*	(64,524)
United Stationers, Inc.	4,279,541	—	524,200	3,755,341	149,237,251	2,239,758		(1,627,069)
Wabtec Corp.(2)	2,699,900	2,524,900	503,500	4,721,300	276,290,476	573,302		19,363,207
West Pharmaceutical Services, Inc.	1,730,229	292,600	51,600	1,971,229	145,772,385	1,478,887		806,115
Westamerica Bancorporation	1,995,243	—	101,000	1,894,243	89,162,018	2,816,134		(549,386)
Zebra Technologies Corp.	2,760,970	210,754	333,900	2,637,824	120,284,774	—	*	2,213,322
Total					$6,480,291,733	$103,678,017		$185,766,822

(1)  Affiliated issuers, as defined in the 1940 Act, as amended.

(2)  At August 31, 2013, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Note G—Reorganization:

On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund ("International") pursuant to a plan of reorganization and termination approved by the Board. The purpose of the transaction was to combine two funds managed by Management with comparable investment objectives and strategies. The merger was accomplished by a tax-free exchange of: 8,195,935 shares of the Investor Class of International Equity (valued at $147,786,970) for the 8,195,935 shares of the Investor Class of International outstanding on January 25, 2013; 5,867,925 shares of the Trust Class of International Equity (valued at $117,673,918) for the 5,867,925 shares of the Trust Class of International outstanding on January 25, 2013; 340,582 shares of Class A of International Equity (valued at $6,829,665) for the 340,582 shares of Class A of International outstanding on January 25, 2013; and 32,947 shares of Class C of International Equity (valued at $657,940) for the 32,947 shares of Class C of International outstanding on January 25, 2013. International's aggregate net assets at that date ($272,948,493, including investments with a cost of $204,366,702 and $52,807,215 of net unrealized appreciation) were combined with those of International Equity ($541,261,827). The combined net assets of International Equity immediately after the merger were $814,210,320. For financial reporting purposes, assets received and shares issued by International Equity were recorded at fair value; however, the cost basis of the investments received from International was carried forward to align ongoing reporting of International Equity's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period of International Equity, International Equity's pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net investment income (loss)	$12,547,737
Net realized gain (loss) on investments	27,137,575
Net unrealized gain (loss) on investments	64,086,832
Net increase (decrease) in net assets resulting from operations	$103,772,144

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International that have been included in International Equity's Statement of Operations as of August 31, 2013.

Note H—Legal Matters:

In January 2013, International merged into International Equity and International Equity was the surviving Fund (See Note G above for additional disclosure).

Prior to the merger, in July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of independent, non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained independent counsel and conducted an investigation.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint were similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleged some purported class claims. It sought relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleged that plaintiff Gamoran has made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint named the Trust as a nominal defendant. Although none of the complaints to date appear to have sought a judgment against International, there might have been circumstances in which International could be called upon to indemnify certain defendants. A full statement of plaintiff's claims and the relief sought are set forth in the Gamoran III complaint.

Defendants moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims.

The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the Board adopted that recommendation. On March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

On June 12, 2012, the Court entered an order dismissing the initial Gamoran III complaint. Among other things, the Court rejected Gamoran's arguments that his claims under 18 U.S.C. §§ 1955(a) and 1962(c)-(d) were exempt from the demand requirement and that the Board took too long to respond to Gamoran's demand. The Court further held that, in light of the Board's refusal of Gamoran's demand, the Gamoran III complaint addressed outdated circumstances in that it was predicated on the assumption that the Board had not responded to Gamoran's demand. The Court permitted Gamoran to file an amended complaint alleging that the Board's refusal of his demand was not protected by the business judgment rule.

On July 16, 2012, Gamoran filed an amended derivative complaint repeating many of his earlier allegations and including allegations that the Board had wrongfully refused his demand. On August 24, 2012, defendants moved to dismiss.

On March 29, 2013 and April 1, 2013, respectively, the District Court entered an opinion and judgment dismissing Gamoran's amended derivative complaint in its entirety without prejudice. Among other things, the Court concluded that plaintiff's "predicate theory"—"that 18 U.S.C. § 1955['s] use of the term 'owns' includes purchasing or owning publicly traded stock in a foreign market"—is "without merit" and accordingly "dismisse[d] plaintiff's RICO claims." The Court also found that "none of plaintiff's allegations rise to the level of specificity required to overcome the strong deference owed to a board under the business judgment rule."

Plaintiff appealed the Court's decision on April 23, 2013, and defendants cross-appealed on May 3, 2013. The appeal is now fully briefed.

For the period ended August 31, 2013, the litigation, demand investigation and related fees recorded in the Statements of Operations were $237,041. The Trust has filed a claim under its insurance policy for reimbursement of certain litigation expenses. During the year ended August 31, 2013, the Trust has received $307,905 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note I—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Emerging Markets Equity Fund
Institutional Class
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)	$—
Class A
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)	$—
Class C
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)	$—
Class R3
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—
See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2013	$—	$15.34	2.77%	$374.1	1.60%	1.25%	1.10%	36%
8/31/2012	$—	$14.99	(4.53%)	$161.7	1.77%	1.25%	.89%	78%
8/31/2011	$0.00	$15.80	3.44%	$107.7	2.56%	1.26%	1.05%	71%
8/31/2010	$0.00	$15.61	18.76%	$9.0	6.65%	1.26%	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66%**	$4.0	14.78%*	1.28%*	1.55%*	84	%**
Class A
8/31/2013	$—	$15.27	2.54%	$7.3	2.00%	1.50%	.69%	36%
8/31/2012	$—	$14.92	(4.84%)	$4.1	2.23%	1.50%	.53%	78%
8/31/2011	$0.00	$15.74	3.16%	$4.9	3.22%	1.50%	.19%	71%
8/31/2010	$0.00	$15.57	18.58%	$5.5	6.71%	1.51%	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38%**	$1.8	18.97%*	1.53%*	1.31%*	84	%**
Class C
8/31/2013	$—	$14.87	1.78%	$4.1	2.73%	2.25%	.13%	36%
8/31/2012	$—	$14.61	(5.50%)	$1.4	2.93%	2.25%	(.17%)	78%
8/31/2011	$0.00	$15.46	2.41%	$1.1	3.80%	2.26%	(.12%)	71%
8/31/2010	$0.00	$15.41	17.62%	$0.2	7.05%	2.26%	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42%**	$0.2	17.56%*	2.28%*	.77%*	84	%**
Class R3
8/31/2013	$—	$15.02	2.11%	$0.2	2.31%	1.91%	.22%	36%
8/31/2012	$—	$14.71	(5.22%)	$0.3	2.49%	1.92%	.28%	78%
8/31/2011	$0.00	$15.52	2.73%	$0.0	8.02%	1.91%	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12%**	$0.0	39.77%*	1.93%*	(.09%)*	81	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R6
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—
Equity Income Fund
Institutional Class
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)	$—
Class A
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)	$—
Class C
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)	$—
Class R3
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R6
Period from 3/15/2013^ to 8/31/2013	$—	$15.35	(8.90	%)**	$31.1	1.57%*	1.18	%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
8/31/2013	$—	$11.76	4.79%		$1,439.4	.68%	.68%		2.45%	70%
8/31/2012	$—	$11.74	8.49%		$1,213.6	.71%	.71	%§	3.10%	42%
8/31/2011	$—	$11.28	17.70%		$701.7	.80%	.80	%§	2.93%	22%
8/31/2010	$—	$10.02	18.81%		$100.9	1.01%	.80%		4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	1.32%	.80%		3.97%	61%
Class A
8/31/2013	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%		2.09%	70%
8/31/2012	$—	$11.70	8.09%		$1,012.3	1.13%	1.13	%§	2.70%	42%
8/31/2011	$—	$11.24	17.27%		$567.0	1.16%	1.16	%§	2.50%	22%
8/31/2010	$—	$9.99	18.36%		$176.6	1.36%	1.16%		3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	2.31%	1.16%		3.15%	61%
Class C
8/31/2013	$—	$11.65	3.58%		$465.7	1.80%	1.80%		1.34%	70%
8/31/2012	$—	$11.64	7.40%		$380.4	1.84%	1.84	%§	1.98%	42%
8/31/2011	$—	$11.18	16.31%		$233.2	1.91%	1.91	%§	1.81%	22%
8/31/2010	$—	$9.96	17.59%		$44.0	2.12%	1.91%		3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	2.80%	1.91%		2.46%	61%
Class R3
8/31/2013	$—	$11.69	3.94%		$2.6	1.41%	1.41	%§	1.78%	70%
8/31/2012	$—	$11.69	7.78%		$1.1	1.41%	1.41	%§	2.59%	42%
8/31/2011	$—	$11.24	16.92%		$0.2	4.32%	1.41%		2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41	%*	5.53%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Focus Fund
Investor Class
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)	$—
Trust Class
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)	$—
Advisor Class
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)	$—
Institutional Class
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—
Class A
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund
Investor Class
8/31/2013	$—	$26.90	24.69%		$636.9	.94%	.94%	.72%	79%
8/31/2012	$—	$21.71	16.10%		$534.3	.97%	.97%	.72%	96%
8/31/2011	$—	$18.80	17.61%		$503.8	.97%	.97%	.65%	113%
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97%	.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99%	.92%	89%
Trust Class
8/31/2013	$—	$19.50	24.48%		$56.3	1.14%	1.14%	.53%	79%
8/31/2012	$—	$15.78	15.82%		$15.0	1.16%	1.16%	.52%	96%
8/31/2011	$—	$13.70	17.39%		$17.9	1.16%	1.16%	.45%	113%
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%	.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24%	.65%	89%
Advisor Class
8/31/2013	$—	$13.27	24.22%		$6.1	1.29%	1.29%	.37%	79%
8/31/2012	$—	$10.79	15.68%		$5.8	1.31%	1.31%	.37%	96%
8/31/2011	$—	$9.41	17.20%		$7.8	1.32%	1.32%	.30%	113%
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42%§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.53%	1.50%	.40%	89%
Institutional Class
8/31/2013	$—	$26.95	24.89%		$22.6	.77%	.75%	.96%	79%
8/31/2012	$—	$21.76	16.39%		$6.9	.80%	.75%	.97%	96%
8/31/2011	$—	$18.84	17.85%		$4.9	.85%	.75%	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75%*	1.80%*	89	%Ø
Class A
8/31/2013	$—	$19.38	24.47%		$1.9	1.19%	1.11%	.56%	79%
8/31/2012	$—	$15.71	15.96%		$0.7	1.22%	1.11%	.61%	96%
8/31/2011	$—	$13.67	17.43%		$0.4	2.20%	1.11%	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11%*	1.44%*	89	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—
Genesis Fund
Investor Class
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)	$—
Trust Class
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)	$—
Advisor Class
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)	$—
Institutional Class
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2013	$—	$13.03	23.61%		$0.6	1.94%	1.86%	(.20%)	79%
8/31/2012	$—	$10.62	15.04%		$0.3	1.97%	1.86%	(.17%)	96%
8/31/2011	$—	$9.32	16.62%		$0.3	2.92%	1.86%	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86%*	.69%*	89	%Ø
Genesis Fund
Investor Class
8/31/2013	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%	.71%	20%
8/31/2012	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%	.31%	15%
8/31/2011	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%	.81%	18%
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%	(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08%	(.04%)	12%
Trust Class
8/31/2013	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	.63%	20%
8/31/2012	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	.23%	15%
8/31/2011	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	.74%	18%
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%	(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12%	(.09%)	12%
Advisor Class
8/31/2013	$—	$32.46	23.46%		$626.0	1.38%	1.38%	.35%	20%
8/31/2012	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(.04%)	15%
8/31/2011	$—	$28.43	29.23%		$601.3	1.40%	1.40%	.43%	18%
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38%	(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38%	(.34%)	12%
Institutional Class
8/31/2013	$—	$57.62	24.12%		$5,989.3	.85%	.85%	.87%	20%
8/31/2012	$—	$48.71	6.51%		$5,707.1	.86%	.85%	.49%	15%
8/31/2011	$—	$47.48	29.87%		$4,975.0	.89%	.87%	.97%	18%
8/31/2010	$—	$36.56	8.68%		$3,571.8	.87%	.85%	.11%	16%
8/31/2009	$—	$33.64	(25.55%)		$3,283.0	.87%	.85%	.18%	12%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R6
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—
Global Equity Fund
Institutional Class
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—
Class A
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—
Class C
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—
Global Thematic Opportunities Fund
Institutional Class
8/31/2013	$8.74	$0.05	$0.78	$0.83	$(0.05)	$—	$—	$(0.05)	$—
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—
Class A
8/31/2013	$8.70	$0.02	$0.78	$0.80	$(0.03)	$—	$—	$(0.03)	$—
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R6
Period from 3/15/2013^ to 8/31/2013	$—	$57.63	6.90	%**	$975.9	.80%*	.78%*	.67%*	20	%Ø
Global Equity Fund
Institutional Class
8/31/2013	$—	$9.49	11.65%		$33.5	5.16%	1.15%	.63%	43%
8/31/2012	$—	$8.50	2.82%		$4.3	10.85%	1.15%	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15%*	(.20%)*	8	%**
Class A
8/31/2013	$—	$9.43	11.20%		$0.1	5.67%	1.51%	.34%	43%
8/31/2012	$—	$8.48	2.51%		$0.1	11.83%	1.51%	.54%	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.09	(9.10	%)**	$0.1	69.65%*	1.51%*	(.53%)*	8	%**
Class C
8/31/2013	$—	$9.28	10.34%		$0.1	6.50%	2.26%	(.36%)	43%
8/31/2012	$—	$8.41	1.77%		$0.0	12.88%	2.26%	(.30%)	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.08	(9.20	%)**	$0.0	74.49%*	2.26%*	(1.31%)*	8	%**
Global Thematic Opportunities Fund
Institutional Class
8/31/2013	$—	$9.52	9.53%		$73.1	1.59%	1.25%	.53%	98%
8/31/2012	$—	$8.74	(7.22%)		$49.8	1.84%	1.25%	.56%	57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$27.4	4.83%*	1.25%*	(.14%)*	11	%**
Class A
8/31/2013	$—	$9.47	9.20%		$0.6	2.00%	1.61%	.23%	98%
8/31/2012	$—	$8.70	(7.68%)		$0.6	2.25%	1.61%	.27%	57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$0.2	13.72%*	1.61%*	(.50%)*	11	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2013	$8.63	$(0.05)	$0.77	$0.72	$—	$—	$—	$—	$—
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—
Greater China Equity Fund
Institutional Class
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—
Class A
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—
Class C
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—
Guardian Fund
Investor Class
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)	$—
Trust Class
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)	$—
See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class C
8/31/2013	$—	$9.35	8.34%		$0.1	2.84%		2.36%		(.59%)		98%
8/31/2012	$—	$8.63	(8.25%)		$0.1	3.11%		2.36%		(.57%)		57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.42	(5.80	%)**	$0.1	21.31	%*	2.36	%*	(1.32	%)*	11%**
Greater China Equity Fund
Institutional Class
Period from 7/17/2013^ to 8/31/2013	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	%)[b]*	20%**
Class A
Period from 7/17/2013^ to 8/31/2013	$—	$10.16	1.60	%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	%)[b]*	20%**
Class C
Period from 7/17/2013^ to 8/31/2013	$—	$10.15	1.50	%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	%)[b]*	20%**
Guardian Fund
Investor Class
8/31/2013	$—	$18.58	22.54%		$1,040.3	.90%		.90%		.85%		36%
8/31/2012	$—	$15.80	9.84%		$939.6	.92%		.92%		.79%		26%
8/31/2011	$—	$14.49	21.35%		$962.6	.92%		.92%		.74%		32%
8/31/2010	$—	$11.98	7.99%		$869.2	.95%		.95%		.40%		36%
8/31/2009	$—	$11.15	(22.65%)		$875.5	.97%		.97%		.67%		29%
Trust Class
8/31/2013	$—	$14.30	22.36%		$129.4	1.08%		1.08%		.66%		36%
8/31/2012	$—	$12.31	9.68%		$113.5	1.09%		1.09%		.64%		26%
8/31/2011	$—	$11.32	21.08%		$102.6	1.09%		1.09%		.55%		32%
8/31/2010	$—	$9.38	7.75%		$79.0	1.12%		1.12%		.23%		36%
8/31/2009	$—	$8.75	(22.74%)		$71.0	1.14%		1.14%		.50%		29%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Advisor Class
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)	$—
Institutional Class
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—	$—
Class A
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—	$—
Class C
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—	$—
Class R3
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2013	$—	$16.27	21.81%	$0.6	1.50%	1.50%§	.23%	36%
8/31/2012	$—	$13.91	9.27%	$0.6	1.50%	1.50%§	.19%	26%
8/31/2011	$—	$12.77	20.59%	$0.6	1.50%	1.50%§	.15%	32%
8/31/2010	$—	$10.59	7.38%	$0.5	2.59%	1.50%	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	5.33%	1.50%	.13%	29%
Institutional Class
8/31/2013	$—	$18.62	22.80%	$88.9	.73%	.73%	1.00%	36%
8/31/2012	$—	$15.83	10.03%	$60.0	.74%	.74%§	1.01%	26%
8/31/2011	$—	$14.52	21.51%	$33.5	.75%	.75%§	.77%	32%
8/31/2010	$—	$12.01	8.22%	$4.3	.81%	.75%	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	5.16%*	.75%*	1.12%*	29	%Ø
Class A
8/31/2013	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	.62%	36%
8/31/2012	$—	$12.24	9.63%	$17.6	1.12%	1.11%	.64%	26%
8/31/2011	$—	$11.28	21.06%	$10.8	1.15%	1.11%	.51%	32%
8/31/2010	$—	$9.36	7.72%	$3.5	1.22%	1.11%	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	2.24%*	1.11%*	.41%*	29	%Ø
Class C
8/31/2013	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(.15%)	36%
8/31/2012	$—	$13.66	8.83%	$1.3	1.88%	1.86%	(.13%)	26%
8/31/2011	$—	$12.60	20.11%	$1.1	1.90%	1.86%	(.28%)	32%
8/31/2010	$—	$10.51	7.08%	$0.4	2.46%	1.86%	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	6.27%*	1.86%*	.01%*	29	%Ø
Class R3
8/31/2013	$—	$16.25	22.03%	$0.4	1.41%	1.36%	.24%	36%
8/31/2012	$—	$13.79	9.40%	$0.5	1.39%	1.36%	.36%	26%
8/31/2011	$—	$12.72	20.79%	$0.4	1.44%	1.36%	.28%	32%
8/31/2010	$—	$10.57	7.51%	$0.1	3.12%	1.36%	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	5.77%*	1.36%*	.51%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
International Equity Fund
Investor Class
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—
Trust Class
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—
Institutional Class
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)	$—
Class A
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—
Class C
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—
International Large Cap Fund
Trust Class
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)	$—
Institutional Class
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Investor Class
Period from 1/28/2013^ to 8/31/2013	$—	$18.62	3.27	%**[d]	$125.7	1.32%*	1.09%*	1.87%*	44	%Øa
Trust Class
Period from 1/28/2013^ to 8/31/2013	$—	$20.70	3.24	%**[d]	$111.9	1.42%*	1.19%*	1.73%*	44	%Øa
Institutional Class
8/31/2013	$—	$10.26	13.82%		$770.3	1.14%	.85%	1.54%	44%[a]
8/31/2012	$—	$9.15	.78%		$491.6	1.16%	.84%	1.88%	33%
8/31/2011	$—	$9.20	15.62%		$342.6	1.23%	.80%	1.67%	46%
8/31/2010	$0.00	$8.10	9.05%		$168.1	1.24%	.80%	1.53%	50%
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	1.26%	.81%	2.01%	98%
Class A
Period from 1/28/2013^ to 8/31/2013	$—	$20.69	3.19	%**[d]	$12.8	1.55%*	1.28%*	1.57%*	44	%Øa
Class C
Period from 1/28/2013^ to 8/31/2013	$—	$20.50	2.65	%**[d]	$1.9	2.51%*	2.08%*	.74%*	44	%Øa
International Large Cap Fund
Trust Class
8/31/2013	$—	$10.14	12.17%		$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$—	$9.14	(1.05%)		$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$0.00	$9.35	13.09%		$18.6	1.39%	1.25%	.97%	54%
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.53%	1.25%	1.10%	45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.73%	1.27%	1.62%	90%
Institutional Class
8/31/2013	$—	$10.14	12.56%		$200.6	.97%	.90%	1.44%	50%
8/31/2012	$—	$9.14	(.65%)		$172.0	.99%	.90%	1.76%	29%
8/31/2011	$0.00	$9.36	13.39%		$161.5	1.01%	.90%	1.60%	54%
8/31/2010	$0.00	$8.32	6.29%		$129.5	1.12%	.90%	1.45%	45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	1.30%	.92%	2.00%	90%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)	$—
Class C
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)	$—
Class R3
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—
Class A
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2013	$—	$10.07	12.08%		$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$—	$9.09	(.96%)		$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$0.00	$9.30	13.06%		$5.2	1.39%	1.24%	.81%	54%
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.52%	1.24%	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	2.17%	1.29%	1.63%	90%
Class C
8/31/2013	$—	$9.93	11.23%		$4.0	2.09%	2.00%	.36%	50%
8/31/2012	$—	$8.98	(1.64%)		$3.7	2.13%	2.00%	.65%	29%
8/31/2011	$0.00	$9.17	12.19%		$2.1	2.14%	2.00%	.57%	54%
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.29%	2.01%	.45%	45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	3.94%	2.01%	1.23%	90%
Class R3
8/31/2013	$—	$10.01	11.83%		$2.6	1.60%	1.51%	.74%	50%
8/31/2012	$—	$9.04	(1.24%)		$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$0.00	$9.27	12.71%		$0.1	1.87%	1.51%	1.15%	54%
8/31/2010	$0.00	$8.26	5.57%		$0.1	3.50%	1.51%	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	6.18%*	1.52%*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
8/31/2013	$—	$12.81	26.94%		$182.6	1.18%	1.00%	.42%	25%
8/31/2012	$—	$10.26	12.21%		$134.2	1.22%	1.00%	(.14%)	30%
8/31/2011	$—	$10.26	13.08%		$114.7	1.26%	1.00%	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00%*	.33%*	19	%**
Class A
8/31/2013	$—	$12.65	26.61%		$13.9	1.58%	1.36%	.01%	25%
8/31/2012	$—	$10.16	11.62%		$8.4	1.61%	1.36%	(.51%)	30%
8/31/2011	$—	$10.22	12.74%		$8.6	1.65%	1.36%	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36%*	(.02%)*	19	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—	$—
Institutional Class
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—	$—
Class A
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—
Class C
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2013	$—	$12.35	25.62%		$10.3	2.31%	2.11%	(.70%)	25%
8/31/2012	$—	$10.00	10.87%		$6.9	2.35%	2.11%	(1.25%)	30%
8/31/2011	$—	$10.14	11.91%		$5.5	2.34%	2.11%	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11%*	(.79%)*	19	%**
Large Cap Disciplined Growth Fund
Investor Class
8/31/2013	$—	$8.18	12.76%		$16.1	1.11%	1.11%§	.42%	66%
8/31/2012	$—	$7.68	9.12%		$17.8	1.11%	1.11%§	.08%	116%
8/31/2011	$—	$7.38	19.44%		$15.5	1.11%	1.11%§	(.08%)	101%
8/31/2010	$—	$6.18	2.37%		$11.4	1.23%	1.11%	.29%	104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	2.50%	1.34%	.40%	132	%###
Institutional Class
8/31/2013	$—	$8.23	13.28%		$409.2	.79%	.75%	.77%	66%
8/31/2012	$—	$7.72	9.43%		$601.6	.78%	.75%	.44%	116%
8/31/2011	$—	$7.41	19.79%		$565.4	.80%	.75%	.29%	101%
8/31/2010	$—	$6.20	2.76%		$346.6	.87%	.75%	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	1.57%*	.75%*	.86%*	132	%Ø###
Class A
8/31/2013	$—	$8.17	12.80%		$38.4	1.16%	1.11%	.42%	66%
8/31/2012	$—	$7.67	9.13%		$67.1	1.16%	1.11%	.06%	116%
8/31/2011	$—	$7.37	19.30%		$40.2	1.19%	1.11%	(.09%)	101%
8/31/2010	$—	$6.18	2.32%		$33.0	1.30%	1.11%	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.79%*	1.11%*	.47%*	132	%Ø###
Class C
8/31/2013	$—	$7.93	11.93%		$24.8	1.91%	1.86%	(.34%)	66%
8/31/2012	$—	$7.48	8.14%		$33.4	1.90%	1.86%	(.67%)	116%
8/31/2011	$—	$7.26	18.63%		$37.0	1.92%	1.86%	(.83%)	101%
8/31/2010	$—	$6.12	1.66%		$31.0	2.01%	1.86%	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	2.56%*	1.86%*	(.28%)*	132	%Ø###

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—	$—
Large Cap Value Fund
Investor Class
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)	$—
Trust Class
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)	$—
Advisor Class
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)	$—
Institutional Class
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2013	$—	$8.10	12.48%	$0.4	1.45%	1.36%	.17%	66%
8/31/2012	$—	$7.61	8.75%	$0.3	1.44%	1.36%	(.18%)	116%
8/31/2011	$—	$7.34	19.16%	$0.3	1.48%	1.36%	(.29%)	101%
8/31/2010	$—	$6.16	2.16%	$0.1	3.23%	1.36%	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24%**	$0.1	6.21%*	1.36%*	.20%*	132	%Ø###
Large Cap Value Fund
Investor Class
8/31/2013	$—	$32.40	24.05%	$1,149.7	.86%	.86%	1.19%	159%
8/31/2012	$—	$26.46	6.47%	$1,057.1	.87%	.87%	1.20%	171%
8/31/2011	$—	$24.97	13.48%	$1,171.4	.85%	.85%	.42%	41%
8/31/2010	$—	$22.03	2.21%	$1,189.1	.85%	.85%	.19%	42%
8/31/2009	$—	$21.67	(23.27%)	$1,337.2	.89%	.89%	.85%	35%
Trust Class
8/31/2013	$—	$24.80	23.76%	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$—	$20.30	6.26%	$209.6	1.05%	1.05%	.97%	171%
8/31/2011	$—	$19.15	13.32%	$424.9	1.04%	1.04%	.22%	41%
8/31/2010	$—	$16.90	2.01%	$547.6	1.03%	1.03%	.01%	42%
8/31/2009	$—	$16.67	(23.38%)	$622.6	1.05%	1.04%	.70%	35%
Advisor Class
8/31/2013	$—	$21.23	23.58%	$205.3	1.21%	1.21%	.86%	159%
8/31/2012	$—	$17.46	6.13%	$220.0	1.20%	1.20%	.84%	171%
8/31/2011	$—	$16.50	13.09%	$308.9	1.19%	1.19%	.07%	41%
8/31/2010	$—	$14.59	1.83%	$341.5	1.18%	1.18%	(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)	$379.7	1.20%	1.20%	.54%	35%
Institutional Class
8/31/2013	$—	$32.56	24.26%	$113.2	.70%	.70%	1.36%	159%
8/31/2012	$—	$26.59	6.61%	$103.0	.70%	.70%	1.35%	171%
8/31/2011	$—	$25.11	13.69%	$200.6	.69%	.69%	.61%	41%
8/31/2010	$—	$22.15	2.35%	$148.7	.69%	.69%§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)	$161.3	.71%	.70%	1.01%	35%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—
Class C
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—
Class R3
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—	$—
Trust Class
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2013	$—	$24.83	23.72%		$1.6	1.11%	1.11%	.97%	159%
8/31/2012	$—	$20.07	6.24%		$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$—	$19.06	13.20%		$1.4	1.29%	1.11%	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11%*	.16%*	42	%Ø
Class C
8/31/2013	$—	$20.73	22.87%		$1.2	1.86%	1.86%§	.10%	159%
8/31/2012	$—	$17.19	5.40%		$0.2	2.04%	1.86%	.27%	171%
8/31/2011	$—	$16.31	12.32%		$0.1	4.61%	1.86%	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86%*	(.60%)*	42	%Ø
Class R3
8/31/2013	$—	$21.41	23.47%		$0.1	1.42%	1.36%	.46%	159%
8/31/2012	$—	$17.34	5.95%		$0.6	1.39%	1.36%	.93%	171%
8/31/2011	$—	$16.41	12.93%		$0.0	6.07%	1.36%	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36%*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
8/31/2013	$—	$13.35	18.03%		$377.8	.98%	.98%	(.30%)	46%
8/31/2012	$—	$11.98	10.73%		$347.9	1.01%	1.01%	(.51%)	40%
8/31/2011	$—	$10.84	28.59%		$335.5	1.02%	1.02%	(.45%)	49%
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%	1.07%	(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%	1.11%	(.28%)	69%
Trust Class
8/31/2013	$—	$20.75	18.02%		$54.9	1.04%	1.04%	(.38%)	46%
8/31/2012	$—	$18.23	10.65%		$39.9	1.05%	1.05%	(.55%)	40%
8/31/2011	$—	$16.48	28.45%		$28.1	1.07%	1.07%	(.52%)	49%
8/31/2010	$—	$12.83	13.44%		$21.8	1.14%	1.14%	(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)		$16.4	1.26%	1.26%	(.37%)	69%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Advisor Class
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—	$—
Institutional Class
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—	$—
Class A
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—	$—
Class C
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—	$—
Class R3
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2013	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(.62%)	46%
8/31/2012	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(.95%)	40%
8/31/2011	$—	$16.82	28.01%	$9.0	1.50%	1.50%§	(.95%)	49%
8/31/2010	$—	$13.14	12.98%	$5.4	1.50%	1.50%§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.86%	1.50%	(.57%)	69%
Institutional Class
8/31/2013	$—	$13.56	18.32%	$258.6	.79%	.75%	(.07%)	46%
8/31/2012	$—	$12.16	10.96%	$174.2	.79%	.75%	(.26%)	40%
8/31/2011	$—	$11.01	28.92%	$113.8	.81%	.75%	(.21%)	49%
8/31/2010	$—	$8.54	13.87%	$121.1	.83%	.75%	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.87%	.75%	.12%	69%
Class A
8/31/2013	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(.44%)	46%
8/31/2012	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(.62%)	40%
8/31/2011	$—	$16.49	28.43%	$25.2	1.19%	1.11%	(.56%)	49%
8/31/2010	$—	$12.84	13.53%	$13.6	1.28%	1.11%	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	4.05%*	1.11%*	(.01%)*	69	%Ø
Class C
8/31/2013	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20%)	46%
8/31/2012	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36%)	40%
8/31/2011	$—	$16.68	27.43%	$0.6	2.04%	1.86%	(1.36%)	49%
8/31/2010	$—	$13.09	12.65%	$0.2	2.64%	1.86%	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	6.29%*	1.86%*	(.64%)*	69	%Ø
Class R3
8/31/2013	$—	$21.16	17.63%	$5.6	1.43%	1.36%	(.68%)	46%
8/31/2012	$—	$18.61	10.31%	$3.0	1.45%	1.36%	(.89%)	40%
8/31/2011	$—	$16.87	28.09%	$0.5	1.50%	1.36%	(.91%)	49%
8/31/2010	$—	$13.17	13.24%	$0.1	3.15%	1.36%	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30%**	$0.1	5.78%*	1.36%*	(.14%)*	69	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R6
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)	$—
Trust Class
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)	$—
Institutional Class
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—
Class A
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—
Class C
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R6
Period from 3/15/2013^ to 8/31/2013	$—	$13.57	6.26	%**	$0.1	7.22%*	.68%*	(.13%)*	46	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2013	$—	$20.29	28.58%		$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$—	$15.90	12.62%		$46.0	1.39%	1.18%	.69%	118%
8/31/2011	$—	$14.18	15.79%		$46.5	1.33%	1.22%	.38%	27%
8/31/2010	$—	$12.26	11.51%		$55.9	1.24%	1.22%	.10%	51%
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.37%	1.36%	.78%	51%
Trust Class
8/31/2013	$—	$17.61	28.45%		$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$—	$13.82	12.51%		$18.4	1.60%	1.25%	.61%	118%
8/31/2011	$—	$12.34	15.66%		$24.1	1.54%	1.26%	.33%	27%
8/31/2010	$—	$10.68	11.55%		$80.5	1.42%	1.25%	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.59%	1.25%	.89%	51%
Institutional Class
8/31/2013	$—	$20.33	28.96%		$4.6	1.23%	.85%	1.73%	33%
8/31/2012	$—	$15.93	12.94%		$4.4	1.19%	.85%	1.01%	118%
8/31/2011	$—	$14.22	16.26%		$3.5	1.16%	.86%	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85%*	.48%*	51	%Ø
Class A
8/31/2013	$—	$17.60	28.43%		$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$—	$13.82	12.56%		$3.8	1.61%	1.21%	.63%	118%
8/31/2011	$—	$12.34	15.70%		$1.2	1.91%	1.22%	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21%*	.04%*	51	%Ø
Class C
8/31/2013	$—	$17.44	27.51%		$1.3	2.35%	1.96%	.54%	33%
8/31/2012	$—	$13.69	11.76%		$0.4	2.43%	1.96%	(.09%)	118%
8/31/2011	$—	$12.25	14.92%		$0.1	3.97%	1.97%	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96%*	(.64%)*	51	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—
8/31/2009‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)	$—
Class A
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—
Class C
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)	$—
See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2013	$—	$17.59	28.22%		$0.8	1.86%	1.46%		.85%	33%
8/31/2012	$—	$13.80	12.25%		$0.2	1.88%	1.46%		.41%	118%
8/31/2011	$—	$12.32	15.46%		$0.2	6.06%	1.47%		.32%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
8/31/2013	$—	$13.56	28.57%		$1,430.7	.85%	.85	%§	1.38%	11%
8/31/2012	$—	$10.76	15.56%		$465.5	1.00%	1.00	%§	1.70%	29%
8/31/2011	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^c	.64%	105%
8/31/2010‡‡	$—	$8.03	3.02	%†††	$47.2	1.95%	1.00%		1.10%	62%
8/31/2009‡‡	$—	$7.93	(17.74	%)†††	$3.1	5.67%	1.02%		1.02%	124%
Class A
8/31/2013	$—	$13.48	28.22%		$51.6	1.18%	1.18	%§	.91%	11%
8/31/2012	$—	$10.70	15.13%		$2.8	1.36%	1.36	%§	1.29%	29%
8/31/2011	$—	$9.56	19.48%		$0.2	1.69%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36	%*	.58%*	62	%Ø
Class C
8/31/2013	$—	$13.20	27.10%		$8.3	2.05%	2.05	%§	.04%	11%
8/31/2012	$—	$10.52	14.22%		$0.4	2.14%	2.11%		.70%	29%
8/31/2011	$—	$9.47	18.82%		$0.2	2.43%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12	%*	(.18%)*	62	%Ø
Real Estate Fund
Trust Class
8/31/2013	$—	$12.96	(2.60%)		$319.9	1.43%	1.04%		1.09%	33%
8/31/2012	$—	$13.82	19.53%		$288.9	1.47%	1.03%		1.10%	29%
8/31/2011	$0.01	$11.80	17.53%		$216.3	1.55%	.99%		.75%	28%
8/31/2010	$0.00	$10.23	35.09%		$126.7	1.75%	.99%		1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	2.02%	.99%		3.61%	181%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Institutional Class
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)	$—
Class A
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—
Class C
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—
Class R3
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—
Class R6
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—
Select Equities Fund
Institutional Class
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
8/31/2013	$—	$12.99	(2.48%)		$366.4	1.07%	.85%	1.23%	33%
8/31/2012	$—	$13.86	19.77%		$228.6	1.10%	.85%	1.21%	29%
8/31/2011	$0.00	$11.83	17.77%		$117.1	1.16%	.85%	.81%	28%
8/31/2010	$0.00	$10.25	35.18%		$22.6	1.39%	.85%	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	2.80%	.85%	3.47%	181%
Class A
8/31/2013	$—	$12.95	(2.82%)		$164.5	1.47%	1.21%	.84%	33%
8/31/2012	$—	$13.82	19.33%		$78.3	1.51%	1.21%	.86%	29%
8/31/2011	$0.00	$11.80	17.33%		$36.3	1.60%	1.21%	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21%*	.68%*	70	%Ø
Class C
8/31/2013	$—	$12.94	(3.52%)		$39.7	2.24%	1.96%	.11%	33%
8/31/2012	$—	$13.81	18.40%		$20.7	2.28%	1.96%	.09%	29%
8/31/2011	$0.00	$11.80	16.44%		$8.3	2.37%	1.96%	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96%*	.66%*	70	%Ø
Class R3
8/31/2013	$—	$12.94	(3.04%)		$15.2	1.70%	1.46%	.56%	33%
8/31/2012	$—	$13.81	19.07%		$4.8	1.74%	1.46%	.41%	29%
8/31/2011	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46%*	.93%*	70	%Ø
Class R6
Period from 3/15/2013^ to 8/31/2013	$—	$12.99	(6.96	%)**	$8.3	1.11%*	.78%*	.95%*	33	%Ø
Select Equities Fund
Institutional Class
8/31/2013	$—	$10.18	17.97%		$48.3	1.10%	.75%	.40%	70%
8/31/2012	$—	$9.34	12.21%		$27.1	1.15%	.75%	.26%	93%
8/31/2011	$—	$9.05	18.62%		$27.3	1.17%	.75%	.67%	150%
8/31/2010	$—	$7.91	.44%		$17.6	1.22%	.75%	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	2.57%	.75%	1.04%	93%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)	$—
Class C
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)	$—
Small Cap Growth Fund
Investor Class
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—	$—
Trust Class
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—	$—
Advisor Class
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2013	$—	$10.08	17.50%	$30.7	1.48%	1.20%	(.02%)	70%
8/31/2012	$—	$9.29	11.62%	$29.2	1.53%	1.20%	(.20%)	93%
8/31/2011	$—	$9.03	18.15%	$30.9	1.58%	1.20%	.23%	150%
8/31/2010	$—	$7.88	(.11%)	$38.0	1.60%	1.20%	.36%	129%
8/31/2009	$—	$8.05	(11.95%)	$38.3	2.19%	1.20%	.52%	93%
Class C
8/31/2013	$—	$9.64	16.60%	$13.6	2.23%	1.95%	(.78%)	70%
8/31/2012	$—	$8.98	10.71%	$11.7	2.28%	1.95%	(.96%)	93%
8/31/2011	$—	$8.82	17.29%	$13.2	2.30%	1.95%	(.53%)	150%
8/31/2010	$—	$7.74	(.75%)	$11.6	2.35%	1.95%	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)	$7.4	2.91%	1.95%	(.22%)	93%
Small Cap Growth Fund
Investor Class
8/31/2013	$—	$24.16	23.96%	$48.8	1.64%	1.22%	(.72%)	249%
8/31/2012	$—	$19.49	9.86%	$60.1	1.58%	1.21%	(.92%)	294%
8/31/2011	$—	$17.74	29.68%	$63.6	1.49%	1.15%	(.88%)	185%
8/31/2010	$—	$13.68	4.03%	$75.4	1.50%	1.15%	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)	$144.1	1.48%	1.30%	(.89%)	292%
Trust Class
8/31/2013	$—	$26.22	23.74%	$7.2	1.83%	1.40%	(.91%)	249%
8/31/2012	$—	$21.19	9.68%	$15.8	1.77%	1.39%	(1.10%)	294%
8/31/2011	$—	$19.32	29.40%	$19.3	1.67%	1.37%	(1.10%)	185%
8/31/2010	$—	$14.93	3.47%	$22.0	1.70%	1.37%	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.73%	1.40%	(1.00%)	292%
Advisor Class
8/31/2013	$—	$17.33	23.52%	$3.6	1.93%	1.52%	(1.00%)	249%
8/31/2012	$—	$14.03	9.52%	$5.9	1.87%	1.58%	(1.28%)	294%
8/31/2011	$—	$12.81	29.13%	$7.9	1.80%	1.60%	(1.33%)	185%
8/31/2010	$—	$9.92	3.23%	$9.7	1.90%	1.60%	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.99%	1.60%	(1.19%)	292%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Institutional Class
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—	$—
Class A
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—	$—
Class C
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—	$—
Class R3
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
8/31/2013	$—	$24.51	24.35%	$14.9	1.41%	.90%	(.41%)	249%
8/31/2012	$—	$19.71	10.23%	$33.3	1.33%	.90%	(.58%)	294%
8/31/2011	$—	$17.88	30.04%	$103.0	1.26%	.90%	(.63%)	185%
8/31/2010	$—	$13.75	3.93%	$82.6	1.28%	.91%	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	1.69%	.90%	(.48%)	292%
Class A
8/31/2013	$—	$26.36	23.93%	$2.4	1.83%	1.26%	(.81%)	249%
8/31/2012	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(.98%)	294%
8/31/2011	$—	$19.36	29.50%	$1.2	1.78%	1.26%	(1.01%)	185%
8/31/2010	$—	$14.95	3.60%	$0.5	2.05%	1.26%	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	5.34%*	1.26%*	(.76%)*	292	%Ø
Class C
8/31/2013	$—	$17.01	22.99%	$1.1	2.56%	2.01%	(1.58%)	249%
8/31/2012	$—	$13.83	8.98%	$0.7	2.57%	2.01%	(1.73%)	294%
8/31/2011	$—	$12.69	28.57%	$0.3	2.52%	2.01%	(1.72%)	185%
8/31/2010	$—	$9.87	2.81%	$0.1	3.43%	2.01%	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	6.65%*	2.01%*	(1.47%)*	292	%Ø
Class R3
8/31/2013	$—	$17.37	23.54%	$0.4	2.15%	1.51%	(1.08%)	249%
8/31/2012	$—	$14.06	9.59%	$0.2	2.12%	1.51%	(1.23%)	294%
8/31/2011	$—	$12.83	29.20%	$0.1	2.05%	1.51%	(1.24%)	185%
8/31/2010	$—	$9.93	3.33%	$0.1	4.16%	1.51%	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10%**	$0.1	6.29%*	1.52%*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
8/31/2013	$—	$32.66	24.18%	$825.2	.87%	.87%	.91%	35%
8/31/2012	$—	$26.48	8.13%	$724.3	.89%	.89%	.86%	28%
8/31/2011	$—	$24.61	19.74%	$648.1	.90%	.90%	.69%	20%
8/31/2010	$—	$20.58	10.14%	$582.5	.94%	.94%	.27%	41%
8/31/2009	$—	$18.74	(21.83%)	$597.1	.93%	.93%	.51%	36%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Trust Class
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)	$—
Institutional Class
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)	$—
Class A
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—	$—
Class C
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$—
Class R3
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2013	$—	$22.20	23.95%	$431.3	1.04%	1.04%	.76%	35%
8/31/2012	$—	$18.07	7.93%	$488.5	1.06%	1.06%	.66%	28%
8/31/2011	$—	$16.85	19.60%	$484.7	1.08%	1.08%	.50%	20%
8/31/2010	$—	$14.11	9.94%	$356.1	1.12%	1.12%	.10%	41%
8/31/2009	$—	$12.88	(22.01%)	$308.2	1.13%	1.13%	.32%	36%
Institutional Class
8/31/2013	$—	$32.70	24.41%	$557.7	.69%	.69%	1.10%	35%
8/31/2012	$—	$26.51	8.32%	$512.4	.71%	.71%	1.02%	28%
8/31/2011	$—	$24.64	19.98%	$417.7	.74%	.74%§	.82%	20%
8/31/2010	$—	$20.60	10.36%	$166.9	.77%	.75%	.49%	41%
8/31/2009	$—	$18.75	(21.71%)	$77.6	.78%	.75%	.70%	36%
Class A
8/31/2013	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	.67%	35%
8/31/2012	$—	$17.95	7.89%	$83.1	1.11%	1.11%§	.61%	28%
8/31/2011	$—	$16.77	19.54%	$75.9	1.14%	1.11%	.42%	20%
8/31/2010	$—	$14.08	10.03%	$12.4	1.21%	1.11%	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33%**	$1.1	1.70%*	1.11%*	.11%*	36	%Ø
Class C
8/31/2013	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(.10%)	35%
8/31/2012	$—	$17.64	7.08%	$16.7	1.87%	1.86%	(.12%)	28%
8/31/2011	$—	$16.52	18.63%	$12.9	1.89%	1.86%	(.35%)	20%
8/31/2010	$—	$13.94	9.10%	$3.3	1.99%	1.86%	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17%**	$0.1	6.17%*	1.86%*	(.40%)*	36	%Ø
Class R3
8/31/2013	$—	$21.86	23.64%	$25.3	1.30%	1.30%	.46%	35%
8/31/2012	$—	$17.81	7.65%	$17.9	1.33%	1.33%§	.43%	28%
8/31/2011	$—	$16.68	19.20%	$9.7	1.36%	1.36%§	.08%	20%
8/31/2010	$—	$14.05	9.74%	$0.2	2.95%	1.36%	(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25%**	$0.1	5.76%*	1.36%*	.12%*	36	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R6
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—
Value Fund
Institutional Class
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2009‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)	$—
Class A
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—
Class C
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R6
Period from 3/15/2013^ to 8/31/2013	$—	$32.71	4.97	%**	$249.6	.62%*	.62%*	.94%*	35	%Ø
Value Fund
Institutional Class
8/31/2013	$—	$13.52	23.23%		$6.9	5.93%	.71%	1.25%	250%
8/31/2012	$—	$11.18	13.25%		$2.7	9.42%	.73%	1.46%	200%
8/31/2011	$—	$9.95	20.87%		$2.6	18.35%	.75%[c]	1.28%	191%
8/31/2010‡‡‡	$—	$8.30	(.71	%)††††	$1.2	15.47%	.92%[c]	.93%	52%
8/31/2009‡‡‡	$—	$8.57	(13.01	%)††††	$1.2	15.05%	1.03%[c]	2.39%	94%
Class A
8/31/2013	$—	$13.44	22.72%		$3.7	6.81%	1.11%	.82%	250%
8/31/2012	$—	$11.13	12.89%		$1.6	9.88%	1.08%	1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12%*	1.22%*	191	%Ø
Class C
8/31/2013	$—	$13.31	21.82%		$0.3	7.31%	1.87%	.01%	250%
8/31/2012	$—	$11.05	12.07%		$0.1	10.74%	1.87%	.30%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86%*	.26%*	191	%Ø

Notes to Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. Except for Large Cap Value and Small Cap Growth, no Fund's total returns were impacted by class action proceeds as listed in Note A-4 to the Financial Statements for the year ended August 31, 2013. Had Large Cap Value not received the class action proceeds, total return based on per share NAV for the year ended August 31, 2013 would have been 23.93%, 23.61%, 23.46%, 24.11%, 23.57% and 23.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class R3, respectively. Had Small Cap Growth not received the class action proceeds, total return based on per share NAV for the year ended August 31, 2013 would have been 23.81%, 23.45%, 23.31%, 24.05%, 23.84%, 22.92% and 23.47% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2012, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively.

‡‡  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡  On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††  During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

^^  After utilization of the Line of Credit by Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had the Fund not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended August 31, 2011
Multi-Cap Opportunities Fund Institutional Class	1.01%
Multi-Cap Opportunities Fund Class A	1.37%
Multi-Cap Opportunities Fund Class C	2.12%

Notes to Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2013	2012	2011	2010	2009
Equity Income Fund Institutional Class	—	.70%	.76%	—	—
Equity Income Fund Class A	—	1.07%	1.16%	—	—
Equity Income Fund Class C	—	1.82%	1.90%	—	—
Equity Income Fund Class R3	1.31%	1.35%	—	—	—
Focus Fund Advisor Class	—	—	—	1.39%	—
Guardian Fund Advisor Class	1.30%	1.33%	1.35%	—	—
Guardian Fund Institutional Class	—	.74%	.74%	—	—
Guardian Fund Class A	1.10%	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	1.05%	1.03%	1.08%	—	—
Large Cap Value Fund Institutional Class	—	—	—	.68%	—
Large Cap Value Fund Class A	—	1.05%	—	—	—
Large Cap Value Fund Class C	1.86%	—	—	—	—
Mid Cap Growth Fund Advisor Class	—	1.31%	1.34%	1.48%	—
Multi-Cap Opportunities Fund Institutional Class	.82%	.93%	—	—	—
Multi-Cap Opportunities Fund Class A	1.16%	1.30%	—	—	—
Multi-Cap Opportunities Fund Class C	1.92%	—	—	—	—
Socially Responsive Fund Institutional Class	—	—	.72%	—	—
Socially Responsive Fund Class A	1.08%	1.11%	—	—	—
Socially Responsive Fund Class C	1.83%	—	—	—	—
Socially Responsive Fund Class R3	—	1.32%	1.35%	—	—

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Real Estate, for the year ended August 31, 2011 for Value and for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive.

###  On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

Notes to Financial Highlights (cont'd)

a  On January 25, 2013, International Equity (formerly, Neuberger Berman International Institutional Fund) acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  These ratios reflect a reduced fee schedule for certain expenses. If these ratios had not been reduced, the ratios would have been higher.

d  This class commenced operations January 28, 2013, and consequently its returns are lower than the Institutional Class which was operational for the entire fiscal year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Emerging Markets Equity Fund,
Neuberger Berman Equity Income Fund,
Neuberger Berman Focus Fund,
Neuberger Berman Genesis Fund,
Neuberger Berman Global Equity Fund,
Neuberger Berman Global Thematic Opportunities Fund,
Neuberger Berman Greater China Equity Fund,
Neuberger Berman Guardian Fund,
Neuberger Berman International Equity Fund,
Neuberger Berman International Large Cap Fund,
Neuberger Berman Large Cap Value Fund,
Neuberger Berman Real Estate Fund,
Neuberger Berman Select Equities Fund,
Neuberger Berman Value Fund

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund (formerly, Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund, fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Equity Funds, at August 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund , Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Multi-Cap Opportunities Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2013

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Trustee, Steben Select Multi-Strategy Fund, since 2013; Trustee, Steben Select Multi-Strategy Master Fund, since 2013; Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
Jack L. Rivkin* (1940)	Trustee since 2002

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			54

Director, CRT Capital LLC (financial services firm), since 2012; Director, Idealab (private company), since 2009; Director, Energy Cache (private company), since 2011; Director, World Haus (private company), since 2011; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Operative Media, Inc. (private company), since 2010; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, Solbright, Inc. (private company), 1998 to 2010; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund

Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Jack L. Rivkin is an interested person of the Trust by virtue of the fact that he is a director of CRT Capital LLC, which, from time to time, serves as a broker or dealer to the Funds and other funds or accounts for which Management serves as investment manager.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of	Principal Occupation(s)(3) Time Served(2)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Management, since 2008 and Employee since 1991; formerly, Vice President, Management, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position and Length of	Principal Occupation(s)(3) Time Served(2)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Management, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on April 23-24, 2013 and June 26-27, 2013, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Greater China Equity Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding personnel, operations and financial conditions of Management and Neuberger Berman Asia Limited ("NB Asia"), the Sub-Adviser, as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and NB Asia; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience of the portfolio management personnel of Management and NB Asia who would perform services for the Fund. The Board also considered the performance over a several year period of a composite portfolio using similar investment objectives, policies and strategies to the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NB Asia's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the scope of the compliance program of Management and NB Asia. The Board also considered the nature of the markets in which the Fund would invest and the geographic location of the adviser, and whether those factors suggested need for special research, trading, valuation and/or compliance. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NB Asia or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio for each class of the Fund to a peer group of broadly comparable funds and classes, including how the Fund's effective management fee at different asset levels and the Fund's net expenses for each class compared to the mean and median of the peer group. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management provides to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. Although advisory and administrative fees for all classes of the Fund were in the bottom quartile of the comparison group, the expense ratio was close to the median of that group, indicating that in return for its fee, Management would provide more of the required administrative services than do some other manager/administrators in the comparison group.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NB Asia could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Notice to Shareholders

Equity Income Fund, Genesis Fund, Guardian Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Multi-Cap Opportunities Fund, Real Estate Fund and Select Equities Fund hereby designate $29,980,535, $529,696,292, $30,564,740, $2,542,565, $30,418,426, $33,916,496, $2,536,247, $16,029,835 and $4,605,363, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2013, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2013 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Emerging Markets Equity Fund	$7,839,761
Equity Income Fund	88,989,651
Focus Fund	10,706,347
Genesis Fund	212,604,665
Global Equity Fund	126,518
Global Thematic Opportunities Fund	1,082,738
Greater China Equity Fund	13,020
Guardian Fund	21,509,340
International Equity Fund	21,458,981
International Large Cap Fund	5,741,129
Intrinsic Value Fund	2,455,102
Large Cap Disciplined Growth Fund	9,275,276
Large Cap Value Fund	33,222,835
Mid Cap Growth Fund	4,818,993
Mid Cap Intrinsic Value Fund	1,693,033
Multi-Cap Opportunities Fund	20,797,374
Real Estate Fund	19,473,451
Select Equities Fund	935,352
Small Cap Growth Fund	515,173
Socially Responsive Fund	36,238,028
Value Fund	98,465

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/13

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Greater China Equity, Guardian, International Equity, International Large Cap, Large Cap Value, Real Estate, Select Equities and Value Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $656,875 and $665,750 for the fiscal years ended 2012 and 2013, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $138,250 and $141,750 for the fiscal years ended 2012 and 2013, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $173,750 and $161,950 for the fiscal years ended 2012 and 2013, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $22,750 and $24,500 for the fiscal years ended 2012 and 2013, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $203,750 and $219,400 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $22,750 and $24,500 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	October 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	October 31, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	October 31, 2013